As filed with the Securities and Exchange Commission on June 8, 2018

Securities Act File No. 333-224261

Investment Company Act File No. 811-23335

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒	Pre-Effective Amendment No. 1

☐	Post-Effective Amendment No.
and

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒	Amendment No. 1

Nuveen Emerging Markets Debt 2025 Term Fund

Exact Name of Registrant as Specified in Declaration of Trust

333 West Wacker Drive, Chicago, Illinois 60606

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(800) 257-8787

Registrant’s Telephone Number, including Area Code

Gifford R. Zimmerman

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service.

Copies of Communications to:

David P. Glatz	Eric F. Fess	Clifford R. Cone, Esq.
Stradley Ronon Stevens & Young, LLP 191 North Wacker Drive Suite 1601 Chicago, Illinois 60606	Chapman and Cutler LLP 111 West Monroe Chicago, Illinois 60603	Jefferey D. LeMaster, Esq. Clifford Chance US LLP New York, New York 10019

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $0.01 par value	100,000	$10.00	$1,000,000	$124.50

(1)	Estimated solely for the purpose of calculating the registration fee.
(2)	Previously paid.

The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

THE INFORMATION IN THIS PRELIMINARY PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PRELIMINARY PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND WE ARE NOT SOLICITING OFFERS TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

Subject to Completion

Preliminary Prospectus dated                     , 2018

PROSPECTUS

                     Shares

Nuveen Emerging Markets Debt 2025 Term Fund

Common Shares

$10.00 per Share

The Fund.    Nuveen Emerging Markets Debt 2025 Term Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to provide a high level of current income and total return. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Fund Policies and Strategies.    Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined on page 5) in emerging markets debt securities. The Fund will invest at least 70% of its Managed Assets (as defined on page 5) in sovereign debt securities. The Fund will invest no more than 20% of its Managed Assets in emerging markets corporate debt securities.

(continued on following page)

No Prior History.    Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value (“NAV”). This risk of loss due to the discount may be greater for investors who expect to sell their shares in a relatively short period after completion of the public offering. The Fund’s common shares have been approved for listing on the New York Stock Exchange. The trading or “ticker” symbol is “JEMX.”

This Prospectus sets forth concisely information about the Fund that a prospective investor should know before investing, and should be retained for future reference. Investing in the Fund’s common shares involves certain risks. The Fund’s anticipated exposure to below investment grade securities (high yield or junk bonds) involves special risks, including an increased risk with respect to the issuer’s capacity to pay interest, dividends and repay principal. You could lose some or all of your investment. See “Risks” beginning on page 45 of this Prospectus. Certain of these risks are summarized in “Prospectus Summary—Special Risk Considerations” beginning on page 10 of this Prospectus.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$10.000	$
Sales load(2)	$0.165	$
Estimated offering costs	$0.020	$
Proceeds, after expenses, to the Fund(3)	$9.815	$

(notes on following page)

The underwriters expect to deliver the common shares to purchasers on or about                                         , 2018.

Nuveen Securities

The date of this Prospectus is                                         , 2018.

(notes from previous page)

(1)	The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days from the date of this Prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total public offering price, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be approximately $ , $ , $ and $ , respectively. See “Underwriting.”

(2)	Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser (and not the Fund), has agreed to pay, from its own assets, (a) additional compensation of $ per share to the underwriters in connection with this offering and separately (b) an upfront structuring fee to , and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with the offering. These fees and compensation are not reflected under “Sales load” in the table above. See “Underwriting—Additional Compensation to be Paid by Nuveen Fund Advisors.”

(3)	Total offering costs to be paid by the Fund (other than the sales load) are estimated to be approximately $ , which represents approximately $0.02 per share. Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay the amount by which the Fund’s offering costs (other than sales load) exceed $0.02 per common share. Offering costs of up to $0.02 per share will be borne by the Fund and therefore by common shareholders indirectly. See “Use of Proceeds.”

Fund Policies and Strategies.

(continued from previous page)

The Fund will invest at least 50% of its Managed Assets in securities denominated in emerging market currencies, plus the net notional amount of exposure to such securities or currencies gained from the use of derivatives. The Fund will invest no more than 15% of its Managed Assets in the sum of (i) securities of issuers located in any single emerging market country, plus (ii) securities denominated in that country’s currency. For purposes of this policy, the amount to be limited includes the net notional amount of exposure to such securities or currency gained from the use of derivatives.

The Fund generally considers an “emerging market” as any of the countries or markets represented in the JP Morgan Government Bond Index—Emerging Markets (the “GBI-EM”) Global Diversified Index, JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified (the “EMBI-GD”), the JP Morgan Corporate Emerging Markets Bond Index (“CEMBI”) Broad Diversified (the “CEMBI-BD”) or any country or market with similar emerging characteristics. In determining whether a security is an “emerging markets debt security,” the Fund will classify an issuer based on the issuer’s country of origin, generally as determined by an unaffiliated, recognized financial data provider. An issuer’s country of origin is based on a number of criteria, such as the issuer’s country of domicile or country in which the issuer conducts its primary operations, the primary exchange on which its securities trade, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

To construct and manage the portfolio, the Fund’s investment team will integrate top-down global macroeconomic analysis with a fundamental, bottom-up investment process that assesses local currency dynamics and overall creditworthiness on an issuer-by-issuer basis. The Fund’s subadviser actively manages the portfolio to capitalize on the relative value opportunities across emerging markets debt securities by identifying securities that the portfolio managers believe are undervalued, mispriced, and offer the most compelling opportunities across local rates and foreign currency markets.

The Fund may invest without limit in investment grade securities. The Fund may invest no more than 50% of its Managed Assets in securities rated below investment grade (BB+/Ba1 or lower) and no more than 10% of its Managed Assets in securities rated below B-/B3, in each case counting securities that are unrated but judged to be of comparable quality by the Fund’s subadviser. Below investment grade securities are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest or dividends and repay principal, which implies higher price volatility and default risk than investment grade instruments of

(notes from previous page)

comparable terms and duration. The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, the subadviser attempts to minimize the risks of investing in lower rated securities by conducting its own credit analysis, paying particular attention to economic trends in different sectors and countries and other market events.

The Fund anticipates using leverage in order to pursue its investment objective. If current market conditions persist, the Fund intends initially to use leverage obtained through borrowings, reverse repurchase agreements or a combination of both, in an aggregate amount equal to approximately 25% of the Fund’s Managed Assets. The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. The Fund may use leverage to the extent permitted by the Investment Company Act of 1940 (the “1940 Act”). The Fund may source leverage through a number of methods including the issuance of debt securities, issuance of preferred shares of beneficial interest, and entering into reverse repurchase agreements. In addition, the Fund may use derivatives that have the economic effect of leverage. The use of leverage creates special risks for common shareholders. See “Risks—Fund Level Risk—Leverage Risk.” There is no assurance that the Fund will use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

Seven-Year Term and Final Distribution.    On or about December 1, 2025 (the “Termination Date”), the Fund intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and distribute all its liquidated net assets to common shareholders of record, unless the term is extended for one period of up to six months by a vote of the Fund’s Board of Trustees. The amount distributed to common shareholders at the termination of the Fund will be based on the Fund’s NAV at that time. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the actual distribution at termination may be less, and potentially significantly less, than a shareholder’s original investment. The Fund is not a “target term fund.” Unlike a “target term fund,” which has an investment objective to return the fund’s original net asset value to common shareholders on the fund’s termination date, the Fund has no such investment objective. See “Risks—Fund Level Risks—Seven-Year Term Risk.”

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest, and retain it for future reference. A Statement of Additional Information (“SAI”), dated                                         , 2018, as amended or supplemented through the effective date of this Prospectus, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on page 81 of this Prospectus, annual and semi-annual reports to shareholders, when available, and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787 or by writing to the Fund, or from the Fund’s website (www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the Statement of Additional Information (and other information regarding the Fund) from the SEC’s website (www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained or incorporated by reference in this Prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information (“SAI”) prior to making an investment in the Fund, especially the information set forth under the heading “Risks.”

The Fund	Nuveen Emerging Markets Debt 2025 Term Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

The Offering	The Fund is offering common shares of beneficial interest at $10.00 per share through a group of underwriters (the “Underwriters”) led by and Nuveen Securities, LLC.

The common shares of beneficial interest of the Fund are called “Common Shares” in this Prospectus. In this Prospectus, we refer to holders of Common Shares as “Common Shareholders.” You must purchase at least 100 Common Shares ($1,000) in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares within 45 days of the date of this Prospectus solely to cover over-allotments, if any. See “Underwriting.” Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”) has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than the sales load) that exceed $0.02 per Common Share.

Who May Want to Invest	You should consider your financial situation and needs, other investments, investment goals, investment experience, time horizons, liquidity needs and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors and is not intended to be a complete investment program. The Fund is designed for investment and not as a trading vehicle. The Fund may be appropriate for investors who are seeking a strategy with the following features or potential benefits:

•	high current income and total return;

•	a seven-year term;

•	institutional access to local currency emerging markets debt securities; and

•	access to the emerging markets debt and foreign currency expertise of Teachers Advisors, LLC, the Fund’s subadviser (“Teachers Advisors”).

However, keep in mind that you will need to assume the risks associated with an investment in the Fund. See “Risks.”

Investment Objective	The Fund’s investment objective is to provide a high level of current income and total return. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful. See “The Fund’s Investments” and “Risks.”

Fund Strategies	The Fund generally invests in emerging markets sovereign debt and other debt securities, including such securities denominated in local non-U.S. currencies (referred to herein as “local currency securities”). To construct and manage the portfolio, the Fund’s investment team will integrate top-down global macroeconomic analysis with a fundamental, bottom-up investment process that assesses local currency dynamics and overall creditworthiness on an issuer-by-issuer basis. Teachers Advisors actively manages the portfolio to capitalize on the relative value opportunities across emerging markets debt securities by identifying securities that the portfolio managers believe are undervalued, mispriced, and offer the most compelling opportunities across local rates and foreign currency markets. The team links fundamental analysis with valuations and technicals in order to identify the most compelling opportunities across local rates, foreign currency and/or credit.

Through its overall design and investment strategy, the Fund seeks to generate income and maximize risk-adjusted total returns by investing in local currency emerging markets debt securities that generally offer (i) higher yields relative to debt securities of similar issuers denominated in developed market currencies, and (ii) the potential for sustained currency and price appreciation caused by favorable monetary and fiscal policy outlooks of each respective emerging market country represented in the Fund’s portfolio. Further, the Fund may also seek to enhance the income stability and total return of the Fund’s portfolio by investing in emerging markets debt securities denominated in developed market currencies that provide compelling spreads over their respective developed-market treasury curves.

The Fund may invest in below investment grade securities (high yield or junk bonds). The Fund does not rely exclusively on rating agencies when making investment decisions. Instead, Teachers Advisors attempts to minimize the risks of investing in lower rated securities by conducting its own credit analysis, paying particular attention to economic trends in different sectors and countries and other market events.

There can be no assurance that the Fund’s strategies will be successful.

Portfolio Contents	The Fund generally invests in a portfolio of emerging markets sovereign debt, quasi-sovereign debt and other emerging markets securities such as corporate debt.

Sovereign securities are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. Quasi-sovereign securities typically are issued by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares. Corporate debt securities are issued by corporations and other private legal entities to borrow money from investors. In a typical corporate bond, the issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed on or before maturity.

Emerging markets debt securities may also include secured loans, unsecured loans, senior loans, second lien loans, subordinated debt and sukuk debt instruments. Generally, sukuk debt instruments are certificates structured to comply with Sharia (Islamic) law and its investment principles. Sukuk debt instruments are further described in the fourth paragraph under “The Fund’s Investments—Portfolio Contents.”

The Fund’s debt securities will include investment grade and below investment grade instruments. Additionally, the Fund’s portfolio may contain restricted and illiquid securities.

The Fund may also invest in other types of securities and debt instruments described in this Prospectus and the SAI. See “Portfolio Composition and Other Information” for additional information on the types of securities and instruments in which the Fund may invest.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including total return swaps, interest rate swaps, and currency swaps, credit default swaps and credit default swap indices), options on swaps, options on interest rates, options on indices, options on currencies, credit-linked notes (“CLNs”), currency-related derivatives, forward currency contracts, including non-deliverable forward currency contracts (“NDFs”), and other fixed-income derivative instruments. Teachers Advisors may use derivative instruments to attempt to hedge some of the risk, including currency risk, of the Fund’s investments or as a substitute for a position in the underlying asset. See “Portfolio Composition and Other Information—Derivatives.”

Investment Policies	Under normal circumstances:

•	The Fund will invest at least 80% of its Assets (as defined below) in emerging markets debt securities;

•	The Fund will invest at least 70% of its Managed Assets (as defined below) in sovereign debt securities;

•	The Fund will invest no more than 20% of its Managed Assets in emerging markets corporate debt securities;

•

The Fund will invest at least 50% of its Managed Assets in securities denominated in emerging market currencies, plus the net notional amount of exposure to such securities or currencies gained from the use of derivatives;

•

The Fund will invest no more than 15% of its Managed Assets in the sum of (i) securities of issuers located in any single emerging market country, plus (ii) securities denominated in that country’s currency. For purposes of this policy, the amount to be limited includes the net notional amount of exposure to such securities or currency gained from the use of derivatives;

•

The Fund may invest without limit in investment grade securities and up to 50% of its Managed Assets in securities rated below investment grade (BB+/Ba1 or lower) or that are unrated but judged by Teachers Advisors to be of comparable quality;

•

The Fund will invest no more than 10% of its Managed Assets in securities rated below B-/B3 or that are unrated but judged by Teachers Advisors to be of comparable quality (see “Special Risk Considerations—Issuer Level Risks—Defaulted and Distressed Securities Risk”);

•

The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, other than to pursue the control of the issuer in the workout of a debt security that the Fund already owns; and

•

The Fund will not invest in common equity securities. This policy does not apply to shares of other registered investment companies or to common equity securities acquired in connection with the workout of a debt security that the Fund already owns.

The foregoing policies apply only at the time of any new investment.

“Emerging markets debt securities” are defined as debt securities of emerging market issuers including a broad range of sovereign, quasi-sovereign and corporate debt securities (see “Portfolio Contents”). The Fund generally defines an “emerging market” as any of the countries or markets represented in the JP Morgan Government Bond Index—Emerging Markets (the “GBI-EM”) Global Diversified Index, JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified (the “EMBI-GD”), the JP Morgan Corporate Emerging Markets Bond Index (“CEMBI”) Broad Diversified (the “CEMBI-BD”), or any country or market with similar emerging characteristics. In determining whether a security is an “emerging markets debt security,” the Fund will classify an issuer based on the issuer’s country of origin, generally as determined by an unaffiliated, recognized financial data provider. Also, the same issuer’s country of origin will be used to determine where an issuer is located in order to comply with the Fund’s policy that no more than 15% of its Managed Assets may be invested in the sum of (i) securities of issuers located in any single emerging market country, plus (ii) securities denominated in that country’s currency. An issuer’s country of origin is based on a number of criteria, such as the issuer’s country of domicile or country in which the issuer conducts its primary operations, the primary exchange on which its securities trade, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

The Fund also intends to invest in “frontier market” debt securities, which the Fund considers to be a subset of emerging markets debt securities. The Fund considers a “frontier market” to be a market that is generally smaller and less mature than larger emerging markets, but is nonetheless accessible to foreign investment through sovereign and/or corporate bonds. Frontier market economies and capital markets are typically at an earlier stage of development and institutions and macro-economic policy formulation is also less mature in comparison to larger emerging market countries. Participants in the debt markets, unlike participants in the equity markets, generally consider frontier economies to be a subcategory of emerging economies.

Below investment grade securities are generally securities rated BB+/Ba1 or lower at the time of investment. Below investment grade securities are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest, and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. These securities generally provide higher income than investment grade securities in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest or principal payments on the securities. For purposes of the investment limitations in this Prospectus, a security’s rating is determined using the highest rating of Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”) and Fitch Ratings, a part of the Fitch Group (“Fitch”) if all three nationally recognized statistical rating organizations (“NRSROs”) rate the security. If ratings are provided by only two of those NRSROs, the higher rating is used to determine the rating. If only one of those NRSROs provides a rating, that rating is used. If a security is unrated by any NRSRO, a rating determined to be of comparable quality by Teachers Advisors is used. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. For purposes of determining compliance with the Fund’s policy to invest at least 80% of its Assets in emerging markets debt securities, any derivative instruments included in such calculation will be valued at their market value. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage, and derivatives will be valued at their market value.

See “The Fund’s Investments—Investment Objective” and “— Investment Policies.”

During temporary defensive periods, the period in which the net proceeds of the offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective. For a more complete discussion of the Fund’s portfolio composition, see “The Fund’s Investments.”

Seven-Year Term	The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to shareholders, the Fund’s term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Fund’s term may not be extended further than one period of up to six months without a shareholder vote. In determining whether to extend the Fund’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

The Fund’s final distribution to Common Shareholders will be based upon the Fund’s net asset value (“NAV”) at the Termination Date and you may receive more or less than your original investment. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund’s assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), subsequent to that distribution the Fund may make one or more small additional distributions of any cash received from ultimate liquidation of those assets. The Fund expects that the total of that initial cash distribution and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, but the actual total may be more or less than that NAV, depending in part on the ultimate results of those post-Termination Date asset liquidations.

Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders at the termination of the Fund may be less, and potentially significantly less, than their original investment. See “Risks—Fund Level Risks—Seven-Year Term Risk.”

Leverage

The Fund anticipates using leverage to pursue its investment objective. If current market conditions persist, the Fund intends initially to use leverage obtained through borrowings, reverse repurchase agreements or a combination of both, in an aggregate amount equal to approximately 25% of the Fund’s Managed Assets. The Fund does not intend to borrow or use reverse repurchase agreements until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objective.

The Fund may use leverage to the extent permitted by the 1940 Act. The Fund may source leverage through a number of methods including the issuance of debt securities, issuance of preferred shares of beneficial interest (“Preferred Shares”) and entering into reverse repurchase agreements. The Fund does not presently intend to employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, but may do so if the Board of Trustees determines it to be in the best interests of Common Shareholders. In addition, the Fund may use derivatives such as financial futures contracts and options thereon, swaps, options on swaps, options on currencies and other fixed-income derivative instruments that have the economic effect of leverage. See “Leverage,” “ Risks—Security Level Risks—Reverse Repurchase Agreement Risk,” and “The Fund’s Investments—Portfolio Composition and Other Information—Derivatives.”

The Fund may reduce or increase leverage based upon changes in market conditions and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. So long as the net rate of income received on the Fund’s investments purchased with leverage proceeds exceeds the then current expense on any leverage, the investment of leverage proceeds will generate more net income than if the Fund had not used leverage. Under these circumstances, the excess net income will be available to pay higher distributions to Common Shareholders. However, if the rate of net income received from the Fund’s portfolio investments purchased with leverage is less than the then current expense on outstanding leverage, the Fund may be required to utilize other Fund assets to make expense payments on outstanding leverage, which may result in a decline in Common Share NAV and reduced net investment income available for distribution to Common Shareholders.

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable a Fund to effectively convert its variable leverage expense to fixed, or vice-versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs, and thereby enhance Common Share distributions, over an extended period, which would be the result if short-term market interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term interest rates on average over the period, overall costs associated with leverage will be greater (and thereby reduce distributions to Common Shareholders) than if the Fund had not entered into the interest rate swap(s).

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Teachers Advisors) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of most types of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets, and in turn Nuveen Fund Advisors’ and Teachers Advisors’ management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund and its Common Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance.

The Fund may borrow for temporary purposes as permitted by the 1940 Act.

The use of leverage creates additional risks for Common Shareholders, including increased variability of the Fund’s NAV, net income and distributions in relation to market changes. See “Leverage” and “Risks—Fund Level Risks—Leverage Risk.” There is no assurance that the Fund will use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

Distributions	Commencing with the Fund’s first dividend, the Fund intends to pay a regular monthly cash dividend to Common Shareholders. The Fund expects to declare its initial Common Share distribution within approximately 30 days following the completion of this offering, and to pay that distribution on or about October 1, 2018, depending on market conditions.

The Fund, as a general matter, intends to source its regular monthly cash distributions paid on the Common Shares from its net investment income, with such net investment income being predominately generated in the form of interest received on the fixed-income securities in the Fund’s portfolio. The Fund expects to establish a dividend rate that, over an extended period, will roughly equal the amount of net investment income generated from such interest received over that period.

However, a large proportion of the Fund’s investment portfolio securities are denominated in non-U.S. currencies, and realized gains or losses from changes in the value of such non-U.S. currencies (“currency gains” or “currency losses”) will add to or subtract from the Fund’s net income generated from interest received on portfolio securities. These currency gains/losses may impact the amount and proportion of the Fund’s distributions that is characterized as being sourced from net investment income. Specifically, in the event that the Fund experiences a net currency loss in a given fiscal year, such loss will offset and reduce net investment income, and a portion of the Fund’s cash distributions sourced from its net investment income derived from interest income received may end up being characterized as a return of capital for tax purposes; in that event, you should not assume that the distributions you received corresponded to the Fund’s actual net earnings. Also, if and to the extent that the Fund’s net investment income is less than the total amount of monthly distributions paid in a given fiscal year, and the Fund has net realized capital gains in that fiscal year, the Fund may also characterize for tax purposes all or a portion of distributions paid in excess of net investment income as being paid from realized capital gains. The Fund may reserve a limited portion of its net investment income by paying out monthly distributions at a rate that is less than the rate of net investment income earned in order to seek to reduce or minimize return of capital that may be triggered by currency losses.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders, upon a determination by the Fund’s Board of Trustee’s that such change is in the best interests of the Fund and its Common Shareholders.

Automatic Reinvestment	Distributions will be automatically reinvested in additional Common Shares under the Fund’s Dividend Reinvestment Plan unless a Common Shareholder elects to receive cash. See “Distributions,” “Dividend Reinvestment Plan” and “Tax Matters.”

Investment Adviser and Subadviser	Investment Adviser. Nuveen Fund Advisors is the Fund’s investment adviser, responsible for overseeing the Fund’s overall investment strategy and its implementation.

Nuveen Fund Advisors offers advisory and investment management services to a broad range of investment company clients. Nuveen Fund Advisors has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2018, Nuveen managed approximately $967 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Subadviser. Teachers Advisors, a registered investment adviser, is the Fund’s subadviser responsible for investing the Fund’s Managed Assets. Teachers Advisors is an affiliate of Nuveen Fund Advisors.

Management Fees. The Fund will pay Nuveen Fund Advisors an annual management fee, payable monthly in arrears, in a maximum amount equal to 1.1000% of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of two components—a “fund-level fee,” based only on the amount of assets within the Fund, and a “complex-level fee,” based upon the aggregate amount of all eligible assets of all Nuveen Funds (as described in “Management of the Fund—Investment Management and Subadvisory Agreements—Complex-Level Fee”). The fund-level fee is a maximum of 0.9000% of the Fund’s average daily Managed Assets, with lower fees for assets that exceed $500 million. The complex-level fee begins at a maximum of 0.2000% of average daily Managed Assets, based upon complex-wide eligible assets of $55 billion, with lower fees for eligible assets above that level. For more information, see “Management of the Fund—Investment Management and Subadvisory Agreements.” Based on eligible assets as of February 28, 2018, the complex-level fee would be 0.1595% of Managed Assets, and the total fee to Nuveen Fund Advisors would be 1.0595% of Managed Assets (assuming Managed Assets of $500 million or less).

Pursuant to an investment subadvisory agreement between Nuveen Fund Advisors and Teachers Advisors, Nuveen Fund Advisors will pay Teachers Advisors a portfolio management fee equal to 50% of the investment management fee paid on the Fund’s average daily Managed Assets. Teachers Advisors will be responsible for investing the Fund’s Managed Assets. The amount of fees paid to Nuveen Fund Advisors and Teachers Advisors will be higher if the Fund utilizes leverage because the fees will be calculated based on the Fund’s Managed Assets, which may create an incentive for Nuveen Fund Advisors and Teachers Advisors to seek to use or increase leverage.

For more information on fees and expenses, including fees attributable to Common Shares, see “Summary of Fund Expenses” and “Management of the Fund.”

Listing	The Fund’s Common Shares have been approved for listing on the New York Stock Exchange (“NYSE”). See “Description of Shares and Debt—Common Shares.” The trading or “ticker” symbol of the Common Shares is “JEMX.”

Custodian and Transfer Agent	State Street Bank and Trust Company will serve as the Fund’s custodian, and Computershare Inc. and Computershare Trust Company, N.A. will serve as the Fund’s transfer agent. See “Custodian and Transfer Agent.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risks” for a more complete discussion of the special risk considerations of an investment in the Fund.

Fund Level Risks

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations. As a result, prospective investors have no track record or history upon which to base their investment decision.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value. Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. The value of your investment in the Fund will be reduced immediately following the completion of the offering by the sales load and amount of offering costs paid by the Fund. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Investment and Market Risk. An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Seven-Year Term Risk. Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date, and you may receive less than your original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders may be significantly less than their original investment.

The Fund has no limit on the maturity of the debt instruments in its portfolio. Compared to a fund with such a limit, this may reduce the amount of the final distribution payable to Common Shareholders if interest rates rise, for example, as the Fund approaches termination because any instruments with a remaining maturity at the Termination Date may be sold by the Fund at a loss, resulting in a decrease in the Fund’s NAV on the Termination Date. Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, the Fund may be prevented or inhibited from fully being able to liquidate its portfolio at or prior to the Termination Date. See “Security Level Risks—Debt Securities Risk” and “Issuer Level Risks—Below Investment Grade Risk” below.

Earnings Risk. The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.

Leverage Risk.    The use of leverage creates special risks for Common Shareholders, including the likelihood of greater volatility of NAV and the market price of, and distributions on, the Common Shares than a comparable portfolio without leverage. The use of leverage in a declining market will likely cause a greater decline in Common Share NAV, which may result in a greater decline of the Common Share price, than if the Fund were not to have used leverage.

The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the NAV of and net income payable with respect to the Common Shares. Nuveen Fund Advisors, based on its assessment of market conditions, may increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Common Shares in the secondary market. There is no assurance that the Fund will utilize leverage or that the Fund’s use of leverage will be successful. Furthermore, the amount of fees paid to Nuveen Fund Advisors and Teachers Advisors for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets, which may create an incentive for Nuveen Fund Advisors to leverage the Fund or increase the Fund’s leverage. Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. At this time, Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies. See “Leverage.”

Issuer Level Risks

Emerging Markets Risk.    Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the securities in those markets. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging market countries.

In addition, the Fund may invest in “frontier market” debt securities, which the Fund considers to be a subset of emerging markets debt securities. The Fund considers a “frontier market” to be a market that is generally smaller and less mature than larger emerging markets, but is nonetheless accessible to foreign investment through sovereign and/or corporate bonds issued in hard currency like the U.S. dollar. Frontier market economies and capital markets are typically at an earlier stage of development and institutions and macro-economic policy formulation is also less mature in comparison to larger emerging market countries. While frontier markets have much in common, there are also significant differences when it comes to their political and policy environments, natural resource base, and economic structures and cycles. Participants in the debt markets, unlike participants in the equity markets, generally consider frontier economies to be a subcategory of emerging economies. Countries frequently deemed frontier markets are included in common emerging markets debt benchmarks such as the EMBI and the CEMBI-BD, where such markets currently account for over half the countries in the index and nearly a third of its total market weighted capitalization. Furthermore, inclusion criteria remains the same for a frontier versus non-frontier market in the broad EMBI-GD and is based on the same liquidity and minimum issuance criteria as any other emerging market country. All things considered, risks are magnified in frontier markets which are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries.

Non-U.S. Securities Risk.    Investments in securities of non-U.S. issuers involve special risks, including: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile; (iii) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (iv) the impact of economic, political, social or diplomatic events; and (v) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one country or region.

Foreign Currency Risk. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Sovereign Government and Supranational Debt Risk. Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected.

Quasi-Sovereign Debt Risk.    Investments in quasi-sovereign debt involve special risks not present in investments in corporate debt. The governmental authority that controls the repayment of the debt may be unable or unwilling to make interest payments and/or repay the principal or to otherwise honor its obligations. If an issuer of quasi-

sovereign debt defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A quasi-sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which a quasi-sovereign debtor may be subject. During periods of economic uncertainty, the market prices of quasi-sovereign debt, and the Fund’s NAV, may be more volatile than prices of corporate debt, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of quasi-sovereign debt.

Non-Diversified Status Risk. The Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Below Investment Grade Risk. Securities of below investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal, and may be subject to higher price volatility and default risk than investment grade securities of comparable terms and duration. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade securities are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security.

If a below investment grade security goes into default, or enters bankruptcy, it may be difficult to sell that security in a timely manner at any reasonable price.

Defaulted and Distressed Securities Risk.    The Fund may not invest in any securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings. However, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest to a limited extent in securities either rated CCC+/Caa1 or lower, or unrated but judged by the Fund’s subadviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Issuer Credit Risk. Issuers of securities in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt security experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Unrated Securities Risk. The Fund may purchase securities that are not rated by any rating organization. Teachers Advisors may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on Teachers Advisors’ credit analysis than would be the case when the Fund invests in rated securities.

Security Level Risks

Debt Securities Risk. Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of any collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Additionally, the Fund may be exposed to certain debt securities risks through its sukuk investments. Most sukuk do not provide investors with bona fide legal ownership of the underlying assets, and the periodic and final payments to sukuk investors are not generally linked to the value of the underlying assets. As a result, most sukuk are considered unsecured obligations whose risks and returns are similar to those of conventional debt instruments. Investors typically have no direct recourse to the underlying assets and do not have a secured claim against the obligor. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited.

The structural complexity of sukuk and the immaturity of the sukuk market increase the potential risks of investing in sukuk, including operational, legal, and investment risks. Sukuk can be less liquid than other types of investments and it may be difficult at times to invest in or dispose of sukuk. In addition, evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of the sukuk by some Islamic scholars that certain sukuk do not comply with Sharia law and its investment principles, could have a dramatic adverse effect on the price and liquidity of a particular sukuk or the sukuk market in general.

Interest Rate Risk. Generally, when market interest rates rise, debt security prices fall, and vice versa. Interest rate risk is the risk that the debt securities in the Fund’s portfolio will decline in value because of increases in market interest rates. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this Prospectus, certain interest rates are at or near historic lows. The Federal Reserve recently raised the federal funds rate several times, and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

Duration Risk.    Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations, which typically corresponds to higher volatility and higher risk. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Share’s market price, NAV and/or overall returns. As the average effective maturity of the Fund’s portfolio shortens, the Fund will reinvest in shorter maturity securities at market interest rates that may be lower than at the Fund’s inception. As a result, the Fund’s income and distributions may decline over the term of the Fund. The likelihood of this risk may increase as the Fund approaches its Termination Date.

Call Risk. The Fund may invest in securities that are subject to call risk. Debt instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its debt. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Spread Risk.    Wider credit spreads and decreasing market values typically represent a deterioration of an instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparative maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security-or market-specific credit concerns or general reductions in risk tolerance.

Senior Loan Risk. Senior loans hold the highest priority in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.

In the event of the bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

The Fund may invest in senior loans issued by banks. Transactions in bank loans may take longer than seven days to settle, which could impact the liquidity of such instruments. Further, bank loans may not be securities, and therefore may not have the protections afforded by the federal securities laws.

Second Lien Loans and Unsecured Loans Risk. Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments. See “Risks—Issuer Level Risks—Below Investment Grade Risk.”

Subordinated Loans and Other Subordinated Debt Instruments Risk.    Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Restricted and Illiquid Securities Risk. Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which can not be resold to the public without an effective registration statement under the Securities Act of 1933, as amended (the “1933 Act”), or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Reverse Repurchase Agreement Risk. Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Derivatives Risk, including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested.

The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both over-the-counter (“OTC”) and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses.

Whether the Fund’s use of derivatives is successful will depend on, among other things, Nuveen Fund Advisors and Teachers Advisors correctly forecasting market circumstances, liquidity, market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Teachers Advisors incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, there can be no assurance that the derivatives investing techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the Fund’s investment objective.

The Fund may enter into debt-related derivative instruments, including interest rate and currency swaps with varying terms, currency-related derivatives, forward currency contracts, including NDFs, as well as other types of derivatives. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and Teachers Advisors of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market, including the Securities and Exchange Commission’s (“SEC’s”) proposed rules on the use of derivatives by registered investment companies, could adversely affect the Fund’s ability to successfully use derivative instruments.

Risks in Valuation.    The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in emerging markets and below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when Common Shares are not priced or traded, NAV can change at times when Common Shares cannot be sold.

Other Risks

Recent Market Conditions. Since the financial crisis that started in 2008, the United States and many foreign economies continue to experience its after-effects. Conditions in the United States and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad but there is consensus that interest rates will continue to increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (“EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Legislation and Regulatory Risk. At any time after the date of this Prospectus, legislation or additional regulations may be enacted in the United States or abroad that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

The SEC proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives used by the Fund. The proposed rules have not yet been adopted and therefore the full extent of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse impact on the Fund.

Anti-Takeover Provisions.    The Fund’s Declaration of Trust (the “Declaration”), and the Fund’s By-laws (the “By-laws”), include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common

Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Potential Conflicts of Interest Risk. Nuveen Fund Advisors and Teachers Advisors each provides a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Teachers Advisors may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds and separate accounts. Nuveen Fund Advisors and Teachers Advisors have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

Cybersecurity Risk. Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

SUMMARY OF FUND EXPENSES

The purpose of the table and example below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Fund’s first full year of operations and assume that the Fund issues 15,000,000 Common Shares. The Annual Expenses table below assumes the use of leverage in the form of debt through bank borrowings or reverse repurchase agreements in an aggregate amount equal to 25% of the Fund’s Managed Assets (after their use), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The Fund’s actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Common Shares if the Fund issues less than 15,000,000 Common Shares. See “Management of the Fund.”

Common Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	1.65%
Offering Costs (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees (per sale service charge)(2)	$2.50

As a Percentage of Net Assets Attributable to Common Shares

Annual Expenses
Management Fees(3)	1.47%
Interest Payments on Borrowed Funds or Reverse Repurchase Agreements(4)	1.05%
Other Expenses(5)	0.09%

Total Annual Expenses	2.61%

(1)	Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. Based on an offering size of $150,000,000 (15,000,000 Common Shares), the Fund, and therefore Common Shareholders indirectly, would pay a maximum of $300,000 of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $300,000, which are currently estimated to be $515,000.

(2)	You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the Common Shareholders (the “Plan Agent”), to sell your Common Shares held in a dividend reinvestment account.

(3)	The table above is based on Net Assets Attributable to Common Shares, calculated using the Fund-level management fee schedule (0.9000% of Managed Assets or 1.2000% of Net Assets Attributable to Common Shares) and the highest complex-level breakpoint (0.2000% of Managed Assets or 0.2667% of Net Assets Attributable to Common Shares). As of February 28, 2018 the complex-level fee was 0.1595% of Managed Assets or 0.2127% of Net Assets Attributable to Common Shares. See “Management of the Fund—Investment Management and Subadvisory Agreements.”

(4)	Assumes the use of leverage in an amount equal to approximately 25% of the Fund’s Managed Assets (after the leverage is incurred), and assumes the cost of borrowings or reverse repurchase agreements is 3.15%. Given current market conditions, the Fund has no current intention to issue senior securities such as Preferred Shares.

(5)	“Other Expenses” is based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%. See “Portfolio Composition and Other Information—Other Investment Companies” in the SAI.

Example

The following example illustrates the expenses (including (i) the sales load of $16.50 and (ii) estimated offering costs of this offering of $2.00) that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 2.61% of net assets attributable to Common Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at Common Share NAV. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

1 Year	3 Years	5 Years
$44	$98	$154

The example should not be considered a representation of future expenses. Actual expenses may be higher or lower than those assumed.

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on April 11, 2018, pursuant to the Declaration, which is governed by the laws of The Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

USE OF PROCEEDS

The net proceeds of the offering of Common Shares will be approximately $                                         ($                                         if the Underwriters exercise the over-allotment option in full) after payment of the estimated offering costs. Nuveen Fund Advisors has agreed to (i) reimburse all organizational expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. The Fund will invest the net proceeds of the offering in accordance with the Fund’s investment objective and policies (as stated below) as soon as practicable after completion of the offering. The Fund currently anticipates that it will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within approximately three months after completion of the offering. Pending such investment, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities.

THE FUND’S INVESTMENTS

Investment Objective

The Fund’s investment objective is to provide a high level of current income and total return. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Fund Strategies

The Fund seeks to achieve its investment objective by investing in emerging markets sovereign debt and other debt securities, including such securities denominated in local non-U.S. currencies (referred to herein as “local currency securities”). To construct and manage the portfolio, the Fund’s investment team will integrate top-down global macroeconomic analysis with a fundamental, bottom-up investment process that assesses local currency dynamics and overall creditworthiness on an issuer-by-issuer basis. Teachers Advisors actively manages the portfolio to capitalize on the relative value opportunities across emerging markets debt securities by identifying securities that the portfolio managers believe are undervalued, mispriced, and offer the most compelling opportunities across local rates and foreign currency markets. The team links fundamental analysis with valuations and technicals in order to identify the most compelling opportunities across local rate, foreign currency and/or credit.

Through its overall design and investment strategy, the Fund seeks to generate income and maximize risk-adjusted total returns by investing in local currency emerging markets debt securities that generally offer (i) higher yields relative to debt securities of similar issuers denominated in developed market currencies, and (ii) the potential for sustained currency and price appreciation caused by favorable monetary and fiscal policy outlooks of each respective emerging market country represented in the Fund’s portfolio. Further, the Fund may also seek to enhance the income stability and total return of the Fund’s portfolio by investing in emerging markets debt securities denominated in developed market currencies that provide compelling spreads over their respective developed-market treasury curves.

There can be no assurance that the Fund’s strategies will be successful.

Portfolio Contents

The Fund generally invests in a portfolio of emerging markets sovereign debt securities (as described in “—Investment Policies” below) and other emerging markets securities such as quasi-sovereign and corporate debt and other debt securities including corporate bonds and quasi-sovereign debt instruments.

Sovereign securities are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. Quasi-sovereign securities are issued typically by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares. Corporate debt securities are issued by corporations and other private legal entities to borrow money from investors. In a typical corporate bond, the issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed on or before maturity.

Emerging markets debt securities may also include secured loans, unsecured loans, senior loans, second lien loans, subordinated debt and sukuk debt instruments.

Sukuk are certificates structured to comply with Sharia (Islamic) law and its investment principles. These certificates usually represent the beneficial ownership interest in a portfolio of eligible existing or future tangible or intangible assets (“underlying assets”). In a typical sukuk, a special purpose vehicle (“SPV”) issues certificates to investors in exchange for their capital. The SPV transfers the capital to or for the benefit of the entity that is raising the capital (the “obligor”) in exchange for the underlying assets of the obligor that are held in trust by the SPV. The obligor is obligated, usually through a series of contracts, to make periodic payments to investors through the SPV over a specified period of time and a final payment to investors through the SPV on a date certain. Obligors of sukuk include financial institutions and corporations, foreign governments and agencies of foreign governments, including issuers in emerging markets.

The Fund’s debt securities will include investment grade and below investment grade instruments. Additionally, the Fund’s portfolio may contain restricted and illiquid securities.

The Fund may also invest in other types of securities and debt instruments described in this Prospectus and the SAI. Additionally, the Fund’s portfolio may contain restricted and illiquid securities. See “Portfolio Composition and Other Information” for additional information on the types of securities in which the Fund may invest.

The Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts and options thereon, swaps (with varying terms, including total return swaps, interest rate swaps, and currency swaps, credit default swaps and credit default swap indices), options on swaps, options on interest rates, options on indices, options on currencies, CLNs, currency-related derivatives, forward currency contracts, including NDFs, and other fixed-income derivative instruments. Teachers Advisors may use derivative instruments to attempt to hedge some of the risk, including currency risk, of the Fund’s investments or as a substitute for a position in the underlying asset. For purposes of the Fund’s policy to invest at least 80% of its Assets in emerging markets debt securities, derivative instruments will be valued on a mark-to-market basis. See “Portfolio Composition and Other Information—Derivatives.”

Teachers Advisors Investment Philosophy and Process

Investment Philosophy.    Teachers Advisors is responsible for the day-to-day investment operations of the Fund. Teachers Advisors believes that emerging markets debt is a heterogeneous asset class that requires both macroeconomic and fundamental credit analysis to help generate high levels of current income relative to traditional fixed income asset classes. Teachers Advisors also believes that both fundamental and technical trading analysis should influence allocation decisions across regions. Further, Teachers Advisors believes that successful investing across the full spectrum of emerging markets debt goes beyond macroeconomic and fundamental credit analysis in order to make comprehensive assessments of country and issuer risk.

Investment Process.    In identifying emerging markets debt securities for potential purchase, Teachers Advisors combines a top-down global macroeconomic analysis with a fundamental, bottom-up investment process that assesses local currency dynamics and overall creditworthiness on an issuer-by-issuer basis. The team links fundamental analysis with valuations and technicals in order to identify the most compelling opportunity across local rates, foreign currency and/or credit. Teachers Advisors attempts to minimize the risks of investing in emerging markets debt securities by conducting its own research-intensive credit analysis, paying particular attention to economic trends in different sectors and countries and other market events.

Investment Policies

Under normal circumstances:

•	The Fund will invest at least 80% of its Assets in emerging markets debt securities;

•	The Fund will invest at least 70% of its Managed Assets in sovereign debt securities;

•	The Fund will invest no more than 20% of its Managed Assets in emerging markets corporate debt securities;

•

The Fund will invest at least 50% of its Managed Assets in securities denominated in emerging market currencies, plus the net notional amount of exposure to such securities or currencies gained from the use of derivatives;

•

The Fund will invest no more than 15% of its Managed Assets in the sum of (i) securities of issuers located in any single emerging market country, plus (ii) securities denominated in that country’s currency. For purposes of this policy, the amount to be limited includes the net notional amount of exposure to such securities or currency gained from the use of derivatives;

•

The Fund may invest without limit in investment grade securities and up to 50% of its Managed Assets in securities rated below investment grade (BB+/Ba1 or lower) or that are unrated but judged by Teachers Advisors to be of comparable quality;

•

The Fund will invest no more than 10% of its Managed Assets in securities rated below B-/B3 or that are unrated but judged by Teachers Advisors to be of comparable quality (see “Risks—Issuer Level Risks—Defaulted and Distressed Securities Risk”);

•

The Fund will not invest in defaulted securities or in the securities of an issuer that is in bankruptcy or insolvency proceedings, other than to pursue the control of the issuer in the workout of a debt security that the Fund already owns; and

•

The Fund will not invest in common equity securities. This policy does not apply to shares of other registered investment companies or to common equity securities acquired in connection with the workout of a debt security that the Fund already owns.

The foregoing policies apply only at the time of any new investment.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. For purposes of determining compliance with the Fund’s policy to invest at least 80% of its Assets in emerging markets debt securities, any derivative instruments included in such calculation will be valued at their market value. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage, and derivatives will be valued at their market value.

“Emerging markets debt securities” are defined as debt securities of emerging markets issuers including a broad range of sovereign, quasi-sovereign and corporate debt securities (see “—Portfolio Contents”). The Fund generally defines an “emerging market” as any of the countries or markets represented in the GBI-EM Global Diversified Index, the EMBI-GD, the CEMBI-BD, or any country or market with similar emerging characteristics. In determining whether a security is an “emerging markets debt security,” the Fund will classify an issuer based on the issuer’s country of origin, generally as determined by an unaffiliated, recognized financial data provider. Also, the same issuer’s country of origin will be used to determine where an issuer is located in order to comply with the Fund’s policy that no more than 15% of its Managed Assets may be invested in the sum of (i) securities of issuers located in any single emerging market country, plus (ii) securities denominated in that country’s currency. An issuer’s country of origin is based on a number of criteria, such as the issuer’s country of domicile or country in which the issuer conducts its primary operations, the primary exchange on which its securities trade, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

The Fund also intends to invest in “frontier market” debt securities, which the Fund considers to be a subset of emerging markets debt securities. The Fund considers a “frontier market” to be a market that is generally smaller and less mature than larger emerging markets, but is nonetheless accessible to foreign investment through sovereign and/or corporate bonds. Frontier market economies and capital markets are typically at an earlier stage of development and institutions and macro-economic policy formulation is also less mature in comparison to larger emerging market countries. Participants in the debt markets, unlike participants in the equity markets, generally consider frontier economies to be a subcategory of emerging economies.

The Fund may invest in securities rated below investment grade. Below investment grade securities are generally securities rated BB+/Ba1 or lower at the time of investment. Below investment grade securities are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest, and repay principal, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. These securities generally provide higher income than investment grade securities in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest or principal payments on the securities. For purposes of the investment limitations in this Prospectus, a security’s rating is determined using the highest rating of Moody’s, Standard & Poor’s and Fitch if all three NRSROs rate the security. If ratings are provided by only two of those NRSROs, the higher rating is used to determine the rating. If only one of those NRSROs provides a rating, that rating is used. If a security is unrated by any NRSRO, a rating determined to be of comparable quality by Teachers Advisors is used. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. The descriptions of the investment rating categories by Moody’s, S&P and Fitch, including a description of their speculative characteristics, are set forth in Appendix A of the SAI. All references to securities ratings by Moody’s, S&P and Fitch in this Prospectus shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody’s, BB+, BB and BB- in the case of S&P and Fitch).

Other Policies

The Fund may enter into certain derivative transactions as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular securities. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio securities.

During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Certain investment policies specifically identified in the SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in the SAI. All of the Fund’s other investment policies are not considered to be fundamental by the Fund and can be changed by the Board of Trustees without a vote of the shareholders. However, the Fund’s policy of investing at least 80% of its Assets in emerging markets debt securities may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to shareholders. The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

The Fund will not invest, either directly or indirectly through derivatives, in contingent capital securities (sometimes referred to as “CoCos”).

Seven-Year Term and Final Distribution

The Fund intends, on or about the Termination Date, to cease its investment operations, liquidate its portfolio (to the extent possible), retire or redeem its leverage facilities, and distribute all its liquidated net assets to Common Shareholders of record. However, if the Fund’s Board of Trustees determines it is in the best interest of the shareholders to do so, upon provision of at least 60 days’ prior written notice to shareholders, the Fund’s term may be extended, and the Termination Date deferred, for one period of up to six months by a vote of the Board of Trustees. The Fund’s term may not be extended further than one period of up to six months without a shareholder vote. In determining whether to extend the Fund’s term beyond the Termination Date, the Board of Trustees may consider the inability to sell the Fund’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board of Trustees may determine that market conditions are such that it is reasonable to believe that, with an extension, the Fund’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Fund.

The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date, and you may receive more or less than your original investment. It is possible that some portion of the income earned by the Fund and customarily paid as an income distribution will be retained and paid as part of the final liquidating distribution. The Fund will make a distribution on or about the Termination Date of all cash raised from the liquidation of the Fund’s assets at that time. However, if the Fund is not able to liquidate all of its assets prior to that distribution (for example, because one or more portfolio securities are in workout or receivership on the Termination Date), subsequent to that distribution the Fund may make one or more small additional distributions of any cash received from ultimate liquidation of those assets. The Fund expects that the total of that initial cash distribution and such subsequent distributions, if any, will equal the Fund’s NAV on the Termination Date, but the actual total may be more or less than that NAV, depending in part on the ultimate results of those post-Termination Date asset liquidations. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders at the termination of the Fund may be less, and potentially significantly less, than their original investment. See “Risks—Fund Level Risks—Seven-Year Term Risk.”

PORTFOLIO COMPOSITION AND OTHER INFORMATION

The Fund’s portfolio will be composed principally of the following investments. More detailed information about the Fund’s portfolio investments are contained in the SAI under “Portfolio Composition and Other Information.”

Emerging Markets Issuers

The Fund will invest in securities of emerging markets issuers. The Fund will classify an issuer of a security as being an emerging markets issuer based on the issuer’s country of origin, generally as determined by an unaffiliated, recognized financial data provider. An issuer’s country or origin is based on a number of criteria, such as the issuer’s country of domicile or country in which the issuer conducts its primary operations, the primary exchange on which its securities trade, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, the Fund generally defines an “emerging market” as any of the countries or markets represented in the GBI-EM Global Diversified Index, the EMBI-GD, the CEMBI-BD, or any country or market with similar emerging characteristics.

Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers. Bonds are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights).

High Yield Securities

High yield securities or “junk bonds” that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to, the risks associated with investment grade securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest or dividends and repay liquidation preference or principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest, dividends, liquidation preference or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest or dividends and repay liquidation preference or principal in accordance with the terms of the obligation. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Common Shares. High yield securities involve substantial risk of loss and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments or competitive industry conditions, as compared to higher-rated instruments. These securities generally provide higher income than investment grade securities in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest, dividends, liquidation preference or principal payments on the securities. High yield securities issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The secondary markets for these securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and the participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s NAV per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. See “Risks—Issuer Level Risks—Below Investment Grade Risk.”

High yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) are subject to very high credit risk. The Fund may not invest in an issuer who is in default on its obligations to pay principal or interest thereon when due or that is in bankruptcy or insolvency proceedings.

Corporate Debt Securities

Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly. The Fund’s investments in corporate debt securities may include, but are not limited to, senior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

Senior Loans

The Fund may invest in (i) senior loans made by banks or other financial institutions to non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Generally, an assignment is the actual sale of the loan, in whole or in part. A participation, on the other hand, means that the original lender maintains ownership over the loan and the participant has only a contract right against the original lender, not a credit relationship with the Borrower. Senior loans hold the highest priority in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions, which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO.

The Fund may purchase and retain in its portfolio senior loans payable by Borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of loans, including senior loans either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a loan.

Second Lien Loans

The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental Borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are junior in priority to debt secured with a first lien. Second lien loans are second in priority of payment to one or more senior loans of the related Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. They typically have similar protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are junior to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share many of the same risks of other below investment grade debt instruments.

Subordinated Loans

The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank junior in priority of payment to senior debt, such as senior loans, and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments, which will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower.

Illiquid Securities

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market circumstances were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate.

Derivatives

The Fund may invest in certain derivative instruments. The Fund may utilize certain derivative instruments as a hedging technique to protect against potential adverse changes in the market value of portfolio securities. The Fund also may use derivatives to attempt to protect the NAV of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure and as a temporary substitute for purchasing or selling particular securities. From time to time, the Fund also may utilize derivative instruments to create investment exposure to the extent such derivatives may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio securities.

Options Transactions.    The Fund may purchase put and call options on interest rates and bond indices. Options on futures contracts are discussed below under “—Options on Futures Contracts.”

Options on Interest Rates and Indices.    The Fund may purchase put and call options on interest rates and on bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Options on Currencies.    The Fund may purchase put and call options on foreign currencies. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect the Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

Futures Contracts.    The Fund may purchase or sell futures contracts on securities, securities indices, other indices or other financial instruments. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. Furthermore, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (i) liquid assets segregated for this purpose; (ii) cash proceeds on existing investments due within thirty days; and (iii) accrued profits on the particular futures or options positions.

Options on Futures Contracts.    The Fund may purchase call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the NAV of the Fund. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Forward Currency Contracts and other Foreign Currency Transactions.    A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Fund. The Fund also may use currency futures contracts and options thereon (see “—Futures Contracts” and “—Options on Futures Contracts” above), put and call options on foreign currencies (see “—Options Transactions” above) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges.    When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by Teachers Advisors. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges.    The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “crosshedge.”

Shifting Currency Exposure.    The Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Non-Deliverable Forwards.    NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5. Therefore, to the extent the Fund claims an exclusion under Regulation 4.5, it will limit its investment in NDFs.

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally-cleared and a secondary market for them may exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, a fund may be entitled to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the fund.

Swap Transactions.    The Fund may enter into total return, interest rate, credit default swap agreements and interest rate caps, floors and collars. The Fund may also enter into credit default swap indices, options on permitted types of swap agreements and in bonds issued by special purpose entities that are backed by a pool of swaps.

The Fund may enter into swap transactions for any purpose consistent with its investment objective and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date or to reduce risk arising from the ownership of a particular security or instrument.

Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange.

Interest Rate Swaps.    Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Currency Swaps.    A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps.    In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by the portfolio managers to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps.    A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in a segment of the fixed-income securities market to which it has exposure, or to take a “short position” in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

As the buyer of protection in a credit default swap, the Fund will pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “Risks—Security Level Risks—Derivatives Risk, including the Risk of Swaps.”

Credit Default Swap Indices.    The Fund may utilize credit default swap indices as a buyer or seller. Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the seller may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund’s recovery. Thus, if the buyer under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the seller may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The seller’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the seller’s net assets, the terms of the seller’s credit default swap index may permit the buyer to immediately close out the transaction. In that event, the seller may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.

Options on Swaps.    An option on a swap is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Credit-Linked Notes.    The Fund may invest in CLNs. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors—Counterparty Risk.”

Other derivative instruments that may be used, or other transactions that may be entered into, by the Fund may include the purchase or sale of swaps including index linked swaps and forward foreign currency exchange contracts. Some, but not all, of the derivative instruments may be traded and listed on an exchange. The positions in derivatives will be marked-to-market daily at the closing price established on the exchange or at a fair value. For more information, see “Portfolio Composition and Other Information—Derivatives” in the SAI.

There is no assurance that these derivative techniques will be available at any time, that Nuveen Fund Advisors and Teachers Advisors will determine to use them for the Fund or, if used, that the techniques will be successful. The Fund’s ability to pursue certain of these techniques may be limited by applicable regulations of the CFTC and potentially by proposed rules by the SEC governing the use of derivatives by registered investment companies. The Fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investment directly in securities and other more traditional investments. Derivative instruments can be illiquid, may disproportionately increase losses, and may have a potentially large impact on Fund performance. See “Risks—Security Level Risks—Derivatives Risk, Including the Risk of Swaps.”

Asset Segregation.    As a closed-end investment company regulated with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must maintain liquid assets (often referred to as “asset segregation”), or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments and financial agreements (such as reverse repurchase agreements).

Generally, the Fund will maintain an amount of liquid assets with its custodian in an amount at least equal to the current amount of its obligations under derivative instruments and financial agreements, in accordance with SEC guidance. However, the Fund also may “cover” such obligations by other means such as through ownership of the underlying security or financial instrument. The Fund also may enter into offsetting transactions so that its combined position, coupled with any liquid assets maintained by its custodian, equals its net outstanding obligation in related derivatives or financial agreements.

The Fund reserves the right to modify its policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff, such as the SEC’s proposed rules governing the use of derivatives by registered investment companies, regarding asset segregation.

Temporary Defensive Investments

During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Initial Portfolio Composition

Based on current market conditions, the Fund anticipates that immediately after the initial investment of the proceeds from the offering of Common Shares (expected to be completed approximately three months after the completion of this offering), its portfolio (the “initial portfolio”), as a percentage of Managed Assets, will be composed of at least 90% in emerging markets debt securities, with at least 90% in both sovereign and quasi-sovereign debt securities and up to 10% in corporate debt securities. Additionally, the Fund anticipates that its initial portfolio will be comprised of at least 90% in securities denominated in local emerging market currencies, and will be comprised of at least 20 currencies. Additionally, the Fund anticipates that its initial portfolio will be comprised of at least 25 emerging market countries, with frontier markets (a subcategory of emerging markets) representing no more than 20% of Managed Assets. Anticipated initial portfolio characteristics are based on current market conditions and the expectations of the portfolio team. Current market conditions may change and the Fund may not be able to invest its initial portfolio as planned. Immediately after the initial invest-up, the Fund’s portfolio allocations may vary over time consistent with the Fund’s investment policies and fund strategies described in this Prospectus.

Portfolio Turnover

It is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. However, the Fund may engage in active and frequent trading when Nuveen Fund Advisors or Teachers Advisors believes such trading is, in light of prevailing economic and market circumstances, in the best interests of the Fund’s shareholders. Although the Fund cannot predict its annual portfolio turnover rate, it is generally not expected to exceed 100% under normal circumstances. Frequent trading also increases transaction costs, which could detract from the Fund’s performance, and may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be treated as ordinary income. See “Tax Matters.”

LEVERAGE

The Fund anticipates using leverage to pursue its investment objective. If current market conditions persist, the Fund intends initially to use leverage obtained through borrowings, reverse repurchase agreements or a combination of both, in an aggregate amount equal to approximately 25% of the Fund’s Managed Assets. The Fund does not intend to borrow or use reverse repurchase agreements until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objective.

The Fund may use leverage to the extent permitted under the 1940 Act. The Fund may source leverage through a number of methods including the issuance of debt securities, issuance of Preferred Shares, and entering into reverse repurchase agreements. The Fund may issue “senior securities” as defined under the 1940 Act.

“Senior securities” include (i) borrowings (including loans from financial institutions); (ii) the issuance of debt securities; and (iii) the issuance of Preferred Shares. The Fund does not presently intend to employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, but may do so if the Board of Trustees determines it to be in the best interests of Common Shareholders. “Senior securities” have seniority over the Common Shares in regard to the income and assets of the Fund.

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Selling a portfolio security and agreeing to buy it back under a reverse repurchase agreement is economically equivalent to borrowing. See “Risks—Security Level Risks—Reverse Repurchase Agreement Risk.”

In addition, the Fund may use derivatives such as financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps, credit default swaps and credit default swap indices), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that have the economic effect of leverage. See “The Fund’s Investments—Portfolio Composition and Other Information—Derivatives.”

The Fund also may borrow for temporary purposes as permitted by the 1940 Act.

The Fund may reduce or increase its leverage based upon changes in market conditions, and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings. So long as the net rate of income received from the Fund’s investments purchased with leverage proceeds exceeds the then current interest rate on such leverage, the investment of the proceeds of leverage will generate more net income than if the Fund had not leveraged itself. Under these circumstances, the excess net income will be available to pay higher distributions to Common Shareholders. However, if the rate of net income received from the Fund’s portfolio investments purchased with the proceeds of leverage is less than the then current interest rate on that leverage, the Fund may be required to utilize other Fund assets to make interest payments on its leveraging instruments which may result in a decline in Common Share NAV and reduced net investment income available for distribution to Common Shareholders.

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable a Fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs, and thereby enhance Common Share distributions, over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term market interest rates on average over the period, overall costs associated with leverage will be greater (and thereby reduce distributions to Common Shareholders) than if the Fund had not entered into the interest rate swap(s).

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Teachers Advisors) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of most types of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and in turn Nuveen Fund Advisors’ and Teachers Advisors’ management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by using leverage only when it determines that it would be in the best interests of the Fund and its Common Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the Fund’s degree of overall use of leverage and the impact of the use of leverage on that performance.

The 1940 Act generally defines a “senior security” as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; however, the term does not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension, or renewal thereof, made for temporary purposes and in an amount not exceeding five percent of the value of the Fund’s total assets. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Under the 1940 Act, the Fund is not permitted to issue “senior securities representing indebtedness” if, immediately after the issuance of such senior securities representing indebtedness, the asset coverage ratio with respect to such senior securities would be less than 300%. “Senior securities representing indebtedness” include borrowings (including loans from financial institutions) and debt securities. “Senior securities representing indebtedness” also include other derivative investments or transactions such as reverse repurchase agreements to the extent the Fund has not fully covered, segregated or earmarked cash or liquid assets having a market value at least equal to its future obligation under such instruments. With respect to any such senior securities representing debt, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio with respect to such Preferred Shares would be less than 200%. With respect to any such Preferred Shares, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness of the Fund plus the aggregate liquidation preference of such Preferred Shares.

If the Fund issues senior securities and the asset coverage with respect to such senior securities declines below the required ratios discussed above (as a result of market fluctuations or otherwise), the Fund may sell portfolio securities when it may be disadvantageous to do so.

Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. At this time Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. See “Risks—Fund Level Risks—Leverage Risk.” There is no assurance that the Fund will use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

Effects of Leverage

Assuming the utilization of leverage through borrowings or reverse repurchase agreements in an aggregate amount of approximately 25% of the Fund’s Managed Assets, at an interest rate of 3.15% payable on such borrowings or reverse repurchase agreements, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed 0.79% in order to cover such interest payments and other expenses specifically related to borrowings or reverse repurchase agreements. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Actual returns may be greater or less than those shown below. See “Risks.” The table further reflects the use of borrowings or reverse repurchase agreements in an aggregate amount representing 25% of the Fund’s Managed Assets, net of expenses, and the Fund’s currently projected annual interest rate on its leverage of 3.15%.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%

Common Share Total Return	(14.38)%	(7.72)%	(1.05)%	5.62%	12.28%

Common Share Total Return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on its leverage) and gains or losses on the value of the securities the Fund owns. The table required by SEC rules above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its portfolio investments is entirely offset by losses in the value of those investments.

RISKS

The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund’s performance and the value of its investments will vary in response to changes in interest rates, inflation, the financial condition of a security’s issuer, ratings on a security, perceptions of the issuer, and other market factors. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Fund Level Risks

No Operating History

The Fund is a newly organized, non-diversified, closed-end management investment company with no history of operations. As a result, prospective investors have no track record or history upon which to base their investment decision.

Market Discount from Net Asset Value and Expected Reductions in Net Asset Value

Shares of closed-end investment companies like the Fund frequently trade at prices lower than their NAV, which creates a risk of loss for investors when they sell shares purchased in the initial public offering. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and have during other periods traded at prices lower than NAV. Proceeds from the sale of Common Shares in this offering will be reduced by 1.65% (the amount of the sales load as a percentage of the offering price), making the Fund’s NAV per Common Share equal to $9.835, before deducting offering expenses. NAV of the Fund and NAV per Common Share are then further reduced by the amount of offering expenses paid by the Fund (estimated to be up to an additional $0.02 per Common Share). Whether investors will realize gains or losses upon the sale of the Common Shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor’s purchase price for the Common Shares. Furthermore, management may have difficulty meeting the Fund’s investment objective and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end funds or their underlying investments change. Because the market price of the Common Shares will be determined by factors such as relative supply of and demand for the Common Shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.

Investment and Market Risk

An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Seven-Year Term Risk

Because the assets of the Fund will be liquidated in connection with its termination, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.

The Fund’s final distribution to Common Shareholders will be based upon the Fund’s NAV at the Termination Date, and you may receive less than your original investment. Rather than reinvesting the proceeds of its securities, the Fund may also distribute the proceeds in one or more distributions prior to the final liquidation, which may cause the Fund’s fixed expenses to increase when expressed as a percentage of net assets attributable to Common Shares. Depending upon a variety of factors, including the performance of the Fund’s portfolio over the life of the Fund, the amount distributed to Common Shareholders at the termination of the Fund may be significantly less than their original investment.

The Fund has no limit on the maturity of the debt instruments in its portfolio. Compared to a fund with such a limit, this may reduce the amount of the final distribution payable to Common Shareholders if interest rates rise, for example, as the Fund approaches termination because any instruments with a remaining maturity at the Termination Date may be sold by the Fund at a loss, resulting in a decrease in the Fund’s NAV on the Termination Date. Because the Fund will invest in below investment grade securities, it may be exposed to the greater potential for an issuer of its securities to default, as compared to a fund that invests solely in investment grade securities. As a result, should a Fund portfolio holding default, the Fund may be prevented or inhibited from fully being able to liquidate its portfolio at or prior to the Termination Date. See “Security Level Risks—Debt Securities Risk” and “Issuer Level Risks—Below Investment Grade Risk” below.

Earnings Risk

The Fund’s limited term may cause it to invest in lower yielding securities or hold the proceeds of securities sold near the end of its term in cash or cash equivalents, which may adversely affect the performance of the Fund or the Fund’s ability to maintain its dividend.

Leverage Risk

The Fund’s anticipated use of leverage creates special risks for Common Shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and the market price of, and distributions on, the Common Shares. In shorter investment horizons or in periods of economic downturn or higher volatility, leverage will typically magnify downside outcomes. The Fund will pay (and Common Shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the NAV of the Common Shares. Nuveen Fund Advisors may, based on its assessment of market conditions, increase or decrease the Fund’s level of leverage. Such changes may impact the Fund’s distributions and the valuation of the Fund’s Common Shares in the secondary market. There is no assurance that the Fund will utilize leverage or that the Fund’s use of leverage will be successful. See “Leverage.”

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Teachers Advisors) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of most types of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets, and in turn Nuveen Fund Advisors’ and Teachers Advisors’ management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund and its Common Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance.

Issuer Level Risks

Emerging Markets Risk

The Fund will invest primarily in emerging markets debt securities. Risks of investing in securities of emerging markets issuers include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Certain emerging markets also may face other significant internal or external risks, including a heightened risk of war, and ethnic, religious and racial conflicts. In addition, governments in many emerging market countries participate to a significant degree in their economies and securities markets, which may impair investment and economic growth, and which may in turn diminish the value of the companies in those markets. The considerations noted below in “Non-U.S. Securities Risk” are generally intensified for investments in emerging markets countries.

In addition, the Fund may invest in “frontier market” debt securities, which the Fund considers to be a sub-set of emerging markets debt securities. The Fund considers a “frontier market” to be a market that is generally smaller and less mature than larger emerging markets, but is nonetheless accessible to foreign investment through sovereign and/or corporate bonds issued in hard currency like the U.S. dollar. Frontier market economies and capital markets are typically at an earlier stage of development and institutions and macro-economic policy formulation is also less mature in comparison to larger emerging market countries. While frontier markets have much in common, there are also significant differences when it comes to their political and policy environments, natural resource base, and economic structures and cycles. Participants in the fixed-income markets, unlike participants in the equity markets, generally consider frontier economies to be a sub-category of emerging economies. Countries frequently deemed frontier markets are included in common emerging markets debt benchmarks such as the EMBI and CEMBI-BD, where such markets currently account for over half the countries in the index and nearly a third of its total market weighted capitalization. Furthermore, inclusion criteria remains the same for a frontier versus non-frontier market in the broad EMBI-GD and is based on the same liquidity and minimum issuance criteria as any other emerging market country. All things considered, risks are magnified in frontier markets which are the result of: potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by frontier market countries or their trading partners; and the relatively new and unsettled securities laws in many frontier market countries.

Foreign Currency Risk

Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets. The Fund may enter into foreign currency transactions in an attempt to mitigate risks and enhance total return. Such transactions, if undertaken, may further expose the Fund to the risks of foreign currency movements and other risks. The use of foreign currency transactions can result in the Fund incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability of the Fund to deliver or receive a specified currency. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.

Non-U.S. Securities Risk

Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: (i) less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many non-U.S. markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company’s assets; and (vii) withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country or region and to the extent that the Fund invests in securities of issuers in emerging markets. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

The Fund’s income from non-U.S. issuers may be subject to non-U.S. withholding taxes. In some countries, the Fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the Fund, U.S. shareholders may be entitled to a credit or deduction for U.S. federal income tax purposes.

Sovereign Government and Supranational Debt Risk

Investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the United States by which defaulted sovereign debt may be collected.

Quasi-Sovereign Debt Risk

Investments in quasi-sovereign debt involve special risks not present in investments in corporate debt. The governmental authority that controls the repayment of the debt may be unable or unwilling to make interest payments and/or repay the principal or to otherwise honor its obligations. If an issuer of quasi-sovereign debt defaults on payments of principal and/or interest, the Fund may have limited recourse against the issuer. A quasi-sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the quasi-sovereign debtor’s policy toward international lenders, and the political constraints to which a quasi-sovereign debtor may be subject. During periods of economic uncertainty, the market prices of quasi-sovereign debt, and the Fund’s NAV, may be more volatile than prices of corporate debt, which may result in losses. In the past, certain governments of emerging market countries have declared themselves unable to meet their financial obligations on a timely basis, which has resulted in losses for holders of quasi-sovereign debt.

Non-Diversified Status Risk

The Fund is a non-diversified fund. As defined in the 1940 Act, a non-diversified fund may invest a significant part of its investments in a smaller number of issuers than can a diversified fund. Having a larger percentage of assets in a smaller number of issuers makes a non-diversified fund, like the Fund, more susceptible to the risk that one single event or occurrence can have a significant adverse impact upon the Fund.

Below Investment Grade Risk

Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest, dividends and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade instruments.

If a below investment grade security goes into default, or enters bankruptcy, it may be difficult to sell that security in a timely manner at any reasonable price.

The secondary market for lower grade instruments may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular instrument. There are fewer dealers in the market for lower grade securities than for investment grade obligations. The prices quoted by different dealers for lower grade instruments may vary significantly and the spread between the bid and ask price for such instruments is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for lower grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these instruments or may be able to sell the instruments only at prices lower than if such instruments were widely traded. Prices realized upon the sale of such lower rated or unrated instruments, under these circumstances, may be less than the prices used in calculating the Fund’s NAV.

For these reasons, an investment in the Fund, compared with a portfolio consisting solely of investment grade securities, may experience the following:

•	increased price sensitivity resulting from a deteriorating economic environment and changing interest rates;

•	greater risk of loss due to default or declining credit quality;

•	adverse issuer specific events that are more likely to render the issuer unable to make interest and/or principal payments; and

•

the possibility that a negative perception of the below investment grade market develops, resulting in the price and liquidity of below investment grade securities becoming depressed, and this negative perception could last for a significant period of time.

In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater loss than if such security had been sold prior to such downgrade.

Defaulted and Distressed Securities Risk

The Fund may not invest in any securities of an issuer that is in default or that is in bankruptcy or insolvency proceedings. However, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest to a limited extent in securities rated CCC+/Caa1 or lower, or unrated but judged by the Fund’s subadviser to be of comparable quality. Some or many of these low-rated securities, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition. Such securities would present a substantial risk of future default which may cause the Fund to incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.

Issuer Credit Risk

Issuers of securities in which the Fund may invest may default on their obligations to pay dividends, principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt security experiencing non-payment and, potentially, a decrease in the NAV of the Fund. With respect to the Fund’s investments in securities that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.

Unrated Securities Risk

The Fund may purchase securities that are not rated by any rating organization. Teachers Advisors may, after assessing such securities’ credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objective will be more dependent on Teachers Advisors’ credit analysis than would be the case when the Fund invests in rated securities.

Security Level Risks

Debt Securities Risk

Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of any collateral would satisfy the issuer’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. When market interest rates rise, the market value of such instruments generally will fall.

Additionally, the Fund may be exposed to certain debt securities risks through its sukuk investments. Most sukuk do not provide investors with bona fide legal ownership of the underlying assets, and the periodic and final payments to sukuk investors are not generally linked to the value of the underlying assets. As a result, most sukuk are considered unsecured obligations whose risks and returns are similar to those of conventional debt instruments. Investors typically have no direct recourse to the underlying assets and do not have a secured claim against the obligor. In addition, investors’ ability to pursue and enforce actions with respect to these payment obligations or to otherwise enforce the terms of the sukuk, restructure the sukuk, obtain a judgment in a court of competent jurisdiction, and/or attach assets of the obligor may be limited. The structural complexity of sukuk and the immaturity of the sukuk market increase the potential risks of investing in sukuk, including operational, legal, and investment risks. Sukuk can be less liquid than other types of investments and it may be difficult at times to invest in or dispose of sukuk. In addition, evolving interpretations of Sharia law by courts or Islamic scholars on sukuk structures and sukuk transferability, or a determination subsequent to the issuance of the sukuk by some Islamic scholars that certain sukuk do not comply with Sharia law and its investment principles, could have a dramatic adverse effect on the price and liquidity of a particular sukuk or the sukuk market in general.

Interest Rate Risk

Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. These risks may be greater in the current market environment because, as of the date of this Prospectus, certain interest rates are at or near historic lows. The Federal Reserve recently raised the federal funds rate several times, and has indicated that it may continue to do so. Therefore, there is a risk that interest rates will rise, which will likely drive down bond prices.

Duration Risk

Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations, which typically corresponds to higher volatility and higher risk. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.

Reinvestment Risk

Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Common Shares’ market price, NAV and/or overall returns. As the average effective maturity of the Fund’s portfolio shortens, the Fund will reinvest in shorter maturity securities at market interest rates that may be lower than at the Fund’s inception. As a result, the Fund’s income and distributions may decline over the term of the Fund. The likelihood of this risk may increase as the Fund approaches its Termination Date.

Call Risk

During periods of declining interest rates or for other purposes, issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding instruments. This is known as prepayment or “call” risk. The Fund may invest in securities that are subject to call risk. Debt and preferred instruments may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its debt or preferred instruments if they can be refinanced by issuing new instruments which bear a lower interest or dividend rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its debt. The Fund would then be forced to invest the unanticipated proceeds at lower interest or dividend rates, resulting in a decline in the Fund’s income.

Spread Risk

Wider credit spreads and decreasing market values typically represent a deterioration of an instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer. The difference (or “spread”) between the yield of a security and the yield of a benchmark, such as a U.S. Treasury security with a comparative maturity, measures the additional interest paid for credit risk. As the spread on a security widens (or increases), the price (or value) of the security generally falls. Spread widening may occur, among other reasons, as a result of market concerns over the stability of the market, excess supply, general credit concerns in other markets, security-or market-specific credit concerns or general reductions in risk tolerance.

Senior Loan Risk

Senior loans hold the highest priority in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. Senior loans that the Fund intends to invest in are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.

Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance the liquidation of such collateral would satisfy a Borrower’s obligation to the Fund in the event of Borrower default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the senior loan.

In the event of bankruptcy of a Borrower, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the Borrower or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.

The Fund may invest in senior loans issued by banks. Transactions in bank loans may take longer than seven days to settle, which could impact the liquidity of such instruments. Further, bank loans may not be securities, and therefore may not have the protections afforded by the federal securities laws.

Second Lien Loans and Unsecured Loans Risk

Second lien loans and unsecured loans generally are subject to the same risks associated with investments in senior loans, as discussed above. Because second lien loans and unsecured loans are lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for unsecured loans, which are not backed by a security interest in any specific collateral. Second lien loans and unsecured loans are expected to have greater price volatility than senior loans and may be less liquid. Second lien loans and unsecured loans of below investment grade quality also share the same risks of other below investment grade debt instruments. See “—Below Investment Grade Risk.”

Subordinated Loans and Other Subordinated Debt Instruments Risk

Issuers of subordinated loans and other subordinated debt instruments in which the Fund may invest usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the subordinated loans or other subordinated debt instruments. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which the Fund is entitled to receive payments in respect of subordinated loans or other subordinated debt instruments in which it invests. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of an issuer, holders of debt instruments ranking senior to the subordinated loan or other debt instrument in which the Fund invests would typically be entitled to receive payment in full before the Fund receives any distribution in respect of its investment. After repaying such senior creditors, such issuer may not have any remaining assets to use for repaying its obligation to the Fund. In the case of debt ranking equally with subordinated loans or other subordinated debt instruments in which the Fund invests, the Fund would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant issuer. In addition, the Fund will likely not be in a position to control any issuer by investing in its debt instruments. As a result, the Fund will be subject to the risk that an issuer in which it invests may make business decisions with which the Fund disagrees and the management of such issuer, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve the Fund’s interests as a debt investor.

Restricted and Illiquid Securities Risk

Illiquid securities are securities that are not readily marketable. These securities may include restricted securities, which can not be resold to the public without an effective registration statement under the 1933 Act, or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. The Fund may not be able to readily dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of securities, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some securities could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.

Reverse Repurchase Agreement Risk

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price and date, thereby establishing an effective interest rate. The Fund’s use of reverse repurchase agreements, in economic essence, constitute a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. If the Fund enters into a derivative transaction, it could lose more than the principal amount invested. The risks associated with derivatives transactions include (i) the imperfect correlation between the value of such instruments and the underlying assets, (ii) the possible default of the counterparty to the transaction, (iii) illiquidity of the derivative instruments, and (iv) high volatility losses caused by unanticipated market movements, which are potentially unlimited. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, daily limits on price fluctuations and speculative position limits on exchanges on which the Fund may conduct its transactions in derivative instruments may prevent prompt liquidation of positions, subjecting the Fund to the potential of greater losses.

Whether the Fund’s use of derivatives is successful will depend on, among other things, Nuveen Fund Advisors and Teachers Advisors correctly forecasting market circumstances, liquidity, market values, interest rates and other applicable factors. If Nuveen Fund Advisors and Teachers Advisors incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, there can be no assurance that the derivatives investing techniques, as they may be developed and implemented by the Fund, will be successful in mitigating risk or achieving the Fund’s investment objective.

The Fund may enter into debt-related derivative instruments, including interest rate and currency swaps with varying terms, currency-related derivatives, forward currency contracts, including NDFs, as well as other types of derivatives. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by Nuveen Fund Advisors and Teachers Advisors of not only the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market, including the SEC’s recent proposed rule on the use of derivatives by registered investment companies, could adversely affect the Fund’s ability to successfully use derivative instruments.

Asset Segregation Risk

Certain portfolio management techniques, such as, among other things, using reverse repurchase agreements, purchasing securities on a when-issued or delayed delivery basis or entering into swap agreements, futures contracts or other derivative transactions, create leverage or its effect, and may be considered “senior securities’” (as that term is defined under the 1940 Act). To avoid having these instruments considered “senior securities,” the Fund may maintain liquid assets with its custodian in an amount with a value at least equal (on a daily mark-to-market basis) to the aggregate amount of its obligations under these types of leveraging transactions (often referred to as “asset segregation”), enter into offsetting transactions, or otherwise “cover” such transactions in accordance with the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff. See “Portfolio Composition and Other Information—Derivatives—Asset Segregation” above. In the event that the Fund is unable to maintain sufficient assets, or otherwise “cover,” any open positions, a portion or all of these instruments will be classified as a “senior security” for 1940 Act purposes and be subject to certain limitations on “senior securities” under the 1940 Act. See “Leverage” above. The Fund may be restricted in its use of assets that are maintained for “asset segregation,” or committed as “cover,” for certain other purposes, which could result in the Fund earning a lower return on its portfolio than it might otherwise earn if it did not have to maintain those assets in respect of, or otherwise “cover,” such portfolio positions. To the extent the Fund’s assets are maintained or committed as “cover,” it could limit the Fund’s investment flexibility. Maintaining assets and covering positions will not limit or offset losses on the related leveraging positions.

Risks in Valuation

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount an owner might reasonably expect to receive upon a current sale. Valuation risks associated with investing in emerging markets and below investment grade debt instruments including, but not limited to: a limited number of market participants, a lack of publicly available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. Because non-U.S. instruments may trade on days when Common Shares are not priced or traded, NAV can change at times when Common Shares cannot be sold.

Senior Loan Agent Risk

A financial institution’s employment as an Agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated Agent for the benefit of the Fund were determined to be subject to the claims of the Agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.

Loan Participation Risk

The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of a bank or other lending institution in a loan to a Borrower. A participation typically will result in the Fund having a contractual relationship only with the Lender, not the Borrower. As a result, the Fund assumes the credit risk of the Lender selling the participation in addition to the credit risk of the Borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the participation and only upon receipt by the Lender of the payments from the Borrower. In the event of insolvency or bankruptcy of the Lender selling the participation, the Fund may be treated as a general creditor of the Lender and may not have a senior claim to the Lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the Lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the Borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.

Counterparty Risk

The Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives transactions may affect the value of those instruments. Because certain derivative transactions in which the Fund may engage may be traded between counterparties based on contractual relationships, the Fund is subject to the risk that a counterparty will not perform its obligations under the related contracts. If a counterparty becomes bankrupt or otherwise becomes unable to perform its obligations due to financial difficulties the Fund may sustain losses (including the full amount of its investment), may be unable to liquidate a derivatives position or may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceedings. By entering into derivatives transactions, the Fund assumes the risk that its counterparties could experience such financial hardships. Although the Fund intends to enter into transactions only with counterparties that Nuveen Fund Advisors believes to be creditworthy, there can be no assurance that a counterparty will not default and that the Fund will not sustain a loss on a transaction. In the event of a counterparty’s bankruptcy or insolvency, any collateral posted by the Fund in connection with a derivatives transaction may be subject to the conflicting claims of that counterparty’s creditors, and the Fund may be exposed to the risk of a court treating the Fund as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions. In a cleared derivative transaction, generally, a clearing organization becomes substituted for each counterparty to a cleared derivative contract and each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. In effect, the clearing organization guarantees a party’s performance under the contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. As a result, for uncleared OTC derivative transactions, there is the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. This risk is heightened for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Risks Related to the Fund’s Clearing Broker and Central Clearing Counterparty

The Commodity Exchange Act (the “CEA”) requires swaps and futures clearing brokers registered as “futures commission merchants” to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the brokers’ proprietary assets. Similarly, the CEA requires each futures commission merchant to hold in separate secure accounts all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and cleared swaps and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested in certain instruments permitted under applicable regulations. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts or cleared swaps may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund might not be fully protected in the event of the Fund’s clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s customers for the relevant account class.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic cleared derivative contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, all customer funds held at a clearing organization in connection with any futures contracts are held in a commingled omnibus account and are not identified to the name of the clearing member’s individual customers. All customer funds held at a clearing organization with respect to cleared swaps of customers of a clearing broker are also held in an omnibus account, but CFTC rules require that the clearing broker notify the clearing organization of the amount of the initial margin provided by the clearing broker to the clearing organization that is attributable to each customer. With respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. With respect to cleared swaps, a clearing organization generally cannot do so, but may do so if the clearing member does not provide accurate reporting to the clearing organization as to the attribution of margin among its clients. Also, since clearing brokers generally provide to clearing organizations the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than the gross amount of each customer, the Fund is subject to the risk that a clearing organization will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend its own funds in connection with any such default, the Fund may not be able to recover the full amount of assets deposited by the clearing broker on behalf of the Fund with the clearing organization.

Other Risks

Recent Market Conditions

Since the financial crisis that started in 2008, the United States and many foreign economies continue to experience its after-effects. Conditions in the United States and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the United States and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, such countries are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws and the imposition of trade barriers. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, the contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has recently reduced federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad, but there is a consensus that interest rates will continue to increase during the life of the Fund, which could negatively impact the price of debt securities. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the United States and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse. The precise details and the resulting impact of the United Kingdom’s vote to leave the European Union (“EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time.

The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted in the United States or abroad that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

For example, the Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules under the Dodd- Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act’s ultimate impact remains unclear.

The SEC proposed rules governing the use of derivatives by registered investment companies, which could affect the nature and extent of derivatives use by the Fund. The proposed rules have not yet been adopted and therefore the full impact of such rules is uncertain at this time. It is possible that such rules, if adopted, could limit the implementation of the Fund’s use of derivatives, which could have an adverse effect on the Fund.

Additionally, the Fund is operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Fund, from registration as a “commodity pool operator” under Rule 4.5 promulgated by the CFTC pursuant to its authority under the CEA and, therefore, is not subject to registration or regulation as a “commodity pool operator.” As a result, the Fund is limited in its ability to use commodity futures (which include futures on broad-based securities indexes and interest rate futures) or options on commodity futures, engage in swaps transactions or make certain other investments (whether directly or indirectly through investments in other investment vehicles) for purposes other than bona fide hedging. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the fund’s positions in such investments may not exceed 5% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Fund does not continue to claim the exclusion, it would likely become subject to registration and regulation as a commodity pool operator. The Fund may incur additional expenses as a result of the CFTC’s registration and regulatory requirements.

Anti-Takeover Provisions

The Fund’s Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust and By-Laws.”

Potential Conflicts of Interest Risk

Nuveen Fund Advisors and Teachers Advisors each provides a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Teachers Advisors may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds, other commingled funds and separate accounts. Nuveen Fund Advisors and Teachers Advisors have each adopted policies and procedures designed to address such situations and other potential conflicts of interests.

For additional information about potential conflicts of interest, and the way in which Nuveen Fund Advisors and Teachers Advisors address such conflicts, please see “Subadviser—Material Conflicts of Interest” in the SAI.

Income Risk

The Fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from sales of Fund shares, as well as the proceeds from maturing portfolio securities, in lower-yielding securities.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Disruption and Geopolitical Risk

The aftermath of the war in Iraq, instability in Afghanistan, Pakistan, Egypt, Libya, Syria, Russia, Ukraine and the Middle East, possible terrorist attacks in the United States and around the world, continued tensions between North Korea and United States and the international community generally, growing social and political discord in the United States, the European debt crisis, the response of the international community—through economic sanctions and otherwise—to Russia’s annexation of the Crimea region of Ukraine and posture vis-a-vis Ukraine, further downgrade of U.S. Government securities, the change in the U.S. president and the new administration and other similar events, may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know and can not predict how long the securities markets may be affected by these events and the effects of these and similar events in the future on the U.S. economy and securities markets. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out their duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements. The Fund may be adversely affected by uncertainties such as terrorism, international political developments, and changes in government policies, taxation, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Tax Risk

The Fund intends to elect to be treated and to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends. See “Tax Matters.”

Cybersecurity Risk

Technology, such as the internet, has become more prevalent in the course of business, and as such, the Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. Cyber incidents may cause the Fund or its service providers to lose proprietary information, suffer data corruption, lose operational capacity or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber incidents also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund’s service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, Nuveen Fund Advisors, Teachers Advisors, Nuveen and/or TIAA. Absent an exemption from the SEC or other regulatory relief, the Fund generally is precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the Fund’s management, including supervision of the duties performed by Nuveen Fund Advisors and Teachers Advisors. The names and business addresses of the Fund’s trustees and officers and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser and Subadviser

The Investment Adviser.    Nuveen Fund Advisors, a registered investment adviser, is responsible for overseeing the Fund’s overall investment strategy and its implementation. Nuveen Fund Advisors also is responsible for the ongoing monitoring of Teachers Advisors, overseeing the Fund’s use of leverage, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, IL 60606. Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of TIAA. TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2018, Nuveen managed approximately $967 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Subadviser.    Teachers Advisors, LLC currently serves as sub-adviser to the Fund and as an investment adviser or subadviser to certain other open-end and closed-end funds and as investment adviser to separately managed accounts. The address for Teachers Advisors is 730 Third Avenue, 21st Floor, New York, NY 10017-3206.

Portfolio Management.    Anupam Damani (a “Portfolio Manager”) is Lead Portfolio Manager and a managing director and portfolio manager for the TIAA organization. Ms. Damani is responsible for managing international fixed income in sovereign credit, interest rate, and currency markets. She is the lead portfolio manager on the Emerging Markets Local Currency strategy, Emerging Markets High Yield strategy, and International Bond strategy. She is the co-portfolio manager for emerging markets debt blended investment strategies, including the TIAA-CREF Emerging Markets Debt strategy and the Emerging Market Debt portfolio for the General Account. She is also the sector portfolio manager for emerging and developed market sovereign exposures within TIAA multi-sector total return strategies. Previously, Ms. Damani was the sovereign research analyst for Central and Eastern Europe, Middle East and Africa regions, lead emerging markets debt trader, and portfolio manager for Eurozone Debt. She joined TIAA in 2005. Ms. Damani has over 22 years of investment experience. Prior to joining TIAA, she was a portfolio manager and trader for emerging markets debt portfolios at Citigroup for over nine years.

Katherine Renfrew (a “Portfolio Manager”) is Co-Portfolio Manager and a managing director and portfolio manager for the TIAA organization. Ms. Renfrew co-manages TIAA’s Global Asset Management’s Emerging Markets Debt investment strategy and the emerging markets debt portfolios for TIAA’s General Account and for its actively managed total return funds. She is the lead portfolio manager for blended emerging markets debt strategies as well as sector specialist portfolio manager for all Emerging Markets Corporates and Quasi-Sovereigns and also for all Developed Markets Quasi-Sovereigns (excluding U.S. and Canada). From 2005-2013, she served as portfolio manager for the Emerging Markets Debt strategy with responsibility for Sovereigns, Quasi-Sovereigns, and Corporates (both hard and local currency). Prior to this role from 2001 to 2005, she was the South American regional analyst and trader as well as the portfolio manager for TIAA’s Eastern Europe, Middle East and Africa (EMEA) regions. From 1998 to 2001, she was TIAA’s Asian and EMEA regional analyst and trader. Before joining the Emerging Markets team, she was a member of TIAA’s Structured Finance team in which she analyzed and invested in a variety of asset-backed securitization products. She joined TIAA in 1997. Ms. Renfrew has 24 years of investment experience, including her role as a fixed-income securities analyst at MONY Capital Management.

John Espinosa (a “Portfolio Manager”) is Co-Portfolio Manager and a managing director and the Head of Global Sovereign & Emerging Markets Research for the TIAA organization. Mr. Espinosa is responsible for managing the organization’s global sovereign, rates/foreign currency, and emerging market corporate fixed income analysts. He is also the lead analyst for covering sovereigns and local markets in CIS, Africa, and the Middle East, and serves as Co-Portfolio Manager for the TIAA-CREF International Bond Fund. Mr. Espinosa was previously the lead Emerging Markets analyst for Asian fixed income markets, and covered corporate debt in the EMEA region. He has also managed the organization’s Municipal Finance Research team. Mr. Espinosa joined the TIAA-CREF organization in 2004 as a quantitative analyst and associate portfolio manager for the CREF Bond Total Return group, where he managed the Supranational, Agency and Sovereign sectors. He has 14 years of industry experience including a position in the equity operations area of Nomura Securities International. Mr. Espinosa was selected for The Asset Magazine’s “Most Astute Asian G3 Bond Investors” list for seven consecutive years from 2008-2015, ranking number one in the US in 2011.

Investment Management and Subadvisory Agreements

Pursuant to an investment management agreement between Nuveen Fund Advisors and the Fund, the Fund will pay Nuveen Fund Advisors an annual management fee, payable monthly in arrears, in a maximum amount equal to 1.100% of the Fund’s average daily Managed Assets. This maximum fee is equal to the sum of a fund-level fee, with breakpoints based only on the amount of assets within the Fund, and a complex-level fee, with breakpoints based upon the aggregate amount of all eligible assets of all Nuveen Funds, as described below, according to the following schedule.

Fund-Level Fee

The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	0.9000%
For the next $250 million	0.8875
For managed assets over $750 million	0.8750

Complex-Level Fee

The annual complex-level fee for the Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level *	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*	For the complex-level fees, managed assets include closed-end fund assets by Nuveen Fund Advisors that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effect January 1, 2011.

Based on eligible assets as of February 28, 2018, the complex-level fee would be 0.1595% of Managed Assets, and the total annual management fee to Nuveen Fund Advisors would be 1.0595% of Managed Assets.

In addition to Nuveen Fund Advisors’ management fee, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with Nuveen), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of its independent registered accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, listing fees and taxes, if any. All fees and expenses are accrued daily and deducted before payment of distributions to shareholders.

Separately, pursuant to an investment sub-advisory agreement between Nuveen Fund Advisors and Teachers Advisors, Nuveen Fund Advisors will pay Teachers Advisors a portfolio management fee equal to 50% of the investment management fee paid on the Fund’s average daily Managed Assets.

The basis for the Board of Trustees’ initial approval of the Fund’s investment management agreement and sub-advisory agreement will be provided in the Fund’s initial shareholder report. The basis for subsequent continuations of the Fund’s investment management agreement and sub-advisory agreement will be provided in annual or semiannual reports to shareholders for the periods during which such continuations occur.

NET ASSET VALUE

The Fund’s NAV is determined as of the close of regular session trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. The Fund’s NAV is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of Common Shares outstanding. The result, rounded to the nearest cent, is the NAV. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

The Fund utilizes independent pricing services approved by the Board of Trustees to value portfolio instruments at their market value. If the pricing services are unable to provide a market value or if a significant event occurs such that the valuation(s) provided are deemed unreliable, the Fund may value portfolio instrument(s) at their fair value, which is generally the amount that an owner might reasonably expect to receive upon a current sale. Risks associated with investing in emerging markets debt securities and high yield corporate debt instruments including, but not limited to: a limited number of market participants, a lack of publicly available information, resale restrictions, settlement delays, corporate actions and adverse market conditions may make it difficult to value or sell such instruments. It is expected that the Fund’s NAV will fluctuate as a function of interest rate and credit factors. Because of the short-term nature of such instruments, however, the Fund’s NAV is expected to fluctuate less in response to changes in interest rates than the net asset values of investment companies with portfolios consisting primarily of longer term fixed-income instruments.

Generally, trading in many foreign securities that the Fund may hold will be substantially completed each day at various times prior to the close of the NYSE. The values of these securities used in determining the NAV of the Fund’s Common Shares generally will be computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the NYSE, which will not be reflected in the computation of the Fund’s NAV unless Nuveen Fund Advisors deems that such events would materially affect the Fund’s NAV, in which case adjustments would be made and reflected in such computation pursuant to the fair valuation procedures described below. Such adjustments may be based upon factors such as developments in non-U.S. markets, the performance of U.S. securities markets and the performance of instruments trading in U.S. markets that represent non-U.S. securities. Nuveen Fund Advisors may rely on an independent fair valuation service in making any such adjustments. The value of foreign securities held by the Fund may change on days when the Fund’s NAV is calculated.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. Nuveen Fund Advisors may determine that a price is unreliable in various circumstances. For example, a price may be deemed unreliable if it has not changed for an identified period of time, or has changed from the previous day’s price by more than a threshold amount, and recent transactions and/or broker dealer price quotations differ materially from the price in question.

The valuations for fixed-income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed-income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. The valuations of certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred.

The Board of Trustees has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to Nuveen Fund Advisors’ Valuation Committee. All fair value determinations made by the Valuation Committee are subject to review and ratification by the Board of Trustees. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer specific news. However, fair valuation involves subjective judgments and it is possible that the fair value determined for a portfolio instrument may be materially different from the value that could be realized upon the sale of that instrument.

DISTRIBUTIONS

Commencing with the Fund’s first dividend, the Fund intends to pay a regular monthly cash dividend to Common Shareholders. The Fund expects to declare its initial Common Share distribution within approximately 30 days following the completion of this offering, and to pay that distribution on or about October 1, 2018, depending on market conditions.

The Fund, as a general matter, intends to source its regular monthly cash distributions paid on the Common Shares from its net investment income, with such net investment income being predominately generated in the form of interest received on the fixed-income securities in the Fund’s portfolio. The Fund expects to establish a dividend rate that, over an extended period, will roughly equal the amount of net investment income generated from such interest received over that period.

However, a large proportion of the Fund’s investment portfolio securities are denominated in non-U.S. currencies, and realized gains or losses from changes in the value of such non-U.S. currencies (“currency gains” or “currency losses”) will add to or subtract from the Fund’s net income generated from interest received on portfolio securities. These currency gains/losses may impact the amount and proportion of the Fund’s distributions that is characterized as being sourced from net investment income. Specifically, in the event that the Fund experiences a net currency loss in a given fiscal year, such loss will offset and reduce net investment income, and a portion of the Fund’s cash distributions sourced from its net investment income derived from interest income received may end up being characterized as a return of capital for tax purposes; in that event, you should not assume that the distributions you received corresponded to the Fund’s actual net earnings. Also, if and to the extent that the Fund’s net investment income is less than the total amount of monthly distributions paid in a given fiscal year, and the Fund has net realized capital gains in that fiscal year, the Fund may also characterize for tax purposes all or a portion of distributions paid in excess of net investment income as being paid from realized capital gains. The Fund may reserve a limited portion of its net investment income by paying out monthly distributions at a rate that is less than the rate of net investment income earned in order to seek to reduce or minimize return of capital that may be triggered by currency losses.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time upon notice to Common Shareholders upon a determination by the Fund’s Board of Trustees that such change is in the best interests of the Fund and its Common Shareholders.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), your distributions, including any capital gain distributions, will automatically be reinvested in additional Common Shares under the Plan unless you request otherwise. If you elect not to participate in the Plan, or are not eligible to participate because your brokerage firm does not participate in the Plan, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by Computershare Inc. and Computershare Trust Company, N.A., as dividend paying agent. The tax consequences of a distribution are the same regardless of whether such distribution is reinvested or received in cash. See “Tax Matters.”

Under the Plan, the number of Common Shares you will receive will be determined as follows:

(i) If the NAV per Common Share is equal to or less than the market price per Common Share plus estimated per share fees (which include any applicable brokerage commissions the Plan Agent is required to pay), the Fund will issue new shares including fractions at a price equal to the greater of (a) NAV per Common Share on that date or (b) 95% of the market price on that date.

(ii) If the NAV per Common Share exceeds the market price per Common Share plus estimated per share fees, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments. The Plan provides that if Common Shares start trading at or above NAV before the Plan Agent has completed its purchases, the Plan Agent may cease purchasing Common Shares in the open market, and may invest the uninvested portion in new shares at a price equal to the greater of (a) NAV per Common Share determined on the last business day immediately prior to the purchase date or (b) 95% of the market price on that date.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

As noted above, if you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from ComputerShare, P.O. Box 505000, Louisville, Kentucky, 40233-5000, (800) 257-8787.

DESCRIPTION OF SHARES AND DEBT

Common Shares

The Fund’s Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws,” non-assessable, and will have no preemptive or conversion rights, except as the Board of Trustees may otherwise determine, or rights to cumulative voting. The Declaration provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. The Fund pays monthly dividends, typically on the first business day of the following month.

The Fund’s Common Shares have been approved for listing on the NYSE under the ticker symbol “JEMX.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 1.65% (the amount of the sales load as a percentage of the offering price), making the Fund’s NAV per Common Share equal to $9.835, before deducting offering expenses. The Fund’s NAV and the NAV per Common Share are then further reduced by the amount of offering expenses paid by the Fund. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. See “Use of Proceeds.”

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than NAV and, during other periods, have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic circumstances, and other factors beyond the Fund’s control, the Fund cannot guarantee you that Common Shares will trade at a price equal to or higher than NAV in the future. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in this Prospectus and in the SAI.

The following provides information about the Fund’s outstanding Common Shares as of June 6, 2018:

Title of Class	Authorized Amount	Amount Held by the Fund or for its Account	Amount Outstanding
Common	Unlimited	0	10,200	(1)

(1)	Prior to the public offering of Common Shares, Nuveen Fund Advisors purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act and therefore owns 100% of the outstanding Common Shares. Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

Senior Securities Representing Indebtedness

The Fund’s Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such senior securities representing indebtedness, must have an “asset coverage” of at least 300%. See “Leverage.” Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

The rights of lenders to the Fund to receive interest on and repayment of principal of any such debt will be senior to those of the Common Shareholders, and the terms of any such debt may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Any debt will likely be ranked senior or equal to all other existing and future debt of the Fund.

Notwithstanding the foregoing, at any time, should the Fund have outstanding any “senior securities representing indebtedness”, the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the asset coverage of such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300%. Additionally, the Fund will generally not be permitted to declare dividends or other distributions on its Common Shares unless, at the time of such declaration or distribution, the asset coverage applicable to such senior securities representing indebtedness pursuant to the 1940 Act (determined after deducting the dividend or distribution amount) is at least 300%. Further, the 1940 Act (in certain circumstances) grants to the holders of such senior securities representing indebtedness (i) the right to declare a default, and (ii) certain voting rights, in the event that specified asset coverage levels on such senior debt securities are not maintained. Specifically, in accordance with Section 18 of the 1940 Act, it shall be deemed an event of default if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for 24 consecutive calendar months. In addition, senior debt security holders will be permitted to elect at least a majority of the Fund’s trustees if the asset coverage of such senior debt securities falls below 100% on the last business day of each month for a 12 calendar month period. These voting rights will continue until such asset coverage equals at least 110% on the last business day of each month for three consecutive calendar months. The provisions described in this paragraph do not apply, however, to bank or other privately arranged debt that is not intended to be publicly distributed.

Inter-Fund Borrowing and Lending.    The SEC has granted an exemptive order permitting the Nuveen registered open-end and closed-end funds, including the Fund, to participate in an inter-fund lending facility whereby those funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (i) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (ii) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (iii) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (iv) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (v) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (vi) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (vii) each inter-fund loan may be called on one business days’ notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board of Trustees of the Nuveen Funds is responsible for overseeing the Inter-Fund Program. The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Preferred Shares

The Fund’s Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration.

Under the 1940 Act, the Fund is not permitted to issue “senior securities” that are Preferred Shares if, immediately after the issuance of Preferred Shares, the asset coverage ratio would be less than 200%. See “Leverage.” Additionally, the Fund will generally not be permitted to purchase any of its Common Shares or declare dividends (except a dividend payable in Common Shares) or other distributions on its Common Shares unless, at the time of such purchase or declaration, the asset coverage ratio with respect to such Preferred Shares, after taking into account such purchase or distribution, is at least 200%.

Distribution Preference.    Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into another entity or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights.    In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in the SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (i) take certain actions that would affect the preferences, rights, or powers of such class or series or (ii) authorize or issue any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, (i) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (ii) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in the SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (i) redeemed or (ii) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares.    The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

Shareholder and Trustee Liability.    Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the Fund’s obligations. However, the Declaration contains an express disclaimer of shareholder liability for the Fund’s debts or obligations and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the Fund’s assets and property for all loss and expense of any shareholder held personally liable for the Fund’s obligations. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration provides that the Fund’s obligations are not binding upon the Fund’s trustees individually, but only upon the Fund’s assets and property, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Anti-Takeover Provisions.    The Declaration and By-laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The By-laws require the Board of Trustees be divided into three classes with staggered terms. See “Management of the Fund” in the SAI. This provision of the By-laws could delay for up to two years the replacement of a majority of the Board of Trustees. If Preferred Shares are issued, holders of Preferred Shares, voting as a separate class, will be entitled to elect two of the Fund’s trustees. In addition, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and, if issued, Preferred Shares, voting together as a single class, except as described below, to authorize (i) a conversion of the Fund from a closed-end to an open-end investment company, (ii) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization of the Fund, or a series or class of the Fund, (iii) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (iv) in certain circumstances, a termination of the Fund, or a series or class of the Fund or (v) a removal of trustees by shareholders, and then only for cause, unless, with respect to (i) through (iv), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and, if issued, Preferred Shares outstanding at the time, voting together as a single class, would be required; provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders would not be required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization that adversely affects the holders of any outstanding Preferred Shares, the action in question also would require the affirmative vote of the holders of at least two-thirds of the Preferred Shares outstanding at the time, voting as a separate class, unless such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Preferred Shares outstanding at the time would be required. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares voting together as a single class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration and By-laws described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objective and policies. The Fund’s Board of Trustees has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Term.    The Declaration provides that the Fund in ordinary circumstances will terminate on December 1, 2025. The Board of Trustees may terminate the Fund prior to this date. The Declaration provides also that the Fund’s term may be extended by the Board of Trustees, upon provision of notice to shareholders, without a vote of shareholders, for one period up to six months. The Fund’s term may only be extended by a vote of the Board of Trustees for up to a six month period. The Fund’s term may only be extended further than a six month period with a vote of shareholders.

Preemptive Rights.    The Declaration provides that Common Shareholders shall have no right to acquire, purchase or subscribe for any shares or securities of the Fund, other than such right, if any, as the Fund’s Board of Trustees in its discretion may determine. As of the date of this Prospectus, no preemptive rights have been granted by the Board of Trustees.

Reference should be made to the Declaration and By-laws on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic circumstances and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than NAV the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, the Common Shares would no longer be listed on the NYSE or elsewhere and it would likely have to significantly reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their NAV, less any redemption charge that is in effect at the time of redemption. The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end investment companies typically engage in a continuous offering of their shares. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end investment company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the SAI for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See “Repurchase of Fund Shares; Conversion to Open-End Fund” in the SAI for a further discussion of possible action to reduce or eliminate such discount to NAV.

TAX MATTERS

The following discussion of U.S. federal income tax matters is based on the advice of Stradley Ronon Stevens & Young, LLP, special counsel to the Fund.

The discussions below and certain disclosure in the SAI provide general U.S. federal income tax information related to an investment in the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. The following tax discussion assumes that you are a U.S. Common Shareholder (as defined under “Tax Matters” in the SAI) and that you hold the Common Shares as a capital asset (generally, property held for investment).

Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, and disposition of Common Shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, taxpayers subject to the alternative minimum tax, a partnership or other entity treated as a pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares should consult their tax advisors about the U.S. federal income tax considerations to their partners of the purchase, ownership and disposition of Common Shares.

The Fund intends to elect to be treated and to qualify each year as a RIC under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to U.S. federal income tax on the portion of its investment company taxable income and net recognized capital gains that it distributes to Common Shareholders.

The Fund primarily invests in securities whose income is subject to U.S. federal income tax. Thus, substantially all of the Fund’s dividends paid to you should be treated as taxable dividends. Because of the Fund’s investment objective, it does not expect to distribute dividends eligible for qualified dividend income treatment or the dividends received deduction. In addition to ordinary dividends, the Fund also may distribute to its Common Shareholders amounts that are treated as long-term capital gain. Taxable distributions are taxable whether or not such distributions are reinvested in the Fund (including dividends reinvested in additional Common Shares under the Plan, which is described above). Capital gain distributions are generally taxable at rates applicable to long-term capital gains regardless of how long a Common Shareholder has held his or her Common Shares. Long-term capital gains for noncorporate shareholders are currently taxable at a maximum rate of 20%.

As a RIC, the Fund will not be subject to U.S. federal income tax in any taxable year provided that it meets certain distribution requirements. As described in “Distributions” above, the Fund may retain for investment [a portion of its net investment income and] some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it may be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence.

Dividends and other taxable distributions declared by the Fund in October, November or December to shareholders of record on a specified date in such month and paid during the following January will be treated as having been received by shareholders in the year the distributions were declared.

If, for any calendar year, the Fund’s total distributions exceed both the current taxable year’s earnings and profits and accumulated earnings and profits from prior years, the excess generally will be treated as a tax-free return of capital up to and including the amount of a Common Shareholder’s tax basis in his or her Common Shares, and thereafter as capital gain. Upon a sale or other disposition of Common Shares, the amount, if any, by which the sales price exceeds the basis in the Common Shares is gain subject to tax. Because a return of capital reduces basis in the Common Shares, it will increase the amount of gain or decrease the amount of loss on a subsequent disposition of the Common Shares.

Each Common Shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions (including net capital gains credited to the Common Shareholder but retained by the Fund) after the close of the Fund’s taxable year.

An additional tax at a rate of 3.8% applies to some or all of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to Common Shares), annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Exempt-interest dividends paid by the Fund, if any, will not be subject to this tax. Shareholders are advised to consult their own tax advisors regarding the taxation of net investment income.

The sale, exchange or redemption of Common Shares, including in connection with the Fund’s final distribution to shareholders on or about the Termination Date, normally will result in capital gain or loss to Common Shareholders in an amount equal to the difference between the U.S. Common Shareholder’s adjusted tax basis in the shares and the amount realized from the sale or other disposition. A U.S. Common Shareholder’s adjusted tax basis in the shares generally will be the purchase price paid in this offering, increased or decreased, as appropriate, as described elsewhere in this disclosure. Generally a shareholder’s gain or loss will be long-term capital gain or loss if the Common Shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 20%, while short-term capital gains and other ordinary income are currently taxed at ordinary income rates. If a Common Shareholder sells or otherwise disposes of Common Shares before holding them for more than six months, any loss on the sale or disposition will be treated as a long-term capital loss to the extent of any net capital gains distributed to the Common Shareholder (including any net capital gains credited to them but retained by the Fund). Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other substantially identical shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original Common Shares. In that event, the basis of the replacement shares will be adjusted to reflect the disallowed loss.

If the Fund acquires interests in a “passive foreign investment company” (“PFIC”) and holds the security beyond the end of the year of acquisition, the Fund will be subject to U.S. federal income tax on any “excess distribution” the Fund receives on the security or any gain realized by the Fund from disposition of the security (collectively “PFIC income”), plus interest thereon, even if the Fund distributes that share of the PFIC income as a taxable dividend to its Common Shareholders. Fund distributions of PFIC income will not be eligible for the preferential U.S. federal income tax rate on individuals’ “qualified dividend income” mentioned above. The Fund anticipates that its holdings will include interests in PFICs.

The Fund may avoid the tax and interest on PFIC income if it elects to treat the PFIC as a “qualified electing fund”; however, the requirements for that election are difficult to satisfy. In the alternative, the Fund intends to elect to “mark-to-market” the securities associated with a PFIC. Under such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC security as of the close of the taxable year over the Fund’s adjusted basis in the PFIC security. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC security over the fair market value of the PFIC security as of the close of the taxable year, but only to the extent of any net mark-to-market gains included by the Fund for prior taxable years. The Fund’s adjusted basis in the PFIC security would be adjusted to reflect the amounts included in, or deducted from, income under this election. Amounts included in income pursuant to this election, as well as gain realized on the sale or other disposition of the PFIC security, would be treated as ordinary income. The deductible portion of any mark-to-market loss, as well as loss realized on the sale or other disposition of the PFIC security to the extent that such loss does not exceed the net mark-to-market gains previously included by the Fund, would be treated as ordinary loss. The Fund generally would not be subject to the deferred tax and interest charge provisions discussed above with respect to PFIC security for which a mark-to-market election has been made.

The Fund may be subject to foreign taxes, which could reduce the amount of its distributions. If more than 50% of the Fund’s assets are invested in foreign securities at the end of a year, the Fund will be eligible to make an election permitting shareholders to claim a credit or deduction for their pro rata share of foreign taxes paid by the Fund. If it makes this election, the Fund may report more taxable income to Common Shareholders than it actually distributes. There can be no assurance that the Fund will be eligible to pass through foreign tax credits in any given year.

The Fund may be required to “backup” withhold U.S. federal income tax at the current rate of 24% of all taxable distributions payable to Common Shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or if the Common Shareholders have been notified by the Internal Revenue Service (“IRS”) that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability provided the required information is timely provided to the IRS.

The Fund may invest in other securities the U.S. federal income tax treatment of which is uncertain or subject to re-characterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code. Common Shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular consequences to them of an investment in the Fund.

UNDERWRITING

                                          and Nuveen Securities, LLC are acting as the representatives of the Underwriters named below. Subject to the terms and conditions stated in the underwriting agreement dated the date of this Prospectus, each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter’s name.

Underwriter	Number of Common Shares
Nuveen Securities, LLC

Total

The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) shown above if any of the Common Shares are purchased.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the Common Shares to dealers at the public offering price less a concession not to exceed $         per Common Share. The sales load the investors in the Fund will pay of $0.165 per Common Share is equal to 1.65% of the initial offering price. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before                 , 2018. The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

Additional Compensation to be Paid by Nuveen Fund Advisors

Nuveen Fund Advisors (and not the Fund) has agreed to pay                  from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund’s Common Shares in the amount of $        . If the over-allotment option is not exercised, the structuring fees paid to                  will not exceed         % of the total public offering price.

In addition, Nuveen Fund Advisors (and not the Fund) has agreed to pay the Underwriters, from its own assets, additional compensation of $         per Common Share sold in this offering, which amount will not exceed         % of the total public offering price of the Common Shares.

Nuveen Fund Advisors (and not the Fund) has agreed to pay                  from its own assets, a sales incentive fee related to the sale and distribution of the Shares in the amount of $        . If the over-allotment option is not exercised, the sales incentive fees paid to                  will not exceed         % of the total public offering price, respectively.

Nuveen Fund Advisors may pay certain other qualifying Underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with this offering.

The sum total of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load and all forms of additional compensation or structuring or sales incentive fee payments, if any, to the Underwriters, and other expenses (including reimbursed expenses), will be limited to not more than         % of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this Prospectus, to purchase up to                  additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent such option is exercised, each Underwriter must purchase a number of additional Common Shares approximately proportionate to that Underwriter’s initial purchase commitment.

The Fund, the Affiliated Purchasers (as defined below), Nuveen Fund Advisors [and Nuveen Asset Management] have agreed, for a period of 180 days from the date of this Prospectus, that they will not, without the prior written consent of                 , on behalf of themselves and the other Underwriters, with certain exceptions, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares, provided that the Fund may issue Common Shares pursuant to the Fund’s Plan.

To meet the NYSE distribution requirements for trading, the Underwriters have undertaken to sell Common Shares in a manner such that shares are held by a minimum of 400 beneficial owners in lots of 100 or more, the minimum stock price will be at least $4.00 at the time of listing on the NYSE, at least 1,100,000 Common Shares will be publicly held in the United States and the aggregate market value of publicly held shares in the United States will be at least $20 million. The Fund’s Common Shares have been approved for listing on the New York Stock Exchange. The trading or “ticker” symbol is “JEMX.”

The following table shows the sales load that investors in the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase additional Common Shares.

	No Exercise		Full Exercise
Per Share		$0.165		$0.165
Total	$		$

The Fund, Nuveen Fund Advisors and Nuveen Asset Management have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

Certain Underwriters may make a market in Common Shares after trading in Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This Prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a Prospectus must be delivered, with offers and sales of the Common Shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering,                         , on behalf of themselves and the other Underwriters, may purchase and sell the Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters’ over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option.

Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make “naked” short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters may impose a penalty bid. Penalty bids allow the underwriting syndicate to reclaim selling concessions allowed to an Underwriter or a dealer for distributing Common Shares in this offering if the syndicate repurchases Common Shares to cover syndicate short positions or to stabilize the purchase price of the Common Shares.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be made available on the websites maintained by one or more of the Underwriters. Other than this Prospectus in electronic format, the information on any such Underwriter’s website is not part of this Prospectus. The representatives may agree to allocate a number of Common Shares to Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to Underwriters that may make internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that, from time to time, certain Underwriters may act as brokers or dealers in connection with the execution of the Fund’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters.

Certain Underwriters and their affiliates may, from time to time, engage in transactions with or perform investment banking, securities trading, hedging, commercial lending and advisory services for the Fund and Nuveen Fund Advisors and their affiliates in the ordinary course of business, for which such Underwriters have received, and may expect to receive, customary fees and expenses.

Prior to the public offering of Common Shares, Nuveen Fund Advisors purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this Prospectus, Nuveen Fund Advisors owned 100% of the outstanding Common Shares. Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares. [Certain employees of Nuveen (the “Affiliated Purchasers”) have indicated their intention to purchase shares sold in this offering.]

The principal business address of                          is                         . The principal business address of                          is                         . The principal business address of Nuveen Securities, LLC is 333 West Wacker Drive, Chicago, Illinois 60606.

CUSTODIAN AND TRANSFER AGENT

The custodian of the Fund’s assets, including all foreign assets, is State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111. The Custodian performs custodial, fund accounting and portfolio accounting services. The Custodian may place and maintain the Fund’s foreign securities with foreign banking institution subcustodians employed by the Custodian or foreign securities depositories, all in accordance with the applicable provisions of the Fund’s custody agreement. The Fund’s transfer, shareholders services and dividend paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

LEGAL OPINIONS AND EXPERTS

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Stradley Ronon Stevens & Young, LLP, Chicago, Illinois. Clifford Chance US LLP advised the Underwriters in connection with the offering of the Common Shares. Each of Stradley Ronon Stevens & Young, LLP and Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of                         . KPMG LLP, an independent registered public accounting firm, provides auditing services to the Fund.

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

Shares

Nuveen Emerging Markets Debt 2025 Term Fund

Common Shares

$10.00 per Share

PROSPECTUS

                    , 2018

Nuveen Securities

Until                     , 2018 (25 days after the date of this Prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

LPR-JEMX-0618D

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and we are not soliciting offers to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED             , 2018.

NUVEEN EMERGING MARKETS DEBT 2025 TERM FUND

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Emerging Markets Debt 2025 Term Fund (the “Fund”) is a newly organized, non-diversified, closed-end management investment company.

This Statement of Additional Information (“SAI”) relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated             , 2018 (the “Prospectus”). In this SAI, holders of Common Shares are referred to as “Common Shareholders.” This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus, annual and semi-annual reports (when available) and additional information about the Fund may be obtained without charge by calling (800) 257-8787, by writing to the Fund at 333 West Wacker Drive, Chicago, Illinois, 60606 or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of the Prospectus or this SAI. You may also obtain a copy of the Fund’s Prospectus on the Securities and Exchange Commission’s website (http://www.sec.gov). Capitalized terms used but not defined in this SAI have the meanings ascribed to them in the Prospectus.

This Statement of Additional Information is dated             , 2018

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide a high level of current income and total return. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

FUND STRATEGIES

The Fund seeks to achieve its investment objective by investing in emerging markets sovereign debt and other debt securities, including such securities denominated in local non-U.S. currencies. To construct and manage the portfolio, the Fund’s investment team will integrate top-down global macroeconomic analysis with a fundamental, bottom-up investment process that assesses local currency dynamics and overall creditworthiness on an issuer-by-issuer basis. Teachers Advisors actively manages the portfolio to capitalize on the relative value opportunities across emerging markets debt securities by identifying securities that the portfolio managers believe are undervalued, mispriced, and offer the most compelling opportunities across local rates and foreign currency markets. The team links fundamental analysis with valuations and technicals in order to identify the most compelling opportunities across local rates, foreign currency and/or credit.

Through its overall design and investment strategy, the Fund seeks to generate income and maximize risk-adjusted total returns by investing in local currency emerging markets debt securities that generally offer (i) higher yields relative to debt securities of similar issuers denominated in developed market currencies, and (ii) the potential for sustained currency and price appreciation caused by favorable monetary and fiscal policy outlooks of each respective emerging market country represented in the Fund’s portfolio. Further, the Fund may also seek to enhance the income stability and total return of the Fund’s portfolio by investing in emerging markets debt securities denominated in developed market currencies that provide compelling spreads over their respective developed-market treasury curves.

There can be no assurance that the Fund’s strategies will be successful.

Portfolio Contents

The Fund generally invests in a portfolio of emerging markets sovereign debt, quasi-sovereign debt and other emerging markets securities such as corporate debt.

Sovereign securities (such as sovereign bonds) are securities issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. Quasi-sovereign securities (such as quasi-sovereign bonds) are issued typically by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares. Corporate debt securities are issued by corporations and other private legal entities to borrow money from investors. In a typical corporate bond, the issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed on or before maturity.

Emerging markets debt securities may also include secured loans, unsecured loans, senior loans, second lien loans, subordinated debt and sukuk debt instruments. Generally sukuk debt securities are certificates structured to comply with Sharia (Islamic) law and its investment principles. These certificates usually represent the beneficial ownership interest in a portfolio of eligible existing or future tangible or intangible assets (“underlying assets”). In a typical sukuk, a special purpose vehicle (“SPV”) issues certificates to investors in exchange for their capital. The SPV transfers the capital to or for the benefit of the entity that is raising the capital (the “obligor”) in exchange for the underlying assets of the obligor that are held in trust by the SPV. The obligor is obligated, usually through a series of contracts, to make periodic payments to investors through the SPV over a specified period of time and a final payment to investors through the SPV on a date certain. Obligors of sukuk include financial institutions and corporations, foreign governments and agencies of foreign governments, including issuers in emerging markets.

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The Fund’s debt securities will include investment grade and below investment grade instruments. Additionally, the Fund’s portfolio may contain restricted and illiquid securities. Furthermore, the Fund may contain derivative instruments including financial futures contracts and options thereon, swaps (with varying terms, including total return swaps, interest rate swaps, and currency swaps, credit default swaps and credit default swap indices), options on swaps, options on interest rates, options on indices, options on currencies, credit-linked notes (“CLNs”), currency-related derivatives, forward currency contracts, including non-deliverable forward currency contracts (“NDFs”), and other fixed-income derivative instruments as noted in the “Portfolio Composition and Other Information—Derivatives” section of this SAI.

INVESTMENT POLICIES

Under normal circumstances:

•	The Fund will invest at least 80% of its Assets in emerging markets debt securities;

•	The Fund will invest at least 70% of its Managed Assets in sovereign debt securities;

•	The Fund will invest no more than 20% of its Managed Assets in emerging markets corporate debt securities;

•

The Fund will invest at least 50% of its Managed Assets in securities denominated in emerging market currencies, plus the net notional amount of exposure to such securities or currencies gained from the use of derivatives;

•

The Fund will invest no more than 15% of its Managed Assets in the sum of (i) securities of issuers located in any single emerging market country, plus (ii) securities denominated in that country’s currency. For purposes of this policy, the amount to be limited includes the net notional amount of exposure to such securities or currency gained from the use of derivatives;

•

The Fund may invest without limit in investment grade securities and up to 50% of its Managed Assets in securities rated below investment grade (BB+/Ba1 or lower) or that are unrated but judged by Teachers Advisors to be of comparable quality;

•

The Fund will invest no more than 10% of its Managed Assets in securities that, at the time of investment, are rated below B-/B3 or that are unrated but judged by the Fund’s subadviser to be of comparable quality (See “Risks—Issuer Level Risks—Defaulted and Distressed Securities Risk” in the Prospectus);

•

The Fund will not invest in defaulted securities or in the securities of an issuer that is involved in bankruptcy or insolvency proceedings, other than to pursue the control of the issuer in the workout of a debt security that the Fund already owns; and

•

The Fund will not invest in common equity securities. This policy does not apply to shares of other registered investment companies or to common equity securities acquired in connection with the workout of a debt security that the Fund already owns.

The foregoing policies apply only at the time of any new investment.

“Assets” means net assets of the Fund plus the amount of any borrowings for investment purposes. For purposes of determining compliance with the Fund’s policy to invest at least 80% of its Assets in emerging markets debt securities, any derivative instruments included in such calculation will be valued at their market value. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage, and derivatives will be valued at their market value.

“Emerging markets debt securities” are defined as debt securities of emerging markets issuers including a broad range of sovereign, quasi-sovereign and corporate debt securities (see “—Portfolio Contents”). The Fund

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generally defines an “emerging market” as any of the countries or markets represented in the JP Morgan Government Bond Index—Emerging Markets (the “GBI-EM”) Global Diversified Index, JP Morgan Emerging Markets Bond Index (“EMBI”) Global Diversified (the “EMBI-GD”), the JP Morgan Corporate Emerging Markets Bond Index (“CEMBI”) Broad Diversified (the “CEMBI-BD”), or any country or market with similar emerging characteristics. In determining whether a security is an “emerging markets debt security,” the Fund will classify an issuer based on the issuer’s country of origin, generally as determined by an unaffiliated, recognized financial data provider. Also, the same issuer’s country of origin will be used to determine where an issuer is located in order to comply with the Fund’s policy that no more than 15% of its Managed Assets may be invested in the sum of (i) securities of issuers located in any single emerging market country, plus (ii) securities or positions denominated in that country’s currency. An issuer’s country of origin is based on a number of criteria, such as the issuer’s country of domicile or country in which the issuer conducts its primary operations, the primary exchange on which its securities trade, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency.

The Fund also intends to invest in “frontier market” debt securities, which the Fund considers to be a sub-set of emerging markets debt securities. The Fund considers a “frontier market” to be a market that is generally smaller and less mature than larger emerging markets, but is nonetheless accessible to foreign investment through sovereign and/or corporate bonds. Frontier market economies and capital markets are typically at an earlier stage of development and institutions and macro-economic policy formulation is also less mature in comparison to larger emerging market countries. Participants in the debt markets, unlike participants in the equity markets, generally consider frontier economies to be a subcategory of emerging economies.

Below investment grade securities are generally securities rated BB+/Ba1 or lower at the time of investment. For purposes of the investment limitations in this SAI, a security’s rating is determined using the highest rating of Moody’s Investor Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business (“Standard & Poor’s” or “S&P”) and Fitch Ratings, a part of the Fitch Group (“Fitch”) if all three nationally recognized statistical rating organizations (“NRSROs”) rate the security. If ratings are provided by only two of those NRSROs, the higher rating is used to determine the rating. If only one of those NRSROs provides a rating, that rating is used. If a security is unrated by any NRSRO, the rating determined to be of comparable quality by Teachers Advisors is used. Investment rating limitations are considered to apply only at the time of investment and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities. The descriptions of the investment rating categories by Moody’s, S&P and Fitch, including a description of their speculative characteristics, are set forth in Appendix A of this SAI. All references to securities ratings by Moody’s, S&P and Fitch in this SAI shall, unless otherwise indicated, include all securities within each such rating category (i.e., Ba1, Ba2 and Ba3 in the case of Moody’s, BB+, BB and BB- in the case of S&P and Fitch).

The Fund’s policy of investing no more than 10% of its Managed Assets in securities rated below B-/B3, or that are unrated but judged to be of comparable quality, may result in the Fund investing in “distressed” securities. The issuer of a “distressed” security is experiencing financial difficulties or distress at the time the Fund acquires such security. “Distressed” securities involve special risks, including a substantial risk of future default. See “Risks—Issuer Level Risks—Defaulted and Distressed Securities Risk” in the Prospectus.

OTHER POLICIES

The Fund may enter into certain derivative transactions as a hedging technique to protect against potential adverse changes in the market value of portfolio instruments. The Fund also may use derivatives to attempt to protect the net asset value (“NAV”) of the Fund, to facilitate the sale of certain portfolio securities, to manage the Fund’s effective interest rate exposure, and as a temporary substitute for purchasing or selling particular securities. From time to time, the Fund also may enter into derivative transactions to create investment exposure to the extent such transactions may facilitate implementation of its strategy more efficiently than through outright purchases or sales of portfolio securities.

4

During temporary defensive periods, the period in which the net proceeds of this offering of Common Shares are first being invested or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objective. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities, or may invest in short- or intermediate-term U.S. Treasury securities. There can be no assurance that such techniques will be successful. Accordingly, during such periods, the Fund may not achieve its investment objective.

Certain investment policies specifically identified in this SAI as such are considered fundamental and may not be changed without shareholder approval. See “Investment Restrictions” in this SAI. All of the Fund’s other investment policies are not considered to be fundamental by the Fund and can be changed by the Board without a vote of the shareholders. However, the Fund’s policy of investing at least 80% of its Assets in emerging markets debt securities may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to shareholders. The Fund cannot change its fundamental policies without the approval of the holders of a “majority of the outstanding” Common Shares. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.

The Fund will not invest, either directly or indirectly through derivatives, in contingent capital securities (sometimes referred to as “CoCos”).

LEVERAGE

The Fund anticipates using leverage to pursue its investment objective. If current market conditions persist, the Fund intends initially to use leverage obtained through borrowings, reverse repurchase agreements or a combination of both, in an aggregate amount equal to approximately 25% of the Fund’s Managed Assets. The Fund does not intend to borrow or use reverse repurchase agreements until after the proceeds of this offering have been substantially invested in accordance with the Fund’s investment objective. The Fund may reduce or increase its leverage based upon changes in market conditions, and anticipates that its leverage ratio will vary from time to time based upon variations in the value of the Fund’s holdings.

The Fund may use leverage to the extent permitted under the 1940 Act. The Fund may source leverage through a number of methods including the issuance of debt securities, issuance of Preferred Shares, and entering into reverse repurchase agreements. The Fund may issue “senior securities” as defined under the 1940 Act. “Senior securities” include (i) borrowings (including loans from financial institutions); (ii) the issuance of debt securities; and (iii) the issuance of Preferred Shares. The Fund does not presently intend to employ leverage through the issuance of Preferred Shares within 12 months after the completion of this offering, but may do so if the Board of Trustees determines it to be in the best interests of Common Shareholders. “Senior securities” have seniority over the Common Shares in regard to the income and assets of the Fund.

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Selling a portfolio security and agreeing to buy it back under a reverse repurchase agreement is economically equivalent to borrowing. See “Risks—Security Level Risks—Reverse Repurchase Agreement Risk” in the Prospectus.

In addition, the Fund may use derivatives such as financial futures contracts and options thereon, swaps (with varying terms, including interest rate swaps, credit default swaps and credit default swap indices), options on interest rates, options on indices, options on swaps, options on currencies and other fixed-income derivative instruments that have the economic effect of leverage. See “The Fund’s Investments—Portfolio Composition and Other Information—Derivatives.”

The Fund also may borrow for temporary purposes as permitted by the 1940 Act.

5

So long as the net rate of income received from the Fund’s investments purchased with leverage proceeds exceeds the then current interest rate on such leverage, the investment of the proceeds of leverage will generate more net income than if the Fund had not leveraged itself. Under these circumstances, the excess net income will be available to pay higher distributions to Common Shareholders. However, if the rate of net income received from the Fund’s portfolio investments purchased with the proceeds of leverage is less than the then current interest rate on that leverage, the Fund may be required to utilize other Fund assets to make interest payments on its leveraging instruments, which may result in a decline in Common Share NAV and reduced net investment income available for distribution to Common Shareholders.

The Fund may use derivatives, such as interest rate swaps with varying terms, in order to manage the interest rate expense associated with all or a portion of its leverage. Interest rate swaps are bi-lateral agreements whereby parties agree to exchange future payments, typically based upon the differential of a fixed rate and a variable rate, on a specified notional amount. Interest rate swaps can enable a Fund to effectively convert its variable leverage expense to fixed, or vice versa. For example, if the Fund issues leverage having a short-term floating rate of interest, the Fund could use interest rate swaps to hedge against a rise in the short-term benchmark interest rates associated with its outstanding leverage. In doing so, the Fund would seek to achieve lower leverage costs, and thereby enhance Common Share distributions, over an extended period, which would be the result if short-term interest rates on average exceed the fixed interest rate over the term of the swap. To the extent the fixed swap rate is greater than short-term market interest rates on average over the period, overall costs associated with leverage will be greater (and thereby reduce distributions to Common Shareholders) than if the Fund had not entered into the interest rate swap(s).

The Fund pays a management fee to Nuveen Fund Advisors (which in turn pays a portion of such fee to Teachers Advisors) based on a percentage of Managed Assets. Managed Assets include the proceeds realized and managed from the Fund’s use of most types of leverage (excluding the leverage exposure attributable to the use of futures, swaps and similar derivatives). Because Managed Assets include the Fund’s net assets as well as assets that are attributable to the Fund’s investment of the proceeds of its leverage, it is anticipated that the Fund’s Managed Assets will be greater than its net assets. Nuveen Fund Advisors will be responsible for using leverage to pursue the Fund’s investment objective. Nuveen Fund Advisors will base its decision regarding whether and how much leverage to use for the Fund, and the terms of that leverage, on its assessment of whether such use of leverage is in the best interests of the Fund. However, a decision to employ or increase leverage will have the effect, all other things being equal, of increasing Managed Assets and in turn Nuveen Fund Advisors’ and Teachers Advisors’ management fees. Thus, Nuveen Fund Advisors may have a conflict of interest in determining whether to use or increase leverage. Nuveen Fund Advisors will seek to manage that potential conflict by recommending to the Fund’s Board of Trustees to leverage the Fund (or increase such leverage) only when it determines that such action would be in the best interests of the Fund and its Common Shareholders, and by periodically reviewing with the Board of Trustees the Fund’s performance and the impact of the use of leverage on that performance.

Certain types of leverage used by the Fund may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. At this time Nuveen Fund Advisors does not believe that any such potential investment limitations will impede it from managing the Fund’s portfolio in accordance with its investment objectives and policies.

Utilization of leverage is a speculative investment technique and involves certain risks to the Common Shareholders, including increased variability of the Fund’s net income, distributions and NAV in relation to market changes. See “Risks—Fund Level Risks—Leverage Risk.” There is no assurance that the Fund will use leverage or that the Fund’s use of leverage will work as planned or achieve its goals.

For more information on the Fund’s use of leverage, see “Leverage” in the Prospectus.

6

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, Preferred Shares voting together as a single class, and of the holders of a majority of the outstanding Preferred Shares voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, except as permitted by the 1940 Act;1

(2) Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;1,2

(3) Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in connection with the purchase and sale of portfolio securities;

(4) Invest more than 25% of its total assets in securities of issuers in any one industry, provided, however, that for purposes of this limitation, the term “issuer” shall not include a lender selling a participation to the Fund together with any other person interpositioned between such lender and the Fund with respect to a participation that shifts to the Fund the direct debtor-creditor relationship with the borrower;3

(5) Purchase or sell real estate, except to the extent that interests in securities the Fund may invest in are considered to be interests in real estate, and this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

(6) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments except to the extent that interests in securities the Fund may invest in are considered to be interests in commodities and this shall not prevent the Fund from purchasing or selling options, futures contracts, swaps, or other derivative instruments or from investing in securities or other instruments backed by physical commodities; and

1 Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities. Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering, but may do so if the Fund’s Board of Trustees determines it to be in the best interests of Common Shareholders.

2 Section 18(a) of the 1940 Act generally prohibits a registered closed-end investment company from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

3 For purposes of this restriction, (a) the U.S. federal and state governments and their political subdivisions are not members of any industry, and (b) investments in the securities and instruments (including sovereign and quasi-sovereign debt) of a single foreign country will be considered investments in a single industry.

7

(7) Make loans, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act4.

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees upon 60 days’ prior written notice to shareholders. The Fund may not:

(1) sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short;

(2) purchase securities of other investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder5; and

(3) purchase securities of companies for the purpose of exercising control, except to the extent that exercise by the Fund of its rights under loan agreements would be deemed to constitute exercising control.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

With respect to the limitation regarding the issuance of senior securities set forth in subparagraph (1) under the discussion of the Fund’s fundamental policies above, “senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any shares of a class having priority over any other class as to distribution of assets or payment of dividends.

For the purpose of applying the 25% industry limitation set forth in subparagraph (4) above, such limitation will apply to tax-exempt municipal securities if the payment of principal and interest for such securities is derived principally from a specific project associated with an issuer that is not a governmental entity or a political subdivision of a government, and in that situation the Fund will consider such municipal securities to be in an industry associated with the project.

Under the 1940 Act, the Fund may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemptive rules or exemption granted under the 1940 Act. Moreover, the Fund will consider the investments of underlying investment companies when determining compliance with its own concentration policy, to the extent the Fund has sufficient information about such investments.

The Fund may issue senior securities, including Preferred Shares and debt. If it does so, the Fund may be subject to certain restrictions imposed by either guidelines of one or more NRSROs that may issue ratings for senior securities issued by the Fund or, if the Fund borrows from a lender, by the lender. These guidelines may

4 Section 21 of the 1940 Act makes it unlawful for a registered investment company like the Fund to lend money or other property if (i) the investment company’s policies set forth in its registration statement do not permit such a loan or (ii) the borrower controls or is under common control with the investment company. The SEC has granted to Nuveen Fund Advisors and certain funds advised by Nuveen Fund Advisors exemptive relief from Section 21 of the 1940 Act. This relief applies to the Fund, if the Fund elects to rely on such relief and comply with the terms and conditions thereof. It is currently anticipated that the Fund will rely on such relief and comply with the terms and conditions thereof.

5 The Fund has not applied for, and currently does not intend to apply for, any related exemptive relief, but reserves the right to do so in the future.

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impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. If these restrictions were to apply, it is not anticipated that these covenants or guidelines would impede Nuveen Fund Advisors or Teachers Advisors from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies.

PORTFOLIO COMPOSITION AND OTHER INFORMATION

The following information supplements the discussion of the Fund’s investment objective, policies, and strategies that are described in the Prospectus.

Foreign and Emerging Markets Issuers

Foreign securities may include debt securities of governmental and corporate issuers, preferred stock and convertible securities of corporate issuers evidencing ownership of shares of a foreign issuer or that provide exposure to foreign issuers.

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and, as with domestic multinational corporations, from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its

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revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain foreign banks and other financial institutions.

Rules adopted under the 1940 Act permit the Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for the Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in the Fund’s portfolio.

Investment in certain emerging markets securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging markets securities and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors. For a discussion of the U.S. federal income tax consequences applicable to foreign investors, see “Tax Matters—Foreign Shareholders.”

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect the Fund. In addition, if deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

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Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

High Yield Securities

High yield securities or “junk bonds” that are rated below investment grade involve a greater degree of risk (in particular, a greater risk of default) than, and special risks in addition to, the risks associated with investment grade securities. Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest or dividends and repay liquidation preference or principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest, dividends, liquidation preference or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest or dividends and repay liquidation preference or principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by the Fund with a commensurate effect on the value of the Fund’s shares. High yield securities involve substantial risk of loss and are susceptible to default or decline in market value due to real or perceived adverse economic and business developments or competitive industry conditions, as compared to higher-rated instruments. These securities generally provide higher income than investment grade securities in an effort to compensate investors for their higher risk of default, which is the issuer’s failure to make required interest, dividends, liquidation preference or principal payments on the securities. High yield securities issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads.

The secondary markets for these securities are generally not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and the participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Fund to dispose of particular portfolio investments, may adversely affect the Fund’s NAV per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating NAV. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value the Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of the Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in the Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s NAV and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. See “Risks—Issuer Level Risks—Below Investment Grade Risk” in the Prospectus.

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High yield instruments rated in the lower rating categories (Caa1 or lower by Moody’s, CCC+ or lower by S&P or Fitch, or comparably rated by another NRSRO) are subject to very high credit risk. The Fund may not make an initial investment in an issuer who is in default on its obligations to pay principal or interest thereon when due or that is in bankruptcy or insolvency proceedings.

Debt Securities

Debt securities are generally used by corporations to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount on or before maturity. Certain debt securities in which the Fund may invest may be “perpetual” in that they have no maturity date and some may be convertible into equity securities of the issuer or its affiliates. The Fund may invest in debt securities of any quality and of any maturity or duration, and such debt securities may be secured or unsecured. In addition, certain debt securities in which the Fund may invest may be subordinated to the payment of an issuer’s senior debt.

Corporate Debt Securities. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly. The Fund’s investments in corporate debt securities may include, but are not limited to, senior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things.

Bonds

The Fund may invest in a wide variety of bonds of varying maturities issued by foreign corporations and other business entities, governments and municipalities (during the initial investment period or for temporary defensive measures) and other issuers. Bonds are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations as well as governments and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights).

Foreign Securities Exchanges

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in the Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested. In addition, settlement problems could cause the Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

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Senior Loans

The Fund may invest in (i) senior loans made by banks or other financial institutions to non-U.S. corporations, partnerships and other business entities (each a “Borrower” and, collectively, “Borrowers”), (ii) assignments of such interests in senior loans, or (iii) participation interests in senior loans. Senior loans hold the highest priority in the capital structure of a Borrower, are typically secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debt holders and stockholders of the Borrower. The capital structure of a Borrower may include senior loans, senior and junior subordinated debt, preferred stock and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. The proceeds of senior loans primarily are used by Borrowers to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, refinancings, internal growth and for other corporate purposes. A senior loan is typically originated, negotiated and structured by a U.S. or non-U.S. commercial bank, insurance company, finance company or other financial institution (“Agent”) for a lending syndicate of financial institutions, which typically includes the Agent (“Lenders”). The Agent typically administers and enforces the senior loan on behalf of the other Lenders in the syndicate. In addition, an institution, typically but not always the Agent, holds any collateral on behalf of the Lenders. The Fund normally will rely primarily on the Agent to collect principal of and interest on a senior loan. Also, the Fund usually will rely on the Agent to monitor compliance by the Borrower with the restrictive covenants in a loan agreement.

Senior loans typically have rates of interest that are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR, and secondarily the prime rate offered by one or more major U.S. banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. As adjustable rate loans, the frequency of how often a senior loan resets its interest rate will impact how closely such senior loans track current market interest rates.

The Fund may purchase participation interests in the original syndicate making senior loans. Loan participation interests typically represent direct participations in a loan to a corporate Borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or may buy part of a senior loan, becoming a Lender. When purchasing a participation interest, the Fund assumes the credit risk associated with the corporate Borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund may invest may not be rated by any NRSRO.

The Fund may purchase and retain in its portfolio senior loans payable by Borrowers that have experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of loans, including senior loans, either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt instruments in exchange for all or a portion of a loan. See “—Other Investments—Warrants and Equity Securities.”

Second Lien Loans

The Fund may invest in second lien loans and unsecured loans. Such loans are made by public and private corporations and other non-governmental borrowers for a variety of purposes. As in the case of senior loans, the Fund may purchase interests in second lien loans and unsecured loans through assignments or participations. Second lien loans have similar characteristics as senior loans except that such interests are junior in priority to debt secured with a first lien. Second lien loans are second in priority of payment to one or more senior loans of the Borrower and are typically secured by a second priority security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. They typically have similar

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protections and rights as senior loans. Second lien loans are not (and by their terms cannot become) subordinate in priority of payment to any obligation of the related Borrower other than senior loans of such Borrower. Second lien loans may feature fixed or floating rate interest payments. Because second lien loans are junior to senior loans, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. In addition, second lien loans of below investment grade quality share many of the risk characteristics of other below investment grade debt instruments.

Unsecured loans generally have lower priority in right of payment compared to holders of secured interests of the Borrower. Unsecured loans are not secured by a security interest or lien to or on specified collateral securing the Borrower’s obligation under the indebtedness. Unsecured loans by their terms may be or may become subordinate in right of payment to other obligations of the Borrower, including senior loans, second lien loans and other interests. Unsecured loans may have fixed or adjustable floating rate interest payments. Because unsecured loans are subordinate to senior loans and other secured debt of the Borrower, they present a greater degree of investment risk but often pay interest at higher rates reflecting this additional risk. Such investments generally are of below investment grade quality. Unsecured loans of below investment grade quality share many of the same risks of other below investment grade debt instruments.

Subordinated Loans

The subordinated loans in which the Fund may invest are typically privately-negotiated investments that rank junior in priority of payment to senior debt and are often unsecured. Because subordinated interests may rank lower as to priority of payment than senior loans and second lien loans of the Borrower, they may present a greater degree of investment risk than senior loans and second lien loans but often pay interest at higher rates reflecting this additional risk. Other than their more subordinated status, such investments have many characteristics and risks similar to senior loans and second lien loans discussed above. Subordinated interests of below investment grade quality share risks of other below investment grade debt instruments. Subordinated loans rank senior to common and preferred equity in a Borrower’s capital structure. Subordinated loans may have elements of both debt and equity instruments, offering fixed or adjustable rates of return in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a Borrower, if any, through an equity interest. This equity interest may take the form of warrants or direct equity investments which, will be in conjunction with the subordinated loans. Due to their higher risk profile and often less restrictive covenants as compared to senior loans, subordinated loans generally earn a higher return than secured senior loans. The warrants associated with subordinated loans are typically detachable, which allows lenders the opportunity to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the Borrower. Subordinated loans also may include a “put” feature, which permits the holder to sell its equity interest back to the Borrower at a price determined through an agreed formula.

The Fund may invest in subordinated loans that are primarily unsecured and that provide for relatively high, adjustable rates of interest, providing the Fund with significant current interest income. The subordinated loans in which the Fund may invest may have interest-only payments in the early years, with amortization of principal deferred to the later years of the subordinated loans. In some cases, the Fund may acquire subordinated loans that, by their terms, convert into equity or additional debt instruments or defer payments of interest for the first few years after issuance. Also, in some cases the subordinated loans in which the Fund may invest will be collateralized by a subordinated lien on some or all of the assets of the Borrower.

Convertible Securities

The Fund’s investments in convertible securities may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of Teachers Advisors. The convertible securities may pay interest or dividends that are based on a fixed or floating rate.

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A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed-income and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Issuer Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Illiquid Securities

The Fund may invest in securities and other instruments that, at the time of investment, are illiquid (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements.

Illiquid securities will be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Restricted Securities and Securities with Limited Trading Markets. Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. In addition, if the Fund were to assume substantial positions in securities with limited trading markets, trading activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at

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then current market prices. Circumstances could also exist when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. The Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on NAV. As more fully described below, the Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act.

Rule 144A Securities. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

The Board has determined that Rule 144A securities may be considered liquid securities if so determined by Nuveen Fund Advisors. Nuveen Fund Advisors has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, Nuveen Fund Advisors may make the determination as to whether a particular security is liquid or illiquid with consideration to be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security, the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security.

To the extent that liquid Rule 144A securities that the Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. Nuveen Fund Advisors and Teachers Advisors will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable the Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, related indexes and other assets. The Fund may use derivative instruments to attempt to hedge some of the risk, including currency risk, of the Fund’s investments or its leverage, to enhance returns, to serve as a substitute for a position in an underlying asset, to reduce transaction costs, to manage the Fund’s effective interest rate exposure, to maintain full market exposure, to manage cash flows or to preserve capital. Such instruments may include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on securities, and options on securities indices, options on financial futures, structured notes or other derivative instruments. The Fund may use any or all of these techniques at any time, and the use of any particular derivative transaction will depend on market conditions.

The Fund reserves the right to engage in transactions involving futures, options on futures and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company (“RIC”) may limit the extent to which the Fund may invest in futures, options on futures and swaps. See “Tax Matters.”

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent Nuveen Fund Advisors’ and Teachers Advisors’ views as to certain market movements are incorrect, the risk that the use of derivatives could result in significantly greater losses than if they had not been used.

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Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many derivatives involving options require segregation of Fund assets in special accounts.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. The Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option exercised period. A “European” style put or call option may be exercised only upon expiration. A “Bermudan” style put or call option may be exercised at any time on fixed dates occurring during the term of the option. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (the “OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

In order to hedge against adverse market shifts or to increase income or gain, the Fund may purchase put and call options or write “covered” put and call options on securities or fixed-income instruments or on futures contracts or stock indexes. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that the Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases, except for certain options on interest rate futures contracts, by writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, the Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon

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the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, the Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, the Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, the Fund will limit its opportunity to profit from a rise in interest rates.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should the Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options, (ii) restrictions on transactions imposed by an exchange, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (iv) interruption of the normal operations of the OCC or an exchange, (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume, or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Over-the-counter (“OTC”) options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that the Fund will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is currently expected to be involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, Teachers Advisors must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. The Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker-dealers, domestic or foreign banks, or other financial institutions that Teachers Advisors deems to be creditworthy. In the absence of a change in the current position of the Securities and Exchange Commission (“SEC”), OTC options purchased by the Fund and the amount of the Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If the Fund sells a call option, it is foregoing its participation in the appreciation in the value of the underlying asset; however, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against an increase in the value of the underlying securities or instruments held by the Fund and may increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund.

The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indexes and futures contracts. All calls sold by the Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

The Fund reserves the right to purchase or sell options on instruments and indexes which may be developed in the future to the extent consistent with applicable law and the Fund’s investment objective and the restrictions set forth herein.

Credit-Linked Notes. The Fund may invest in CLNs. A CLN is a derivative instrument that is a synthetic obligation between two or more parties where the payment of principal and/or interest is based on the performance of some obligation (a reference obligation). In addition to credit risk of the reference obligation and interest rate risk, the buyer/seller of the CLN is subject to counterparty risk. See “Risk Factors—Counterparty Risk.”

Futures Contracts. The Fund may trade futures contracts: (i) on domestic and foreign exchanges on bond indexes; and (ii) on domestic and, to the extent permitted by the CFTC, foreign exchanges on single stocks

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and stock indexes. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. In addition, the value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of the Fund’s long futures and options positions (futures contracts on stock or bond indexes, and call options on such futures contracts) will not exceed the sum of: (i) liquid assets segregated for this purpose; (ii) cash proceeds on existing investments due within thirty days; and (iii) accrued profits on the particular futures or options positions.

Options on Futures Contracts. The Fund may purchase put and call options and write covered put and call options on futures contracts on stock indexes traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the NAV of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Futures and Options Risk. Use of put and call options could result in losses to the Fund, force the purchase or sale, as the case may be, of written portfolio securities at inopportune times or for prices higher than (in the case of written put options) or lower than (in the case of written call options) current market values, or cause the Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of the Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses. Although the Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily

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variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by the Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. This leverage offered by trading in options could cause the Fund’s NAV to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options. See “Leverage.”

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indexes, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of, and may be more volatile than, the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Risks Associated with Selling Options. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security underlying the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered call options over more of its portfolio, its ability to benefit from capital appreciation becomes more limited and the risk of NAV erosion increases. If the Fund experiences NAV erosion, which itself may have an indirect negative effect on the market price of the Fund’s shares, the Fund will have a reduced asset base over which to write call options, which may eventually lead to reduced distributions to Common Shareholders. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Over-the-Counter Option Risk. The Fund may write (sell) unlisted OTC options. OTC options differ from exchange-listed options in that they are two-party contracts, with exercise price, premium and other terms negotiated between buyer and seller, and generally have less market liquidity than exchange-listed options. The counterparties to these transactions typically will be major international banks, broker-dealers and financial institutions. The Fund may be required to treat as illiquid securities being used to cover certain written OTC options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the Options Clearing Corporation. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transactions may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Tax Risk. Generally, the income from an OTC option written by the Fund will not be recognized by the Fund for tax purposes until the option is exercised, lapses or is subject to a “closing transaction” (as defined by applicable regulations) pursuant to which the Fund’s obligations with respect to the option are otherwise terminated. If the option lapses without exercise or is otherwise subject to a closing transaction, the premiums received by the Fund from the writing of such an option will generally be characterized as short-term capital gain. If an option written by the Fund is exercised, the Fund may recognize taxable gain depending on the exercise price of the option, the option premium, and the fair market value of the security underlying the option. The character of any gain on the sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. In general, distributions received by

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shareholders of the Fund that are attributable to short-term capital gains recognized by the Fund from its option writing activities will be taxed to such shareholders as ordinary income and will not be eligible for the reduced tax rate applicable to qualified dividend income.

The Fund may be subject to the “straddle rules” under U.S. federal income tax law to the extent it takes offsetting positions with respect to personal property. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, in addition to other possible tax consequences, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position.

Forward Currency Contracts and other Foreign Currency Transactions. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward currency contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange. Because forward contracts are not traded on an exchange, the Fund is subject to the credit and performance risk of the counterparties to such contracts.

The following summarizes the principal currency management strategies involving forward contracts that may be used by the Fund. The Fund also may use currency futures contracts and options thereon (see “—Futures Contracts” and —“Options on Futures Contracts” above), put and call options on foreign currencies (see “—Options Transactions” above) and currency swaps (see “—Swap Transactions” below) for the same purposes.

Transaction Hedges. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might wish to lock in the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction at a fixed amount of U.S. dollars per unit of the foreign currency. This is known as a “transaction hedge.” A transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rate during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payment is made or received. Forward contracts to purchase or sell a foreign currency may also be used by the Fund in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by Teachers Advisors. This strategy is sometimes referred to as “anticipatory hedging.”

Position Hedges. The Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is known as a “position hedge.” When the Fund believes that a foreign currency might suffer a substantial decline against the U.S. dollar, it could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in that foreign currency. When the Fund believes that the U.S. dollar might suffer a substantial decline against a foreign currency, it could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, the Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the Fund believes that the U.S. dollar value of that foreign currency will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated. This is referred to as a “crosshedge.”

Shifting Currency Exposure. The Fund may also enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to foreign

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currency or from one foreign currency to another foreign currency. This strategy tends to limit exposure to the currency sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another currency.

Non-Deliverable Forwards. NDFs are similar to forward currency exchange contracts, but do not require physical delivery of any currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the contract rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and implementing regulations, NDFs are deemed to be commodity interests, including for purposes of amended Regulation 4.5. Therefore, to the extent the Fund claims an exclusion under Regulation 4.5, it will limit its investment in NDFs.

Although NDFs have historically been traded OTC, in the future pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them may exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.

Risks Associated with Forward Currency Transactions. Teachers Advisors’ decision whether to enter into foreign currency transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a currency management strategy, if undertaken, would be successful. To the extent that the Teachers Advisors’ view regarding future exchange rates proves to have been incorrect, the Fund may realize losses on its foreign currency transactions. Even if a foreign currency hedge is effective in protecting the Fund from losses resulting from unfavorable changes in exchange rates between the U.S. dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates.

Swap Transactions. The Fund may enter into total return, interest rate and credit default swap agreements and interest rate caps, floors and collars. Caps and floors create limits on interest rate costs. A cap creates a ceiling on floating rate interest costs, and when market rates move above the cap rate the seller of the cap pays the purchaser the difference, and conversely, when market rates fall below a floor rate the seller of the floor pays the purchaser the difference. A collar is created by purchasing a cap or floor and selling the other. The premium due for the cap (or floor) is partially offset by the premium received for the floor (or cap), making the collar a way to potentially hedge interest rate risk. The Fund may also enter into options on permitted types of swap agreements and in bonds issued by special purpose entities that are backed by a pool of swaps.

The Fund may enter into swap transactions for any purpose consistent with its investment objective and strategies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date or to reduce risk arising from the ownership of a particular security or instrument.

Swap agreements are two-party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates

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of return) earned or realized on a particular predetermined asset, reference rate or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. The notional amount of the swap agreement generally is only used as a basis upon which to calculate the obligations that the parties to the swap agreement have agreed to exchange.

Additionally, the Fund may utilize credit default swap indices as a buyer or seller. Credit default swap indices are indices that reflect the performance of a basket of credit default swaps and are subject to the same risks as credit default swaps. If such a default were to occur, any contractual remedies that the seller may have may be subject to bankruptcy and insolvency laws, which could delay or limit the Fund’s recovery. Thus, if the buyer under a credit default swap defaults on its obligation to make payments thereunder, as a result of its bankruptcy or otherwise, the seller may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays. The seller’s return from investment in a credit default swap index may not match the return of the referenced index. Further, investment in a credit default swap index could result in losses if the referenced index does not perform as expected. Unexpected changes in the composition of the index may also affect performance of the credit default swap index. If a referenced index has a dramatic intraday move that causes a material decline in the seller’s net assets, the terms of the seller’s credit default swap index may permit the buyer to immediately close out the transaction. In that event, the seller may be unable to enter into another credit default swap index or otherwise achieve desired exposure, even if the referenced index reverses all or a portion of its intraday move.

Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with a counterparty of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The Fund will usually enter into interest rate swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

Currency Swaps. A currency swap is an agreement between two parties to exchange equivalent fixed amounts in two different currencies for a fixed period of time. The exchange of currencies at the inception date of the contract takes place at the current spot rate. Such an agreement may provide that, for the duration of the swap, each party pays interest to the other on the received amount at an agreed upon fixed or floating interest rate. When the contract ends, the parties re-exchange the currencies at the initial exchange rate, a specified rate, or the then current spot rate. Some currency swaps may not provide for exchanging currencies, but only for exchanging interest cash flows.

Total Return Swaps. In a total return swap, one party agrees to pay the other the “total return” of a defined underlying asset during a specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined baskets of loans and mortgages. The Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by Teachers Advisors to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

Credit Default Swaps. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swap agreements either as a buyer or a seller. The Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in an individual security or a segment of the fixed-income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. The Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments.

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As the buyer of protection in a credit default swap, the Fund would pay a premium (by means of an upfront payment or a periodic stream of payments over the term of the agreement) in return for the right to deliver a referenced bond or group of bonds to the protection seller and receive the full notional or par value (or other agreed upon value) upon a default (or similar event) by the issuer(s) of the underlying referenced obligation(s). If no default occurs, the protection seller would keep the stream of payments and would have no further obligation to the Fund. Thus, the cost to the Fund would be the premium paid with respect to the agreement. If a credit event occurs, however, the Fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. The Fund bears the risk that the protection seller may fail to satisfy its payment obligations.

If the Fund is a seller of protection in a credit default swap and no credit event occurs, the Fund would generally receive an up-front payment or a periodic stream of payments over the term of the swap. If a credit event occurs, however, generally the Fund would have to pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As the protection seller, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. Thus, the Fund bears the same risk as it would by buying the reference obligations directly, plus the additional risks related to obtaining investment exposure through a derivative instrument discussed below under “—Risks Associated with Swap Transactions” and “Risks—Security Level Risks—Derivatives Risk, Including the Risk of Swaps” in the Prospectus.

Options on Swaps. An option on a swap is a contract that gives a counterparty the right (but not the obligation), in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. The Fund may write (sell) and purchase put and call swap options. Depending on the terms of the particular option agreement, the Fund generally will incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When the Fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swap option, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Risks Associated with Swap Transactions. The use of swap transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If Nuveen Fund Advisors or Teachers Advisors is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The Fund may only close out a swap, cap, floor, collar or other two-party contract with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which the Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation such as the SEC’s recently proposed rules governing the use of derivatives by registered investment companies, could adversely affect the Fund’s ability to terminate existing swap or other agreements or to realize amounts to be received under such agreements.

Losses resulting from the use of derivatives will reduce the Fund’s NAV, and possibly income, and the losses can be greater than if derivatives had not been used. See “Risks—Security Level Risks—Derivatives Risk, Including the Risk of Swaps” in the Prospectus.

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Asset Segregation. As a closed-end investment company regulated with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive positions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must maintain liquid assets (often referred to as “asset segregation”), or engage in other SEC staff-approved measures, to “cover” open positions with respect to certain kinds of derivative instruments and financial agreements (such as reverse repurchase agreements).

Generally, the Fund will maintain an amount of liquid assets with its custodian in an amount at least equal to the current amount of its obligations under derivative instruments and financial agreements, in accordance with SEC guidance. However, the Fund also may “cover” such obligations by other means such as through ownership of the underlying security or financial instrument. The Fund also may enter into offsetting transactions so that its combined position, coupled with any liquid assets maintained by its custodian, equals its net outstanding obligation in related derivatives or financial agreements.

The Fund reserves the right to modify its policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff, such as the SEC’s proposed rules governing the use of derivatives by registered investment companies, regarding asset segregation.

Other Investment Companies

The Fund may invest in securities of investment companies to the extent permissible under the 1940 Act and the rules and regulations thereunder. The 1940 Act generally imposes the following restrictions on investments in other investment companies: (i) the Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) the Fund may not invest more than 5% of its total assets in securities issued by any one investment company; and (iii) the Fund may not invest more than 10% of its total assets in securities issued by investment companies. These limitations do not apply to the purchase of shares of any investment company (i) in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company or (ii) pursuant to any exemptive rules or exemption granted under the 1940 Act. The Fund may invest in common shares of money market funds.

The Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, such as the period shortly after the Fund receives the proceeds of the offering of its Common Shares, during periods when there is a shortage of attractive securities available in the market, or when Teachers Advisors believes share prices of other investment companies offer attractive values. The Fund may invest in investment companies that are advised by Teachers Advisors or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for, and currently does not intend to apply for, such exemptive relief, but reserves the right to do so in the future. As a shareholder in an investment company, the Fund would indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Teachers Advisors will take expenses into account when evaluating the merits of an investment in an investment company relative to available alternative opportunities. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described in the Prospectus and herein. The NAV and market value of leveraged shares will be more volatile and the yield will tend to fluctuate more than the yield generated by unleveraged shares. Other investment companies may have investment policies that differ from those of the Fund. In addition, to the extent the Fund invests in other investment companies, the Fund will be dependent upon the investment and research abilities of persons other than Nuveen Fund Advisors and Teachers Advisors. The Fund will consider the investments of underlying investment companies when determining compliance with Rule 35d-1 under the 1940 Act.

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Other Investments

Payment-In-Kind Debentures and Delayed Interest Securities. The Fund may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Zero Coupon Securities. The Fund’s investments in debt securities may be in the form of a zero coupon bond. Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest for the entire life of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. These instruments are typically issued and traded at a deep discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of debt instruments that pay interest currently and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of securities having similar maturities and credit quality. Under many market conditions, investments in zero coupon bonds may be illiquid, making it difficult for the Fund to dispose of them or determine their current value.

Structured Notes. The Fund may utilize structured notes and similar instruments for investment purposes and also for hedging purposes. Structured notes are privately negotiated debt obligations where the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate (an “embedded index”), such as selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. The terms of such structured instruments normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured instruments are outstanding. As a result, the interest and/or principal payments that may be made on a structured product may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index or indices or other assets. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.

Trust Preferred Securities. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary’s parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for U.S. federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See “Tax Matters.” Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters. There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

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U.S. Government Obligations. Securities issued or guaranteed by U.S. Government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. Government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

Warrants and Equity Securities. The Fund may acquire equity securities and warrants issued by an issuer or its affiliates as part of a package of investments in the issuer or its affiliates issued in connection with an adjustable rate instrument or other debt instrument of the issuer. The Fund also may convert a warrant so acquired into the underlying security.

Repurchase Agreements. The Fund may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during the Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Fund will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of Teachers Advisors, present minimal credit risk. The risk to the Fund is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but the Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by the Fund may be delayed or limited. Teachers Advisors will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, Teachers Advisors will demand additional collateral from the issuer to at least that of the repurchase price, including interest.

New Securities and Other Investment Techniques. New types of securities and other investment and hedging practices are developed from time to time. Nuveen Fund Advisors and Teachers Advisors expect, consistent with the Fund’s investment objective and policies, to invest in such new types of securities and to engage in such new types of investment practices if they believe that these investments and investment techniques may assist the Fund in achieving its investment objective. In addition, Nuveen Fund Advisors and Teachers Advisors may use investment techniques and instruments that are not specifically described herein.

Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are first being invested, the proceeds from the issuance of Preferred Shares, if any, commercial paper or notes and/or other borrowings are being invested, or during periods in which Nuveen Fund Advisors or Teachers Advisors determines that it is temporarily unable to follow the Fund’s investment strategy or that it is impractical to do so or the period in which the Fund’s assets are being liquidated in anticipation of the Fund’s termination, the Fund may deviate from its investment policies and objectives and invest up to 100% of its Managed Assets in short term investments, including high quality, short-term securities or may invest in short- or intermediate-term U.S. Treasury securities. Nuveen Fund Advisors’ and Teachers Advisors’ determination that it is temporarily unable to follow the Fund’s investment strategy or that it is impracticable to do

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so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund’s investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objective.

Cash and cash equivalents are defined to include, without limitation, the following:

(1) Non-U.S. government securities which have received the highest investment-grade credit rating and U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $250,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Investments in commercial paper will be limited to commercial paper rated in the highest categories by an NRSRO and which mature within one year of the date of purchase or carry a variable rate of interest. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. Teachers Advisors will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.

(4) The Fund may invest in bankers’ acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

(5) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

(6) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act, the rules thereunder and interpretations thereof.

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Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Fund can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Fund may purchase, for example, issues of fixed-income instruments on a “when-issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Fund may invest in asset-backed securities on a delayed delivery basis. This reduces the Fund’s risk of early repayment of principal, but exposes the Fund to some additional risk that the transaction will not be consummated.

When the Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Asset Segregation” above.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). The Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, the Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies.

Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and the Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

Loan of Portfolio Securities

The Fund may lend portfolio securities to brokers or dealers or other financial institutions although it has no current intention to do so. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the broker who arranged the loan. If the Fund receives securities as collateral, the Fund will receive a fee from the borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities.

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Portfolio Trading and Turnover

Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Teachers Advisors believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain securities may cause a temporarily low price for such securities, as compared with other securities of like quality and characteristics.

A security also may be sold when Teachers Advisors anticipates a change in the price of such security, Teachers Advisors believes the price of a security has reached or is near a realistic maximum, or there are other securities that Teachers Advisors believes are more attractive given the Fund’s investment objective. The Fund also may engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline or purchased in anticipation of a market rise and later sold, but the Fund will not engage in trading solely to recognize a gain. Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of securities with a view to holding them for investment. While there can be no assurance thereof, the Fund anticipates that its annual portfolio turnover rate generally will not exceed 100% under normal circumstances. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending on market conditions, the annual portfolio turnover rate of the Fund may exceed 100% in particular years. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income.

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MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement with Nuveen Fund Advisors (the “Investment Management Agreement”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is eleven, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and eleven of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen, Nuveen Fund Advisors, Teachers Advisors, or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2019 annual meeting, the Class II trustees serving until the 2020 annual meeting and the Class III trustees serving until the 2021 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Margaret L. Wolff are slated in Class I, John K. Nelson, Terence J. Toth and Robert L. Young are slated in Class II and Margo L. Cook, Jack B. Evans, Albin F. Moschner and William J. Schneider are slated in Class III. If the Fund issues preferred shares, two of the Fund’s trustees would be elected by the holders of such preferred shares, voting separately as a class. The remaining trustees of the Fund would be elected by holders of common shares and preferred shares, voting together as a class. In the event that the Fund fails to pay dividends on outstanding preferred shares for two years, holders of preferred shares would be entitled to elect a majority of trustees of the Fund. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and years of birth of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. Except as noted in the table below, the trustees of the Fund are directors or trustees, as the case may be, of 85 Nuveen-sponsored open-end mutual funds (the “Nuveen Mutual Funds”); and 75 Nuveen-sponsored closed-end funds and 11 Nuveen-sponsored exchange-traded funds (collectively with the Nuveen Mutual Funds and the Nuveen-sponsored closed-end funds, the “Nuveen Funds”).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:
William J. Schneider 333 West Wacker Drive Chicago, IL 60606 (1944)	Chairman of the Board* and Trustee	Term—Class III Length of Service— Since 1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member, WDPR Public Radio; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Director Dayton Development Coalition; formerly, Board Member, Business Advisory Council, Cleveland Federal Reserve Bank and University or Dayton Business School Advisory Council.	171	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class III Length of Service— Since 1999	President, The Hall- Perrine Foundation, a private philanthropic corporation (since 1996); Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, Member and President Pro Tem of the Board of Regents for the State of Iowa University System; formerly, Director, The Gazette Company.	171	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (1948)	Trustee	Term—Class I Length of Service— Since 2003	Dean Emeritus, formerly, Dean (2006-2012), Tippie College of Business, University of Iowa; past Director (2005-2015) and past President (2010-2014) of Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance (2003-2006), School of Business at the University of Connecticut; previously, Senior Vice President and Director of Research (1995-2003) at the Federal Reserve Bank of Chicago.	171	Director of Wellmark, Inc. (since 2009); Director (since 2004) of Xerox Corporation.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Albin F. Moschner 333 West Wacker Drive Chicago, IL 60606 (1952)	Trustee	Term—Class III Length of Service— Since 2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011) and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	171	Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016).

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
John K. Nelson 333 West Wacker Drive Chicago, IL 60606 (1962)	Trustee	Term—Class II Length of Service— Since 2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012- 2014); former Chairman of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996- 2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	171	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of Service— Since 1997	Board Member of the U.S. Endowment for Forestry and Communities (since 2013); Board Member of the Land Trust Alliance; formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	171	None
Carole E. Stone 333 West Wacker Drive Chicago, IL 60606 (1947)	Trustee	Term—Class I Length of Service— Since 2007	Former Director, Chicago Board Options Exchange (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	171	Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010).

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (1959)	Trustee	Term—Class II Length of Service— Since 2008	Formerly, Co-Founding Partner, Promus Capital (2008-2017); Director of Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); formerly, Director, LogicMark LLC (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member of Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012) and is Chair of its Investment Committee; formerly, Member, Chicago Fellowship Board (2005-2016); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	171	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Margaret L. Wolff 333 West Wacker Drive Chicago, IL 60606 (1955)	Trustee	Term—Class I Length of Service— Since 2016	Formerly, Of Counsel (2005-2014), Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011- 2015) of the Board of Trustees of Mt. Holyoke College.	171	Formerly Member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.).

Robert L. Young** 333 West Wacker Drive Chicago, IL 60606 (1963)	Trustee	Term—Class II Length of Service— Since 2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	169	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee:
Margo L. Cook*** 333 West Wacker Drive Chicago, IL 60606 (1964)	Trustee	Term—Class III Length of Service— Since 2016	President (since 2017), formerly, Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly, Senior Executive Vice President (2015-2016), and formerly, Executive Vice President (2011-2015) of Nuveen Fund Advisors, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Co-President, and formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	171	None

*	Terence J. Toth has been appointed Chairman of the Board, to take effect July 1, 2018.
**	Effective July 1, 2017, Mr. Young was appointed as a director or trustee, as the case may be, of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
***	Ms. Cook is an “interested person” of the Fund, as defined in the 1940 Act, by reason of her positions with Nuveen, LLC and certain of its subsidiaries.

OFFICERS OF THE FUND:

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Cedric H. Antosiewicz 333 West Wacker Drive Chicago, IL 60606 (1962)	Chief Administrative Officer	Term—Until August 2018— Length of Service— Since 2007	Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities LLC; Senior Managing Director (since January 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.	75

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (1954)	Vice President and Controller	Term—Until August 2018— Length of Service— Since 1993	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Managing Director (since 2016) of Nuveen Alternative Investments, LLC; Certified Public Accountant.	171

Nathaniel T. Jones 333 West Wacker Drive Chicago, IL 60606 (1979)	Vice President and Treasurer	Term—Until August 2018— Length of Service— Since 2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen; Chartered Financial Analyst.	171

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (1970)	Vice President and Chief Compliance Officer	Term—Until August 2018— Length of Service— Since 2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.	171

David J. Lamb 333 West Wacker Drive Chicago, IL 60606 (1963)	Vice President	Term—Until August 2018— Length of Service— Since 2015	Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (2006-2017), Vice President prior to 2006.	75

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (1961)	Vice President	Term—Until August 2018— Length of Service— Since 2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	171

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (1966)	Vice President and Assistant Secretary	Term—Until August 2018— Length of Service— Since 2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director, (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.	171

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
William T. Meyers 333 West Wacker Drive Chicago, IL 60606 (1966)	Vice President	Term—Until August 2018 Length of Service— Since 2018	Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen Securities, LLC; Senior Managing Director (since 2017), formerly, Managing Director (2016-2017), Senior Vice President (2010-2016) of Nuveen, has held various positions with Nuveen since 1991.	75

Michael A. Perry 333 West Wacker Drive Chicago, IL 60606 (1967)	Vice President	Term—Until August 2018— Length of Service— Since 2017	Executive Vice President (since February 2017), previously, Managing Director (October 2016-2017), of Nuveen Fund Advisors, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017) of Nuveen Securities and Nuveen Alternative Investments, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.	75

Christopher M. Rohrbacher 333 West Wacker Drive Chicago, IL 60606 (1971)	Vice President and Assistant Secretary	Term—Until August 2018 Length of Service— Since 2008	Managing Director (since February 2017), formerly, Senior Vice President (October 2016-February 2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC; Managing Director (since January 2017) of Nuveen Securities, LLC.	171

William A. Siffermann 333 West Wacker Drive Chicago, IL 60606 (1975)	Vice President	Term—Until August 2018— Length of Service— Since 2017	Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	171

Joel T. Slager 333 West Wacker Drive Chicago, IL 60606 (1978)	Vice President and Assistant Secretary	Term—Until August 2018 Length of Service— Since 2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (2010-2013).	171

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Funds in the Fund Complex	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Mark L. Winget 333 West Wacker Drive Chicago, IL 60606 (1968)	Vice President and Assistant Secretary	Term—Until August 2018 Length of Service— Since 2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008); Vice President (since 2010) and Associate General Counsel (since 2008) of Nuveen.	171

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (1956)	Vice President and Secretary	Term—Until August 2018 Length of Service— Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017) Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC (since 2010); Chartered Financial Analyst.	171

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board”) oversees the operations and management of the Nuveen Funds (the “Funds”), including the duties performed for the Funds by its investment adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of trustees who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which, will, as a body, possess the appropriate skills, independence and experience to oversee the Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance

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Committee discussed below, seeks nominees for the Board, the trustees consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the trustees across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected William J. Schneider as the independent chairman of the Board. Specific responsibilities of the chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of the Fund’s operations. The Board has established six standing committees: the Executive Committee, the Dividend Committee, the Closed-End Funds Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board also may from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. William J. Schneider, Chair, Terence J. Toth and Margo L. Cook serve as the current members of the Executive Committee of the Board.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Funds; the Funds’ compliance with legal and regulatory requirements relating to the Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues,

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oversees the Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Funds’ securities brought to its attention and considers the risks to the Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Funds and the internal audit group at Nuveen. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Jack B. Evans, Chair, William C. Hunter, John K. Nelson, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Funds.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Funds’ business.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to William Siffermann, Managing Director of Fund Board Relations, Nuveen, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an independent trustee candidate, independence from the Advisor, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management

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and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Funds. Accordingly, the members of the Nominating and Governance Committee are William J. Schneider, Chair, Jack B. Evans, William C. Hunter, Albin F. Moschner, John K. Nelson, Judith M. Stockdale, Carole E. Stone, Terence J. Toth, Margaret L. Wolff and Robert L. Young.

The Dividend Committee is authorized to declare distributions on the Funds’ shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are William C. Hunter, Chair, Albin F. Moschner, Margaret L. Wolff and Terence J. Toth.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are John K. Nelson, Chair, Albin F. Moschner, Judith M. Stockdale, Margaret L. Wolff and Robert L. Young.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end management investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund.

The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Carole E. Stone, Chair, Margo L. Cook, Jack B. Evans, Albin F. Moschner, William J. Schneider, Terence J. Toth and Robert L. Young.

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Board Diversification and Trustee Qualifications. Listed below for each current Board member are the experiences, qualifications, attributes and skills that led to the conclusion, as of the date of this document, that each current trustee should serve as a trustee of the Funds.

Margo L. Cook

Ms. Cook is President of Nuveen Investments, Inc. (“Nuveen Investments”) since April 2017, prior to which she had been Co-Chief Executive Officer and Co-President of Nuveen Investments from 2016-2017, prior to which she had been Senior Executive Vice President of Nuveen Investments since July 2015. Ms. Cook is a member of the Senior Leadership Team and Executive Vice President (since February 2017) of Nuveen, LLC, as well as co-chair of Nuveen Investment’s Management and Operating Committees. She is President (since August 2017), formerly Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC and President, Global Products and Solutions (since July 2017) and Co-Chief Executive Officer (since 2015) of Nuveen Securities, LLC. Since joining in 2008, she has held various leadership roles at Nuveen Investments, including as Head of Investment Services, responsible for investment-related efforts across the firm. Ms. Cook also serves on the Board of Nuveen Global Fund Investors. Before joining Nuveen Investments, she was the Global Head of Bear Stearns Asset Management’s institutional business. Prior to that, she spent over 20 years within BNY Mellon’s asset management business; including as Chief Investment Officer for Institutional Asset Management and Head of Institutional Fixed Income. Ms. Cook earned her bachelor’s degree in finance from the University of Rhode Island, her Executive MBA from Columbia University, and is a Chartered Financial Analyst. She serves as Vice Chair of The University of Rhode Island Foundation Board of Trustees and Chair of the All Stars Project of Chicago Board.

Jack B. Evans

Mr. Evans has served as President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy and President Pro Tem of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board as a Public Member of The American Board of Orthopaedic Surgery, and is a Life Trustee of Coe College. He has a Bachelor of Arts from Coe College and an M.B.A. from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of lowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from June 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a past President of Beta Gamma Sigma, Inc., The International Business Honor Society.

Albin F. Moschner

Mr. Moschner is a consultant in the wireless industry and, in July 2012, founded Northcroft Partners, LLC, a management consulting firm that provides operational, management and governance solutions. Prior to

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founding Northcroft Partners, LLC, Mr. Moschner held various positions at Leap Wireless International, Inc., a provider of wireless services, where he was as a consultant from February 2011 to July 2012, Chief Operating Officer from July 2008 to February 2011, and Chief Marketing Officer from August 2004 to June 2008. Before he joined Leap Wireless International, Inc., Mr. Moschner was President of the Verizon Card Services division of Verizon Communications, Inc. from 2000 to 2003, and President of One Point Services at One Point Communications from 1999 to 2000. Mr. Moschner also served at Zenith Electronics Corporation as Director, President and Chief Executive Officer from 1995 to 1996, and as Director, President and Chief Operating Officer from 1994 to 1995. Since 2012, Mr. Moschner has been a member of the Board of Directors of USA Technologies, Inc. and, from 1996 until 2016, he was a member of the Board of Directors of Wintrust Financial Corporation. In addition, he currently serves on the Advisory Boards of the Kellogg School of Management (since 1995) and the Archdiocese of Chicago Financial Council (since May 2012). Mr. Moschner received a Bachelor of Engineering degree in Electrical Engineering from The City College of New York in 1974 and a Master of Science degree in Electrical Engineering from Syracuse University in 1979.

John K. Nelson

Mr. Nelson is currently on the Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008. From 2007 to 2008, Mr. Nelson was Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States, and during his tenure with ABN AMRO, served as the bank’s representative on various committees of the Bank of Canada, European Central Bank, and the Bank of England. At Fordham University, he currently serves as a director of The Curran Center for Catholic American Studies, and The President’s Council. He is also a member of The Economic Club of Chicago. He was formerly a senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014), formerly a member of the Hyde Park Angels, and formerly, a Trustee at St. Edmund Preparatory School in New York City. He formerly served as the Chairman of The Board of Trustees of Marian University. Mr. Nelson graduated and received his MBA from Fordham University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners, a real estate investment company. He is an owner in several other Miller-Valentine entities. He is currently a member of the board of WDPR Public Radio. He is formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider was also a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale retired in 2012 as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. She is currently a board member of the U.S. Endowment for Forestry and Communities (since November 2013) and rejoined the board of the Land Trust Alliance in June 2013. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Advisory Council of the National Zoological

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Park, the Governor’s Science Advisory Council (Illinois) and the Nancy Ryerson Ranney Leadership Grants Program. She has been a member of the Boards of Brushwood Center and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone is currently on the Board of Directors of the CBOE Global Markets, Inc. (formerly, CBOE Holdings, Inc.), having previously served on the Boards of the Chicago Board Options Exchange and C2 Options Exchange, Incorporated. Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. She has also served as the Chair of the New York Racing Association Oversight Board, as a Commissioner on the New York Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Terence J. Toth

Mr. Toth is a Co-Founding Partner of Promus Capital (since 2008). From 2012 to 2016, he was a Director of LogicMark LLC. From 2008 to 2013, he was a Director of Legal & General Investment Management America, Inc. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of Chicago Fellowship, Fulcrum IT Service, LLC (since 2010), Quality Control Corporation (since 2012) and the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its Investment Committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his M.B.A. from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Margaret L. Wolff

Ms. Wolff retired from Skadden, Arps, Slate, Meagher & Flom LLP in 2014 after more than 30 years of providing client service in the Mergers & Acquisitions Group. During her legal career, Ms. Wolff devoted significant time to advising boards and senior management on U.S. and international corporate, securities, regulatory and strategic matters, including governance, shareholder, fiduciary, operational and management issues. Since 2013, she has been a Board member of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each of which is a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.). Ms. Wolff has been a trustee of New York-Presbyterian Hospital since 2005 and, since 2004, she has served as a trustee of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults) where she currently is the Chair. From 2005 to 2015, she was a trustee of Mt. Holyoke College and served as Vice Chair of the Board from 2011 to 2015. Ms. Wolff received her Bachelor of Arts from Mt. Holyoke College and her Juris Doctor from Case Western Reserve University School of Law.

Robert L. Young

Mr. Young has more than 30 years of experience in the investment management industry. From 1997 to 2017, he held various positions with J.P. Morgan Investment Management Inc. (“J.P. Morgan Investment”) and its affiliates (collectively, “J.P. Morgan”). Most recently, he served as Chief Operating Officer and Director of J.P. Morgan Investment (from 2010 to 2016) and as President and Principal Executive Officer of the J.P. Morgan Funds (from 2013 to 2016). As Chief Operating Officer of J.P. Morgan Investment, Mr. Young led service, administration and business platform support activities for J.P. Morgan’s domestic retail mutual fund and

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institutional commingled and separate account businesses, and co-led these activities for J.P. Morgan’s global retail and institutional investment management businesses. As President of the J.P. Morgan Funds, Mr. Young interacted with various service providers to these funds, facilitated the relationship between such funds and their boards, and was directly involved in establishing board agendas, addressing regulatory matters, and establishing policies and procedures. Before joining J.P. Morgan, Mr. Young, a former Certified Public Accountant (CPA), was a Senior Manager (Audit) with Deloitte & Touche LLP (formerly, Touche Ross LLP), where he was employed from 1985 to 1996. During his tenure there, he actively participated in creating, and ultimately led, the firm’s midwestern mutual fund practice. Mr. Young holds a Bachelor of Business Administration degree in Accounting from the University of Dayton and, from 2008 to 2011, he served on the Investment Committee of its Board of Trustees.

Independent Chairman

The trustees have elected William J. Schneider as the independent Chairman of the Board of Trustees. Specific responsibilities of the Chairman include (a) presiding at all meetings of the Board of Trustees and of the shareholders; (b) seeing that all orders and resolutions of the trustees are carried into effect; and (c) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Class I trustees will serve until the 2019 annual meeting of shareholders; Class II trustees will serve until the 2020 annual meeting of shareholders; and Class III trustees will serve until the 2021 annual meeting of shareholders. As each trustee’s term expires, shareholders will be asked to elect trustees and such trustees shall be elected for a term expiring at the time of the third succeeding annual meeting subsequent to their election or thereafter in each case when their respective successors are duly elected and qualified. These provisions could delay for up to two years the replacement of a majority of the Board of Trustees. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus.

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Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2017:

	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustees in Nuveen Family Investment Companies
Margo L. Cook(1)	None	Over $100,000

Jack B. Evans	None	Over $100,000

William C. Hunter	None	Over $100,000

Albin F. Moschner	None	Over $100,000

John K. Nelson	None	Over $100,000

William J. Schneider	None	Over $100,000

Judith M. Stockdale	None	Over $100,000

Carole E. Stone	None	Over $100,000

Terence J. Toth	None	Over $100,000

Margaret L. Wolff	None	Over $100,000

Robert L. Young	None	$50,001-$100,000

As of April 30, 2018 no trustee who is not an interested person of the Fund or any of his or her immediate family members owns beneficially or of record, any security issued by Nuveen Fund Advisors, Teachers Advisors, Nuveen, the Fund’s principal underwriter or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Nuveen Fund Advisors, Teachers Advisors, Nuveen or the Fund’s principal underwriter.

As of April 30, 2018, the officers and trustees of the Fund, in the aggregate, own no shares of the Fund’s equity securities.

Compensation

The following table shows, for each independent trustee, (1) the estimated aggregate compensation to be paid by the Fund projected during the Fund’s fiscal year after commencement of operation, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each trustee by the Nuveen Funds during the calendar year ended December 31, 2017. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen serve without any compensation from the Fund. The Fund has a deferred compensation plan (the “Plan”) that permits any trustee who is not an “interested person” of the Fund to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Plan.

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	Aggregate Compensation from Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation from Fund and Fund Complex(3)
Jack B. Evans	$211	—	$352,156

William C. Hunter	216	—	337,875

Albin F. Moschner	200	—	318,125

John K. Nelson	227	—	366,125

William J. Schneider	244	—	420,018

Judith M. Stockdale	203	—	329,708

Carole E. Stone	208	—	358,638

Terence J. Toth	205	—	355,825

Margaret L. Wolff	200	—	329,503

Robert L. Young(4)	195	—	82,707

(1)	Proposed on the estimated aggregate compensation to be earned on the independent trustees for the period ending December 31, 2018, representing the Fund’s first fiscal year, for services to the Fund.
(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2017 for services to the Nuveen open-end and closed-end funds. Because the funds in the Nuveen fund complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. All trustees, except Robert L. Young, currently serve as trustee of 171 registered investment companies advised by Nuveen Fund Advisors.

(4)

Mr. Young joined the Board effective July 1, 2017. He was appointed as a director or trustee, as the case may be, of each of the Nuveen Funds except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.

Effective January 1, 2018, Independent trustees receive a $185,000 annual retainer, increased from $177,500 as of January 1, 2017, increased from $170,000 as of January 1, 2016, plus (a) a fee of $6,000 per day, increased from $5,750 per day as of January 1, 2017, for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board Meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Closed-End Funds Committee meetings where in-person

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attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $80,000, increased to $90,000 as of January 1, 2018, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Closed-End Funds Committee and the Nominating and Governance Committee receive $12,500 each as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund. In certain instances fees and expenses will be allocated only to those Nuveen Funds that are discussed at a given meeting.

The Fund has no employees. Its officers are compensated by Nuveen or its affiliates.

INVESTMENT ADVISER

Nuveen Fund Advisors will be responsible for determining the Fund’s overall investment strategy and its implementation, including the Fund’s use of leverage and ongoing monitoring of Teachers Advisors . Nuveen Fund Advisors also is responsible for managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. For additional information regarding the management services performed by Nuveen Fund Advisors and further information about the Investment Management Agreement between the Fund and Nuveen Fund Advisors, see “Management of the Fund” in the Prospectus.

Nuveen Fund Advisors is an indirect subsidiary of Nuveen, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). TIAA is a life insurance company founded in 1918 by the Carnegie Foundation for the Advancement of Teaching and is the companion organization of College Retirement Equities Fund. As of March 31, 2018, Nuveen managed approximately $967 billion in assets, of which approximately $139 billion was managed by Nuveen Fund Advisors.

Pursuant to the Investment Management Agreement, the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by Nuveen Fund Advisors. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all Nuveen Fund assets managed by Nuveen Fund Advisors, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

Unless earlier terminated as described below, the Fund’s Investment Management Agreement with Nuveen Fund Advisors will remain in effect until August 1, 2019. The Investment Management Agreement continues in effect from year to year so long as such continuation is approved at least annually by (i) the Board of Trustees or the vote of a majority of the outstanding voting securities of the Fund and (ii) a majority of the trustees who are not interested persons of any party to the Investment Management Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement may be terminated at any time, without penalty, by either the Fund or Nuveen Fund Advisors upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Nuveen Fund Advisors has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. As of the date of this SAI, Nuveen Fund Advisors owned

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100% of the Common Shares. Nuveen Fund Advisors may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the offering of Common Shares.

SUBADVISER

Teachers Advisors, LLC, located at 730 Third Avenue, 21st Floor, New York, NY 10017-3206, serves as the Fund’s sub-adviser, pursuant to a sub-advisory agreement between Nuveen Fund Advisors and Teachers Advisors (the “Sub-Advisory Agreement”). Teachers Advisors, a registered investment adviser, commenced operations in 1993 and had approximately $136 billion in assets under management as of April 30, 2018. Teachers Advisors is an indirect wholly-owned subsidiary of Nuveen. Teachers Advisors oversees day-to-day investment operations of the Fund. Pursuant to the Sub-Advisory Agreement, Teachers Advisors will be compensated for the services it provides to the Fund with a portion of the management fee Nuveen Fund Advisors receives from the Fund. Nuveen Fund Advisors and Teachers Advisors retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

Pursuant to the Sub-Advisory Agreement between Nuveen Fund Advisors and Teachers Advisors, Nuveen Fund Advisors will pay Teachers Advisors a portfolio management fee equal to 50% of the investment management fee paid on the Fund’s average daily Managed Assets.

Portfolio Managers. Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. Anupam Damani (a “Portfolio Manager”) is Lead Portfolio Manager and a managing director and portfolio manager for the TIAA organization. Ms. Damani is responsible for managing international fixed income in sovereign credit, interest rate, and currency markets. She is the lead portfolio manager on the Emerging Markets Local Currency strategy, Emerging Markets High Yield strategy, and International Bond strategy. She is the co-portfolio manager for emerging markets debt blended investment strategies, including the TIAA-CREF Emerging Markets Debt strategy and the Emerging Market Debt portfolio for the General Account. She is also the sector portfolio manager for emerging and developed market sovereign exposures within TIAA multi-sector total return strategies. Previously, Ms. Damani was the sovereign research analyst for Central and Eastern Europe, Middle East and Africa regions, lead emerging markets debt trader, and portfolio manager for Eurozone Debt. She joined TIAA in 2005. Ms. Damani has over 22 years of investment experience. Prior to joining TIAA, she was a portfolio manager and trader for emerging markets debt portfolios at Citigroup for over nine years.

Katherine Renfrew (a “Portfolio Manager”) is Co-Portfolio Manager and a managing director and portfolio manager for the TIAA organization. Ms. Renfrew co-manages TIAA’s Global Asset Management’s Emerging Markets Debt investment strategy and the emerging markets debt portfolios for TIAA’s General Account and for its actively managed total return funds. She is the lead portfolio manager for blended emerging markets debt strategies as well as sector specialist portfolio manager for all Emerging Markets Corporates and Quasi-Sovereigns and also for all Developed Markets Quasi-Sovereigns (excluding U.S. and Canada). From 2005-2013, she served as portfolio manager for the Emerging Markets Debt strategy with responsibility for Sovereigns, Quasi-Sovereigns, and Corporates (both hard and local currency). Prior to this role from 2001 to 2005, she was the South American regional analyst and trader as well as the portfolio manager for TIAA’s Eastern Europe, Middle East and Africa (EMEA) regions. From 1998 to 2001, she was TIAA’s Asian and EMEA regional analyst and trader. Before joining the Emerging Markets team, she was a member of TIAA’s Structured Finance team in which she analyzed and invested in a variety of asset-backed securitization products. She joined TIAA in 1997. Ms. Renfrew has 24 years of investment experience, including her role as a fixed-income securities analyst at MONY Capital Management.

John Espinosa (a “Portfolio Manager”) is Co-Portfolio Manager and a managing director and the Head of Global Sovereign & Emerging Markets Research for the TIAA organization. Mr. Espinosa is responsible for

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managing the organization’s global sovereign, rates/foreign currency, and emerging market corporate fixed income analysts. He is also the lead analyst for covering sovereigns and local markets in CIS, Africa, and the Middle East, and serves as Co-Portfolio Manager for the TIAA-CREF International Bond Fund. Mr. Espinosa was previously the lead Emerging Markets analyst for Asian fixed income markets, and covered corporate debt in the EMEA region. He has also managed the organization’s Municipal Finance Research team. Mr. Espinosa joined the TIAA-CREF organization in 2004 as a quantitative analyst and associate portfolio manager for the CREF Bond Total Return group, where he managed the Supranational, Agency and Sovereign sectors. He has 14 years of industry experience including a position in the equity operations area of Nomura Securities International. Mr. Espinosa was selected for The Asset Magazine’s “Most Astute Asian G3 Bond Investors” list for seven consecutive years from 2008-2015, ranking number one in the US in 2011.

Other Accounts Managed. In addition to serving as a portfolio manager to the Fund, Ms. Damani is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of April 30, 2018 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	3	$650 million
Other Pooled Vehicles	1	$36 million
Other Accounts	0	$0

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)
Registered Investment Company	0	$0
Other Pooled Vehicles	0	$0
Other Accounts	0	$0

In addition to serving as a portfolio manager to the Fund, Ms. Renfrew is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of April 30, 2018 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	2	$389 million
Other Pooled Vehicles	1	$36 million
Other Accounts	0	$0

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)
Registered Investment Company	0	$0
Other Pooled Vehicles	0	$0
Other Accounts	0	$0

In addition to serving as a portfolio manager to the Fund, Mr. Espinosa is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of April 30, 2018 unless otherwise indicated:

Type of Account Managed	Number of Accounts (Total)	Assets (Total)
Registered Investment Company	1	$261 million
Other Pooled Vehicles	0	$0
Other Accounts	0	$0

Type of Account Managed	Number of Accounts with Performance-based Fees	Assets (Accounts with Performance-based Fees)
Registered Investment Company	0	$0
Other Pooled Vehicles	0	$0
Other Accounts	0	$0

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Material Conflicts of Interest. Portfolio Managers of the Fund may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, including Teachers Advisors, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Teachers Advisors has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates, including Teachers Advisors, may be involved in certain investment opportunities that have the effect of restricting or limiting the Fund’s participation in such investment opportunities.

TIAA or its affiliates, including Teachers Advisors, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates, including Teachers Advisors, designed to comply with such restrictions. As a result, there may be periods, for example, when Teachers Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates, including Teachers Advisors, may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates, including Teachers Advisors, for the Fund and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Teachers Advisors, on behalf of the Fund or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Teachers Advisors, on behalf of the Fund or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Teachers Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made by Teachers Advisors or any of its affiliated investment advisers for Accounts due to differences in investment objective, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while the Fund maintained its position in that security, the market price of such security could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more funds or Accounts are invested in different parts of an issuer’s capital structure. For example, a fund (or an Account) could acquire debt obligations of a company while an Account (or a fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Teachers Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding fund (or Account) and the equity-holding Account (or fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holding fund (or Account) may be better served by a liquidation of an issuer in which they could be paid in full, while equity holding Account (or fund) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holder. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any

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such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Teachers Advisors may seek to avoid such conflicts, and, as a result, Teachers Advisors may choose not to make such investments on behalf of the Fund, which may adversely affect the Fund’s performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as the Fund, Teachers Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by the Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Teachers Advisors may aggregate orders of the Fund and Accounts, in each case consistent with Teachers Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and the Fund, Teachers Advisors may be perceived as causing the Fund or Account to participate in an aggregated transaction in order to increase Teachers Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Teachers Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of the Fund.

Teachers Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each fund and Account it advises fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Teachers Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that the Fund and Accounts are being treated fairly and equitably over time. For example, in allocating investment opportunities, a Portfolio Manager considers an Account’s or the Fund’s investment objective, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account and the Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account and the Fund receive a pro rata share. Portfolio Managers are also subject to restrictions on potentially inconsistent trading of single securities, although a Portfolio Manager may sell a single security short if the security is included in an Account’s or fund’s benchmark and the Portfolio Manager is underweight in that security relative to the applicable Account’s or fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Fund’s Portfolio Managers’ decisions for executing those trades are also monitored.

IPO Allocation. Teachers Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Fund and its other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

Compensation. Fixed-income Portfolio Managers are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings, which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a Portfolio Manager’s compensation is remunerated as: (i) a current year cash bonus; and (ii) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%)

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of the long-term award is based on the account(s) managed by the Portfolio Manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a Portfolio Manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error), in the denominator to generate risk adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Fund Shares Owned by Portfolio Managers. Because the Fund has not commenced operations, the Portfolio Managers did not own any securities of the Fund as of the date of this SAI.

Portfolio Managers	Dollar Range of Equity Securities Beneficially Owned in the Fund
Anupam Damani	None
Katherine Renfrew	None
John Espinosa	None

Code of Ethics

The Fund, Nuveen Fund Advisors, Nuveen, Teachers Advisors and other related entities have adopted codes of ethics under Rule 17j-1 under the 1940 Act that prohibit certain of their personnel, including the Fund’s Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to a code of ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, but only so long as such investments are made in accordance with a code’s requirements. Text-only versions of the codes of ethics of the Fund, Nuveen Fund Advisors and Teachers Advisors can be viewed online or downloaded from the EDGAR Database on the Securities and Exchange Commission’s internet web site at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 202-551-8090. In addition, copies of those codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the Securities and Exchange Commission’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests its assets primarily in debt securities, which generally do not issue proxies. However, the Fund may hold other types of securities that may issue proxies. The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

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PROXY VOTING POLICIES

The Fund has delegated authority to Nuveen Fund Advisors to vote proxies for securities held by the Fund, and Nuveen Fund Advisors has in turn delegated that responsibility to Teachers Advisors. Nuveen Fund Advisors’ proxy voting policy establishes minimum standards for the exercise of proxy voting authority by Teachers Advisors.

A member of the Fund’s management team is responsible for oversight of the Fund’s proxy voting process. With regard to equity securities, the Fund seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Fund believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

Teachers Advisors votes proxies in accordance with the Fund’s approved guidelines, articulated in the TIAA-CREF Proxy Voting Guidelines, attached as Appendix B to this SAI.

Teachers Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Proxy Voting Guidelines, these professionals then vote in a manner intended solely to advance the best interests of the Fund’s shareholders.

The Fund, Nuveen Fund Advisors and Teachers Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) a clear separation of proxy voting functions from external client relationship and sales functions and (ii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Teachers Advisors’ proxy voting professionals, or a Trustee or senior executive of the Fund, Nuveen Fund Advisors, Teachers Advisors or any of their affiliates) by Teachers Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Fund’s proxy voting (e.g., Teachers Advisors’ proxy voting professionals or a Trustee or senior executive of the Fund, Nuveen Fund Advisors, Teachers Advisors’ or any of their respective affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

Voted Proxies. Information regarding how the Fund voted proxies (for periods subsequent to the Fund commencing operations) relating to portfolio securities during the most recent 12-month period ending June 30 (or any lesser period of time ending June 30 if the Fund has not been operating for that long) of each year is available starting August 31 of that year without charge, upon request, by calling toll free (800) 257-8787 or by accessing the SEC’s website at http://www.sec.gov. This reference to the website does not incorporate the contents of the website in the Prospectus or the SAI.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board, Teachers Advisors is primarily responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. Commissions are negotiated with broker/dealers on all transactions.

Pursuant to the Investment Management Agreement and the Subadvisory Agreement, each of Nuveen Fund Advisors and Teachers Advisors is authorized to place orders pursuant to its investment determinations for

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the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of Nuveen Fund Advisors and Teachers Advisors in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) to the Fund and/or the other accounts over which Nuveen Fund Advisors or its affiliates exercise investment discretion. Nuveen Fund Advisors and Teachers Advisors are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Nuveen Fund Advisors or Teachers Advisors, as applicable, determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists Nuveen Fund Advisors or Teachers Advisors in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to Nuveen Fund Advisors or Teachers Advisors in the investment decision making process may be paid in commission dollars. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that Nuveen Fund Advisors or Teachers Advisors, as applicable, and its affiliates have with respect to accounts over which they exercise investment discretion. Nuveen Fund Advisors or Teachers Advisors may also have arrangements with brokers pursuant to which such brokers provide research services to Nuveen Fund Advisors or Teachers Advisors, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the Fund’s costs, Nuveen Fund Advisors and Teachers Advisors do not believe that the receipt of such brokerage and research services significantly reduces the expenses of Nuveen Fund Advisors or Teachers Advisors, as applicable. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to Nuveen Fund Advisors or Teachers Advisors by brokers that effect securities transactions for the Fund may be used by Nuveen Fund Advisors or Teachers Advisors, as applicable, in servicing other investment companies and accounts which it manages. Similarly, research services furnished to Nuveen Fund Advisors or Teachers Advisors by brokers who effect securities transactions for other investment companies and accounts which Nuveen Fund Advisors or Teachers Advisors manages may be used by Nuveen Fund Advisors or Teachers Advisors, as applicable, in servicing the Fund. Not all of these research services are used by Nuveen Fund Advisors or Teachers Advisors in managing any particular account, including the Fund.

The Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate.

In certain instances there may be securities that are suitable as an investment for the Fund as well as for one or more of Nuveen Fund Advisors’ or Teachers Advisors’ other clients. Investment decisions for the Fund and for Nuveen Fund Advisors’ or Teachers Advisors’ other clients are made with a view to achieving their respective investment objective. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objective of more than one client. When two or

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more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the Fund. When purchases or sales of the same security for the Fund and for other portfolios managed by Nuveen Fund Advisors or Teachers Advisors, as applicable, occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

Although the Fund does not have any restrictions on portfolio turnover, it is not the Fund’s policy to engage in transactions with the objective of seeking profits from short-term trading. Although the Fund cannot predict its annual portfolio turnover rate, it is generally not expected to exceed 100% under normal circumstances. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater transaction costs than a lower rate, which costs are borne by the Fund and its shareholders.

DESCRIPTION OF SHARES AND DEBT

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $.01 per share and have equal rights to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed under “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus, non-assessable, and will have no preemptive or conversion rights, except as the Board of Trustees may otherwise determine, or rights to cumulative voting. The Declaration provides that each whole Common Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Common Share shall be entitled to a proportionate fractional vote. If the Fund issues Preferred Shares, the Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions. See “—Preferred Shares” below.

The Fund’s Common Shares have been approved for listing on the NYSE, under the ticker symbol “JEMX.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Proceeds from the sale of Common Shares in this offering will be reduced by 1.65% (the amount of the sales load as a percentage of the offering price), making the Fund’s NAV per Common Share equal to $9.835, before deducting offering expenses. NAV of the Fund and the NAV per Common Share are then further reduced by the amount of offering expenses paid by the Fund. Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.02 per Common Share. See “Use of Proceeds” in the Prospectus.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a Common Shareholder determines to buy additional Common Shares or sell shares already held, the Common Shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have, during some periods, traded at prices higher than NAV and, during other periods, have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the Fund’s control, the Fund cannot guarantee you that

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Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of Preferred Shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The terms of any Preferred Shares that may be issued by the Fund may be the same as, or different from, the terms described below, subject to applicable law and the Declaration. Based on current market conditions, the Fund does not intend to issue Preferred Shares within 12 months after the completion of this offering, but may do so if the Board of Trustees determines it to be in the best interests of Common Shareholders.

Distribution Preference. Any Preferred Shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of Preferred Shares would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund. A consolidation or merger of the Fund with or into any Massachusetts business trust or corporation or a sale of all or substantially all of the assets of the Fund shall not be deemed to be a liquidation, dissolution or winding up of the Fund.

Voting Rights. In connection with any issuance of Preferred Shares, the Fund must comply with Section 18(i) of the 1940 Act, which requires, among other things, that Preferred Shares be voting shares and have equal voting rights with Common Shares. Except as otherwise indicated in this SAI and except as otherwise required by applicable law, holders of Preferred Shares would vote together with Common Shareholders as a single class.

In connection with the election of the Fund’s trustees, holders of Preferred Shares, voting as a separate class, would be entitled to elect two of the Fund’s trustees, and the remaining trustees would be elected by Common Shareholders and holders of Preferred Shares, voting together as a single class. In addition, if at any time dividends on the Fund’s outstanding Preferred Shares would be unpaid in an amount equal to two full years’ dividends thereon, the holders of all outstanding Preferred Shares, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment.

The affirmative vote of the holders of a majority of the Fund’s outstanding Preferred Shares of any class or series, as the case may be, voting as a separate class, would be required to, among other things, (i) take certain actions that would affect the preferences, rights, or powers of such class or series or (ii) authorize or issue any class or series ranking prior to the Preferred Shares. Except as may otherwise be required by law, (i) the affirmative vote of the holders of at least two-thirds of the Fund’s Preferred Shares outstanding at the time, voting as a separate class, would be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (ii) the affirmative vote of the holders of at least two-thirds of the outstanding Preferred Shares, voting as a separate class, would be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares; provided however, that such separate class vote would be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-laws. The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, would be required to approve any action not described in the preceding sentence requiring a vote of

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security holders under Section 13(a) of the 1940 Act including, among other things, changes in the Fund’s investment objective or changes in the investment restrictions described as fundamental policies under “Investment Restrictions” in this SAI. The class or series vote of holders of Preferred Shares described above would in each case be in addition to any separate vote of the requisite percentage of Common Shares and Preferred Shares necessary to authorize the action in question.

The foregoing voting provisions would not apply with respect to the Fund’s Preferred Shares if, at or prior to the time when a vote was required, such shares would have been (i) redeemed or (ii) called for redemption and sufficient funds would have been deposited in trust to effect such redemption.

Redemption, Purchase and Sale of Preferred Shares. The terms of the Preferred Shares may provide that they are redeemable by the Fund at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends, that the Fund may tender for or purchase Preferred Shares and that the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund would reduce the leverage applicable to Common Shares, while any resale of such shares by the Fund would increase such leverage.

In the event of any issuance of Preferred Shares, the Fund likely would apply for ratings from an NRSRO. In such event, as long as Preferred Shares are outstanding, the composition of the Fund’s portfolio would reflect guidelines established by such NRSRO. Based on previous guidelines established by such NRSROs for the securities of other issuers, the Fund anticipates that the guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. However, at this time, no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any Preferred Shares.

For more information, see “Description of Shares and Debt—Preferred Shares” in the Prospectus.

Senior Securities Representing Indebtedness

The Fund’s Declaration authorizes the Fund, without approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such debt by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after issuing any such senior securities representing indebtedness, must have an “asset coverage” of at least 300%. See “Leverage” in the Prospectus. Certain types of debt may result in the Fund being subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act. For more information, see “Description of Shares and Debt—Senior Securities Representing Indebtedness” in the Prospectus.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, dividend stability, relative demand for and supply of such shares in the market, general market and economic circumstances and other factors. Because shares of closed-end investment companies frequently may trade at prices lower than NAV the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions,

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the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

Notwithstanding the foregoing, at any time, should the Fund incur any borrowings, the Fund may not purchase, redeem or acquire any of its Common Shares or Preferred Shares unless at the time of such purchase, redemption, or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of such Common or Preferred Shares) is at least 300% of the principal amount of such borrowings. In addition, if the Fund has Preferred Shares outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (i) all accrued Preferred Shares dividends have been paid and (ii) at the time of such purchase, redemption or acquisition, the NAV of the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the NAV of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the 1934 Act and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board of Trustees at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (i) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE or other exchange on which the Common Shares are traded, or (b) impair the Fund’s status as a RIC under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (ii) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (iii) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Common Shares and Preferred Shares, if issued in the future, outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Preferred Shares, if issued in the future, outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-laws. See “Certain Provisions in the Declaration of Trust and By-Laws” in the Prospectus for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Common Shares would no longer be listed on the NYSE or such other exchange and it would likely have to significantly

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reduce any leverage it is then employing, which may require a repositioning of its investment portfolio, which may in turn generate substantial transaction costs, which would be borne by Common Shareholders, and may adversely affect Fund performance and Fund distributions. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge, if any, as might be in effect at the time of redemption The Fund currently expects that any such redemptions would be made in cash. The Fund may charge sales or redemption fees upon conversion to an open-end fund. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon its judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below NAV would result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV would result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at NAV from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Common Shares trade below NAV, the Board of Trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of the Common Shares. Because tax laws are complex and often change, you should consult your tax advisor about the tax consequences of an investment in the Fund. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation that may be relevant to Common Shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. Common Shareholder (as defined below) and that you hold your shares as a capital asset (generally, for investment). A U.S. Common Shareholder means a person (other than a partnership) that is for U.S. federal income tax purposes (i) an individual citizen or resident of the United States, (ii) a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source or (iv) a trust if it (1) is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable United States Treasury regulations to be treated as a United States person.

This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. We have not sought and will not seek any ruling from the IRS regarding any matters discussed herein. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position

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contrary to those set forth below. Prospective investors should consult their own tax advisers with regard to the U.S. federal tax consequences of the purchase, ownership, or disposition of Common Shares, as well as the tax consequences arising under the laws of any state, local, foreign, or other taxing jurisdiction.

The discussion below does not represent a detailed description of the U.S. federal income tax considerations relevant to special classes of taxpayers including, without limitation, financial institutions, insurance companies, taxpayers subject to the alternative minimum tax, a partnership or other pass-through entity for U.S. federal income tax purposes, U.S. Common Shareholders whose “functional currency” is not the U.S. dollar, tax-exempt organizations, a controlled foreign corporation or a passive foreign investment company, dealers in securities or currencies, traders in securities or commodities that elect mark-to-market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes.

If a partnership (or any other entity treated as a partnership for U.S. federal income tax purposes) holds Common Shares, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. Partnerships that hold Common Shares should consult their tax advisors about the U.S. federal income tax considerations to their partners of the purchase, ownership and disposition of Common Shares.

The Fund intends to elect to be treated and to qualify each year as a RIC under the Code. To qualify as a RIC, the Fund must, among other things, derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income derived from an interest in a qualified publicly traded partnership. A “qualified publicly traded partnership” is a publicly traded partnership that meets certain requirements with respect to the nature of its income. To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must, at the close of each quarter of the taxable year, diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. Finally, to qualify for treatment as a RIC, the Fund must distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, income from the interests in certain qualified publicly traded partnerships, and net short-term capital gains in excess of net long-term capital losses) each taxable year. If the Fund failed to meet the asset diversification test described above with respect to any quarter, the Fund would nevertheless be considered to have satisfied the requirements for such quarter if the Fund cured such failure within 6 months and either (i) such failure was de minimis or (ii) (a) such failure was due to reasonable cause and not due to willful neglect and (b) the Fund reported the failure under Treasury regulations to be adopted and paid an excise tax.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. If the Fund retains any net capital gain or investment company taxable income, it may be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may report the retained amount as undistributed capital gains as part of its annual reporting to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S.

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federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of Common Shares owned by a Common Shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the Common Shareholder under clause (ii) of the preceding sentence. The Fund intends to distribute to its Common Shareholders at least annually that portion of its investment company taxable income and any gains necessary to maintain its qualification as a RIC.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years.

A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the Fund failed to qualify as a RIC or failed to satisfy the 90% distribution requirement in any taxable year, and was unable to cure such failure, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary dividends. Such distributions generally would be eligible (i) to be treated as “qualified dividend income” (as defined below) in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction (“DRD”) in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC. The Board of Trustees reserves the right not to maintain the qualification of the Fund as a RIC if it determines such course of action to be beneficial to Common Shareholders.

Distributions

Distributions of the Fund’s net capital gain (“capital gain distributions”), if any, are taxable to shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund’s net realized short-term capital gains will be taxable as ordinary income. The maximum long-term capital gain tax rate applicable to individuals is 20%. No assurance can be given as to what percentage of the distributions paid on the Common Shares, if any, will consist of long-term capital gains or what the tax rates on various types of income will be in future years.

If, for any calendar year, the Fund’s total distributions exceed the Fund’s current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each shareholder (up to the amount of the shareholder’s basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the shareholder’s adjusted basis in his or her Common Shares, thereby increasing the potential gain or reducing the potential loss on the subsequent sale or other disposition of the Common Shares.

Because of the Fund’s investment objectives, it does not expect to distribute dividends eligible for qualified dividend income treatment or the dividends received deduction.

An additional tax at a rate of 3.8% applies to some or all of the net investment income of certain non-corporate taxpayers. For this purpose, “net investment income” includes interest, dividends (including dividends paid with respect to Common Shares), annuities, royalties, rent, net gain attributable to the disposition of

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property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of Common Shares) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Exempt-interest dividends paid by the Fund, if any, will not be subject to this tax. Shareholders are advised to consult their own tax advisors regarding the taxation of net investment income.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, if the Fund issues Preferred Shares, it intends to allocate capital gain dividends, if any, between its Common Shares and Preferred Shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Distributions in excess of the Fund’s current and accumulated earnings and profits, if any, however, will not be allocated proportionately among the Common Shares and Preferred Shares. Since the Fund’s current and accumulated earnings and profits in the event of the issuance of Preferred Shares will first be used to pay dividends on the Preferred Shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to Common Shareholders.

Sale, Exchange or Liquidation of Fund Shares

Upon the sale or other disposition of shares of the Fund, including in connection with the Fund’s final distribution to shareholders on or about the Termination Date, a shareholder normally will realize a capital gain or loss in an amount equal to the difference between the U.S. Common Shareholder’s adjusted tax basis in the shares and the amount realized from the sale or other disposition. A U.S. Common Shareholder’s adjusted tax basis in the shares generally will be the purchase price paid in this offering, increased or decreased, as appropriate, as described elsewhere in this disclosure. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year, and short-term gain or loss otherwise.

Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (including net capital gain retained by the Fund but deemed distributed to shareholders) with respect to such shares.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate DRD as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely alter the characterization of certain complex financial transactions, and (viii) produce income that will not qualify as good income for purposes of the income requirement that applies to a RIC. The Fund may, but is not required to, make certain tax elections in order to mitigate the effect of these provisions.

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The Fund’s investments in custom OTC options (or in options with respect to individual stocks) generally will be treated as equity options governed by Section 1234 of the Code. Under that section, if the Fund’s position in a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction with respect to a written option, the difference between the premium received and the amount paid to close out its position is short-term capital gain or loss. If an option written by the Fund is cash settled, any resulting gain or loss will be short-term. Any gain or loss resulting from sale of the option will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If a put option written by the Fund is exercised and physically settled, the premium received is treated as a reduction in the amount paid to acquire the underlying securities, increasing the gain or decreasing the loss to be realized by the Fund upon sale of the securities. If a call option written by the Fund is exercised and physically settled, the premium received is included in the sale proceeds, increasing the gain or decreasing the loss realized by the Fund at the time of option exercise.

If the Fund invests in options that qualify as “section 1256 contracts,” Section 1256 of the Code generally requires any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally would be required to “mark to market” (i.e., treat as sold for fair market value) each such outstanding option position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold or closed out in a subsequent year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. In addition to most exchange traded index options, section 1256 contracts under the Code include certain other options contracts, certain regulated futures contracts, and certain other financial contracts. It cannot be predicted whether the Fund will invest to any significant extent in section 1256 contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. Under certain circumstances, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code imposes constructive sale treatment for U.S. federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

Investment by the Fund in PFICs could subject the Fund to U.S. federal income tax (including interest charges) on distributions received from such a company or on the proceeds from the sale of its investment in

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such a company. A “passive foreign investment company” is any foreign corporation: (i) 75% or more of the income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Passive income for this purpose does not include rents and royalties received by the foreign corporation from active businesses and certain income received from related persons. The tax on PFIC distributions and the sale of interests in PFICs cannot be eliminated by making distributions to Fund shareholders; however, it can be avoided by making an election to mark such investments to market annually (treating gains as ordinary income) or to treat the PFIC as a “qualified electing fund” (a “QEF election”). In this case, the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. The Fund may not be able to make a QEF election due to the difficulty of satisfying the requirements of QEF elections. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

The Fund may be subject to foreign withholding or other taxes with respect to income from foreign securities, which could reduce the amount of the Fund’s distributions. Shareholders may be able to claim a credit or deduction for foreign taxes if more than 50% of the Fund’s assets are invested in foreign securities at the end of a fiscal year and the Fund makes an election to pass through to the shareholders their pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to the shareholders than it actually distributes. The shareholders will then be entitled either to deduct their share of these taxes in computing their taxable income or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the shareholders with the information necessary to claim this deduction or credit on their personal income tax return if the Fund makes this election.

Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to a RIC under the Code. The Fund’s investment program and the tax treatment of Fund distributions may be affected by the IRS interpretations of the Code and future changes in tax laws and regulations.

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Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The withholding percentage is currently 24%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the required information is timely furnished to the IRS.

Foreign Shareholders

U.S. taxation of a shareholder who is not a U.S. Common Shareholder (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Fund shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A partnership holding Fund shares should consult its tax advisors with respect to the purchase, ownership and disposition of Fund shares and the relevant U.S. federal income tax considerations to its partners.

Income not Effectively Connected

If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of investment company taxable income will be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. Distributions which are reported by the Fund as “interest-related dividends” or “short-term capital gain dividends” are currently exempt from the 30% withholding tax. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements.

Distributions of capital gain dividends (including any amounts retained by the Fund which are reported as undistributed capital gains) and gains recognized on the sale or other disposition of our common stock will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the foreign shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. See “Tax Matters—Backup Withholding.”

Income Effectively Connected

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders also may be subject to the branch profits tax imposed by the Code.

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The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

FATCA Reporting and Withholding Requirements

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold a 30% tax on the following payments or distributions made by the Fund to certain foreign entities, referred to as FFIs (defined below) or NFFEs (also defined below), that fail to meet prescribed information reporting or certification requirements: (a) ordinary dividends and (b) after December 31, 2018, certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares. In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9, W-8BEN or W-8BEN-E, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to the Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA may be subject to different requirements provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Foreign shareholders are encouraged to consult with their tax advisers regarding the possible implications of these requirements on their investment in Fund shares.

THE FOREGOING DISCUSSION IS A SUMMARY ONLY AND IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING. PURCHASERS OF COMMON SHARES SHOULD CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF INVESTING IN SUCH COMMON SHARES, INCLUDING UNDER STATE, LOCAL AND OTHER TAX LAWS. FINALLY, THE FOREGOING DISCUSSION IS BASED ON APPLICABLE PROVISIONS OF THE CODE, REGULATIONS, JUDICIAL AUTHORITY AND ADMINISTRATIVE INTERPRETATIONS IN EFFECT ON THE DATE HEREOF. CHANGES IN APPLICABLE AUTHORITY COULD MATERIALLY AFFECT THE CONCLUSIONS DISCUSSED ABOVE, AND SUCH CHANGES OFTEN OCCUR.

EXPERTS

The Financial Statements of the Fund are audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and will be included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. KPMG LLP provides assistance on accounting, tax and related matters to the Fund. The principal business address of KPMG LLP is 200 East Randolph Drive, Suite 5500, Chicago, Illinois 60601.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets, including all foreign assets, of the Fund is State Street Bank and Trust Company (the “Custodian”), One Lincoln Street, Boston, Massachusetts 02111. The custodian performs custodial, fund accounting and portfolio accounting services. The Custodian may place and maintain the Fund’s foreign securities with foreign banking institution subcustodians employed by the Custodian or foreign securities

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depositories, all in accordance with the applicable provisions of the Fund’s custody agreement. The Fund’s transfer, shareholder services and dividend paying agent is Computershare Inc. and Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC in Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC or on the SEC’s website at http://www.sec.gov.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of

Nuveen Emerging Markets Debt 2025 Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Emerging Markets Debt 2025 Term Fund (the “Fund”), as of June 6, 2018 and the related statement of operations for the period from April 11, 2018 (date of organization) through June 6, 2018. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 6, 2018 and the results of its operations for the period from April 11, 2018 (date of organization) through June 6, 2018, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Nuveen investment companies since 2014.

Chicago, Illinois

June 8, 2018

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FINANCIAL STATEMENTS

Nuveen Emerging Markets Debt 2025 Term Fund

Statement of Assets and Liabilities

June 6, 2018

Assets:
Cash	$100,317
Deferred offering costs	300,000
Receivable from Adviser	16,000

Total assets	416,317

Liabilities:
Payable for offering costs	300,000
Payable for organization expenses	16,000

Total liabilities	316,000

Net assets applicable to Common shares	$100,317

Common shares outstanding	10,200

Net asset value per Common share outstanding ($100,317 divided by 10,200 Common shares outstanding)	$9.835

Net assets consist of:
Common shares, $.01 par value; unlimited number of Common shares authorized, 10,200 Common shares outstanding	$102
Paid-in surplus	100,215

Net assets applicable to Common shares	$100,317

See accompanying Notes to Financial Statements.

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Nuveen Emerging Markets Debt 2025 Term Fund

Statement of Operations

For the period from April 11, 2018 (date of organization) through June 6, 2018

Investment income	$—

Expenses:
Organization expenses	16,000
Expense reimbursement	(16,000)

Total expenses	—

Net investment income	$—

See accompanying Notes to Financial Statements.

Notes to Financial Statements

(1) The Fund

Nuveen Emerging Markets Debt 2025 Term Fund (the “Fund”) was organized as a Massachusetts business trust on April 11, 2018. The Fund has been inactive since that date except for matters relating to its organization and registration as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and the sale of 10,200 shares to Nuveen Fund Advisors, LLC (“Nuveen Fund Advisors”), the Fund’s investment adviser, an indirect subsidiary of Nuveen, LLC (“Nuveen”), the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”).

The Fund’s investment objective is to provide a high level of current income and total return.

On or about December 1, 2025, the Fund intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and distribute all its liquidated net assets to commons shareholders of record.

(2) Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

(3) Organization Expenses and Offering Costs

Nuveen Fund Advisors has agreed to (i) reimburse all organization expenses of the Fund (approximately $16,000) and (ii) pay the amount by which the Fund’s offering costs (other than the sales load) exceed $0.02 per

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Common share. Based on an estimated offering size of $150,000,000 (approximately 15,000,000 Common shares), the Fund would pay a maximum of $300,000 of offering costs and Nuveen Fund Advisors would pay all offering costs in excess of $300,000, which is currently estimated to be $515,000. The Fund’s portion of the offering costs will be recorded as a reduction of the proceeds from the sale of the Common shares upon commencement of Fund operations.

(4) Investment Management Agreement

Nuveen Fund Advisors will be responsible for overseeing the Fund’s overall investment strategy and its implementation, including the use of leverage. Teachers Advisors LLC, an affiliate of Nuveen Fund Advisors and the Fund’s sub-adviser, will be responsible for the investing activities of the Fund.

The Fund has agreed to pay an annual management fee to Nuveen Fund Advisors, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below. Teachers Advisors LLC will be compensated for its services to the Fund from the management fee paid to Nuveen Fund Advisors.

Fund-Level Fee: The annual fund-level fee, payable monthly, shall be applied according to the following schedule:

Fund-Level Average Daily Managed Assets *	Fund-Level Fee Rate
For the first $500 million	0.9000%
For the next $250 million	0.8875
For managed assets over $750 million	0.8750

Complex-Level Fee: The annual complex-level fee for the Fund, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule, by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level *	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*

For the complex-level fees, managed assets include closed-end fund assets by Nuveen Fund Advisors that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining managed assets

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in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effect January 1, 2011.

(5) Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and therefore intends to distribute all or at least 90% of its net investment income. The Fund also intends to pay a distribution of net realized capital gains once per year.

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APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based in varying degrees, on S&P’s analysis of the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation; and

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-). The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Moody’s Investors Service, Inc.— A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

LONG-TERM OBLIGATION RATINGS

Moody’s long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa

Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1,2, and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

SHORT-TERM OBLIGATION RATINGS

Moody’s short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect the likelihood of a default on contractually promised payments. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc.— A brief description of the applicable Fitch Ratings, Inc. (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

LONG-TERM CREDIT RATINGS

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of a very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB

Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B

Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC

Substantial credit risk. Default is a real possibility.

CC

Very high levels of credit risk. Default of some kind appears probable.

C

Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c. Fitch Ratings otherwise believes a condition of ‘RD’ or ‘D’ to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

RD

Restricted default. ‘RD’ ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a. the selective payment default on a specific class or currency of debt;

b. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d. execution of a distressed debt exchange on one or more material financial obligations.

D

Default. ‘D’ ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term IDR category, or to Long-Term IDR categories below ‘B’.

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

SHORT-TERM OBLIGATION RATINGS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1

Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3

Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B

Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.

C

High short-term default risk. Default is a real possibility.

RD

Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D

Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

RATING WATCHES AND RATING OUTLOOKS

Rating Watch

Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g. shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook

Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Deciding When to Assign Rating Watch or Outlook

Timing is informative but not critical to the choice of a Watch rather than an Outlook. A discrete event that is largely clear and the terms of which are defined, but which will not happen for more than six months—such as a lengthy regulatory approval process—would nonetheless likely see ratings placed on Watch rather than a revision to the Outlook. An Outlook revision may, however, be deemed more appropriate where a series of potential event risks has been identified, none of which individually warrants a Watch but which cumulatively indicate heightened probability of a rating change over the following one to two years.

A revision to the Outlook may also be appropriate where a specific event has been identified, but where the conditions and implications of that event are largely unclear and subject to high execution risk over an extended period—for example a proposed, but politically controversial, privatization.

STANDARD RATING ACTIONS

Affirmed*

The rating has been reviewed and no change has been deemed necessary.

Confirmed

Action taken in response to an external request or change in terms. Rating has been reviewed in either context, and no rating change has been deemed necessary.

Downgrade*

The rating has been lowered in the scale.

Matured*/Paid-In-Full

a. ‘Matured’—This action is used when an issue has reached the end of its repayment term and rating coverage is discontinued. Denoted as ‘NR’.

b. ‘Paid-In-Full’—This action indicates that the issue has been paid in full. As the issue no longer exists, it is therefore no longer rated. Denoted as ‘PIF’.

New Rating*

Rating has been assigned to a previously unrated issue primarily used in cases of shelf issues such as MTNs or similar programs.

Prerefunded*

Assigned to long-term US Public Finance issues after Fitch assesses refunding escrow.

Publish*

Initial public announcement of rating on the agency’s website, although not necessarily the first rating assigned. This action denotes when a previously private rating is published.

Upgrade*

The rating has been raised in the scale.

Withdrawn*

The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

Rating Modifier Actions

Modifiers include Rating Outlook, Rating Watch, and Recovery Rating.

Rating Watch Maintained*

The issue or issuer has been reviewed and remains on active Rating Watch status.

Rating Watch On*

The issue or issuer has been placed on active Rating Watch status.

Rating Watch Revision*

Rating Watch status has changed.

Support Floor Rating Revision

Applicable only to Support ratings related to Financial Institutions, which are amended only with this action.

Under Review*

Applicable to ratings that may undergo a change in scale not related to changes in fundamental credit quality. Final action will be “Revision Rating”

Revision Outlook*

The Rating Outlook status has changed independent of a full review of the underlying rating.

*	A rating action must be recorded for each rating in a required cycle to be considered compliant with Fitch policy concerning aging of ratings. Not all Ratings or Data Actions, or changes in rating modifiers, will meet this requirement. Actions that meet this requirement are noted with an “ * “ in the above definitions.

Appendix B: Proxy Voting Guidelines

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

•

When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

•	When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders’ meeting.

Contested elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish specific board committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval; and

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•	Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory vote on compensation disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory votes on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachute proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for environmental and social issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global climate change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global labor standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s non-discrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate political influence:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

•

TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

•	TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

Nuveen Emerging Markets Debt 2025 Term Fund

Common Shares

STATEMENT OF ADDITIONAL INFORMATION

                 , 2018

PART C—OTHER INFORMATION

Item 25: Financial Statements and Exhibits

1.	Financial Statements:

Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act have been filed with this Pre-effective Amendment to the Registration Statement on Form N-2.

2.	Exhibits:

a	Declaration of Trust dated April 11, 2018. (1)

b.	By-laws of Registrant. (1)

c.	None.

d.	None.

e.	Terms and Conditions of the Automatic Dividend Reinvestment Plan. (1)

f.	None.

g.1	Investment Management Agreement dated , 2018. *

g.2	Sub-Advisory Agreement dated , 2018. *

h.1	Form of Underwriting Agreement. *

h.2	Specimen Dealer Letter Agreement. *

h.3	Specimen Nuveen Master Selected Dealer Agreement. *

h.4	Specimen Master Selected Dealers Agreement. *

h.5	Specimen Master Agreement Among Underwriters. *

h.6	Form of Structuring Fee Agreement. *

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees.

j.1	Amended and Restated Master Custodian Agreement between Registrant and State Street Bank and Trust Company dated July 15, 2015 (the “Custodian Agreement”).

j.2	Appendix A to Custodian Agreement dated July 15, 2015.

k.1	Transfer Agency and Service Agreement between Registrant and Computershare Inc. and Computershare Trust Company, N.A. dated June 15, 2017 (the “Transfer Agency Agreement”).

k.2	Schedule A to the Transfer Agency Agreement dated September 7, 2017. *

l.1	Opinion and Consent of Stradley Ronon Stevens & Young, LLP. *

l.2	Opinion and Consent of . *

m.	Not Applicable.

n.	Consent of KPMG LLP.

o.	None.

p.	Subscription Agreement of Nuveen Fund Advisors dated , 2018. *

q.	None.

r.1	Code of Ethics of Nuveen Investments.

r.2	Code of Ethics for the Independent Trustees of the Nuveen Funds.

s.	Powers of Attorney.

*	To be provided by amendment.
(1)	Filed on April 12, 2018 with Registrant’s Registration Statement on Form N-2 (File No. 333-224261) and incorporated herein by reference.

Item 26: Marketing Arrangements

Reference is made to the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement.

See Paragraph of the Specimen Dealer Letter Agreement filed as Exhibit h.2 to this Registration Statement.

See Sections      and      of the Specimen Nuveen Master Selected Dealer Agreement filed as Exhibit h.3 to this Registration Statement.

See                  of the Specimen                  Master Selected Dealers Agreement filed as Exhibit h.4 to this Registration Statement.

See the                  of the Specimen                  Master Agreement Among Underwriters filed as Exhibit h.5 to this Registration Statement.

Item 27: Other Expenses of Issuance and Distribution

Securities and Exchange Commission fees	$18,675
Financial Industry Regulatory Authority fees	$23,000
Promotion	$300,000
Printing and engraving expenses	$200,000
Legal Fees	$200,000
Exchange listing fees	$30,000
Audit	$30,000
Miscellaneous expenses	$13,325

Total	$815,000

Item 28: Persons Controlled by or under Common Control with Registrant

Not applicable.

Item 29: Number of Holders of Securities

At June 7, 2018:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	1

Item 30: Indemnification

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by the Mutual Fund Professional Liability policy in the aggregate amount of $70,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant and other Nuveen funds, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $1,000,000 deductible for operational failures and $1,000,000 deductible for all other claims.

Section      of the Form of Underwriting Agreement filed as Exhibit h.1 to this Registration Statement provides for each of the parties thereto, including the Registrant and the underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31: Business and Other Connections of Investment Adviser and Subadviser

(a) Nuveen Fund Advisors manages the Registrant and serves as investment adviser or manager to other open-end and closed-end management investment companies and to separately managed accounts. The principal business address for all of these investment companies and the persons named below is 333 West Wacker Drive, Chicago, Illinois 60606.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers of Nuveen Fund Advisors appears below:

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Michelle Beck, Executive Vice President	Executive Vice President (since 2017), formerly, Managing Director of Nuveen Alternative Investments, LLC; Chief Risk Officer (since June 2017), formerly, Senior Managing Director, Chief Risk Officer (since November 2016) of Teachers Advisors, LLC; Managing Director, Head of Risk Management, Nuveen Investments, Inc. (2010-2017).

Joseph T. Castro, Senior Managing Director	Senior Managing Director (since February 2017), Head of Compliance (since 2013) of Nuveen, LLC.

Anthony E. Ciccarone, Executive Vice President	Executive Vice President (since 2016), formerly, Managing Director (2015-2016) of Nuveen Securities, LLC; formerly, Executive Vice President (2016-2017), formerly, Managing Director (2015-2016) of Nuveen Investments, Inc.
Erik Mogavero, Managing Director and Chief Compliance Officer

Formerly employed by Deutsche Bank (2013- August 2017) as Managing Director, Head of Asset Management and Wealth Management Compliance for the Americas region and Chief Compliance Officer of Deutsche Investment Management Americas.

Name and Position with Nuveen Fund Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Austin P. Wachter, Managing Director and Controller

Managing Director and Controller (since April 2017) (formerly, Assistant Treasurer and Assistant Controller) of Nuveen Asset Management, LLC; Controller (since April 2017) of Nuveen Investments, Inc., Nuveen Alternative Investments, LLC, NWQ Investment Management Company, Nuveen Investments Advisers, LLC; Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC; Controller (since 2014) of Nuveen, LLC; Controller (since 2016) formerly, Vice President and Funds Treasurer (2014-2016) of Teachers Advisors, LLC; Controller (since 2016), formerly, Senior Director and Funds Treasurer (2014-2016) of Teachers Insurance and Annuity Association of America.

Diane M. Whelan, Executive Vice President	Executive Vice President of Nuveen Securities, LLC. (2014-2016); Executive Vice President (2014-2017) of Nuveen Investments, Inc.; Executive Vice President (since 2017) of Nuveen, LLC.

(b) Teachers Advisors, LLC (“Teachers Advisors”) also provides investment management services to the TIAA-CREF Funds, TIAA-CREF Life Funds, TIAA Separate Account VA-1, and certain other registered and unregistered products. The Managers of Teachers Advisors are John Panagakis and Bradley Finkle. Teachers Advisors is located at 730 Third Avenue, New York, NY 10017-3206.

Name and Position with Teachers Advisors	Other Business, Profession, Vocation or Employment During Past Two Years
Michelle M. Beck, Chief Risk Officer	Executive Vice President (since 2017), formerly, Managing Director of Nuveen Alternative Investments, LLC; Managing Director, Head of Risk Management of Nuveen Investments, Inc. (2010-2017); Executive Vice President of Nuveen Fund Advisors, LLC (2016-2017); Senior Managing Director, Chief Risk Officer of TIAA-CREF Alternatives Advisors, LLC; Chief Risk Officer (since 2017), formerly, Senior Managing Director, Chief Risk Officer (2016-2017) of TIAA-CREF Investment Management, LLC.

Elizabeth D. Black, Chief Investment Officer, Public Markets

Chief Investment Officer, Public Markets (since 2015), formerly, Senior Managing Director of TIAA-CREF Alternatives Advisors, LLC; Chief Investment Officer, Public Markets (since 2015), formerly, Senior Managing Director of TIAA-CREF Investment Management, LLC; Member of the Board of Directors, TIAA-CREF Life Insurance Company.

Name and Position with Teachers Advisors	Other Business, Profession, Vocation or Employment During Past Two Years

Glenn E. Brightman, Senior Vice President, Chief Financial Officer

Executive Vice President, Chief Financial Officer and Principal Accounting Officer of College Retirement Equities Fund; Chief Financial Officer of Nuveen, LLC; Controller of Nuveen Finance, LLC (2015-2017); Executive Vice President, Chief Financial Officer of Nuveen Services, LLC; Vice President of TIAA-CREF Alternatives Advisors, LLC; Senior Vice President, Chief Financial Officer (since 2016), formerly, Vice President, Funds Treasurer (2014-2016) of TIAA-CREF Investment Management, LLC; Member of the Board of Directors, NIS/R&T, Inc., Nuveen Investments, Inc., Nuveen Investments Canada Co.

Stuart R. Brunet, Chief Compliance Officer	Chief Compliance Officer (since 2015), formerly, Director, Compliance Officer of TIAA-CREF Investment Management, LLC.

Bradley G. Finkle, Manager of the Board, President & Chief Executive Officer, Member of the Board of Directors, Managing Director

Member of the Board of Directors, Teachers Personal Services, Inc.; Principal Executive Officer and President of TIAA-CREF Funds; Manager of the Board, President & Chief Executive Officer (since 2017, formerly, Senior Managing Director, President, TIAA Public Investments (2016-2017) Managing Director (2011-2016)) of TIAA-CREF Investment Management, LLC; Principal Executive Officer and President, TIAA-CREF Life Funds.

Thomas M. Franks, Senior Managing Director, CIO, Global Equity Investments	Senior Managing Director, CIO, Global Equity Investments of TIAA-CREF Investment Management, LLC.

John M. McCann, Vice President, Associate General Counsel and Assistant Secretary

General Counsel and Assistant Secretary of Covariance Capital Management, Inc. (2014-2017); Vice President, Associate General Counsel and Assistant Secretary (since 2017, formerly, Director, Associate General Counsel and Assistant Secretary) of TIAA-CREF Investment Management, LLC.

John Panagakis, Manager of the Board, Senior Managing Director, Member of the Board of Directors

Vice President of GreenWood Resources Capital Management, LLC; Director of Nuveen Hong Kong Limited; Director and Executive Vice President of Nuveen Investments Canada Co.; Vice President of Teachers Personal Investors Services, Inc.;

Director of TIAA Global Asset Management Australia Pty Ltd; Director of TIAA Global Asset Management London Limited; Manager of the Board, Senior Managing Director of TIAA-CREF Alternatives Advisors, LLC; Manager of the Board, Senior Managing Director of TIAA-CREF Investment Management, LLC.

Item 32: Location of Accounts and Records

Nuveen Fund Advisors, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-laws, minutes of Trustees’ and shareholders’ meetings and contracts of the Registrant and all advisory material of the investment adviser.

State Street Bank and Trust Company, 250 Royall Street, Canton, Massachusetts 02021, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Fund Advisors.

Item 33: Management Services

Not applicable.

Item 34: Undertakings

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 8th day of June, 2018.

NUVEEN EMERGING MARKETS DEBT 2025 TERM FUND

/S/ GIFFORD R. ZIMMERMAN
Gifford R. Zimmerman, Vice President and Secretary

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	June 8, 2018

/s/ Cedric H. Antosiewicz Cedric H. Antosiewicz	Chief Administrative Officer (principal executive officer)	June 8, 2018

William J. Schneider*	Chairman of the Board and Trustee

Margo L. Cook*	Trustee

Jack B. Evans*	Trustee

William C. Hunter*	Trustee

Albin F. Moschner*	Trustee

John K. Nelson*	Trustee

Judith M. Stockdale*	Trustee

Carole E. Stone*	Trustee

Terence J. Toth*	Trustee

Margaret L. Wolff*	Trustee

Robert L. Young*	Trustee

By:

         /s/ Gifford R. Zimmerman

         Gifford R. Zimmerman,

         Attorney-in-Fact

June 8, 2018

*	The powers of attorney authorizing Gifford R. Zimmerman and Eric F. Fess, among others, to execute this Registration Statement, and Amendments thereto, for the Trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as exhibits to this Registration Statement.

INDEX TO EXHIBITS

i.	Deferred Compensation Plan for Independent Directors and Trustees

j.1	Amended and Restated Master Custodian Agreement

j.2	Appendix A to Custodian Agreement

k.1	Transfer Agency and Service Agreement

n.	Consent of KPMG LLP

r.1	Code of Ethics of Nuveen Investments

r.2	Code of Ethics for Independent Trustees of the Nuveen Funds

s.	Powers of Attorney